UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: BlackRock Corporate High Yield Fund, Inc. (HYT)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate High Yield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a) Notices

Amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each of BlackRock Core Bond Trust’s (BHK) and BlackRock Corporate High Yield Fund, Inc.’s (HYT) (each, a “Trust” and together, the “Trusts”) investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2020

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term		Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BHK	$0.336795	$0.001205	$—	$—	$0.338000	100%	0	%(b)	0%	0%	100%
HYT	0.375727	—	—	0.013773	0.389500	96	0		0	4	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

(b)	Rounds to less than 1%.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, BHK distributes a fixed amount of $0.0676 per share on a monthly basis and HYT distributes a fixed amount of $0.0779 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of June 30, 2020	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($15.37)(a)	5.28%
Current Monthly Distribution per Common Share(b)	$0.0676
Current Annualized Distribution per Common Share(b)	$0.8112
Leverage as of June 30, 2020(c)	24%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$15.37	$14.58	5.42%	$15.75	$11.44
Net Asset Value	15.89	15.32	3.72	16.75	13.52

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of June 30, 2020 (continued)	BlackRock Core Bond Trust

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns
	6-Months	1 Year		3 Years	5 Years
Trust at NAV(a)(b)	6.10%	11.84%		8.48%	8.24%
Trust at Market Price(a)(b)	7.84	15.34		9.52	10.23
Reference Benchmark(c)	6.31	10.39		6.75	6.13
Bloomberg Barclays U.S. Long Government/Credit Index(d)	12.82	18.91		10.32	8.98
Bloomberg Barclays Intermediate Credit Index(e)	4.16	6.97		4.88	4.18
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	(3.83)	(0.00	)(g)	3.32	4.79
Bloomberg Barclays CMBS, Eligible for U.S. Aggregate(h)	5.19	6.83		5.10	4.21
Bloomberg Barclays MBS Index(i)	3.50	5.67		3.97	3.23
Bloomberg Barclays ABS Index(j)	3.32	4.68		3.34	2.67

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Long Government/Credit Index (40%); Bloomberg Barclays Intermediate Credit Index (24%); Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg Barclays MBS Index (8%); and Bloomberg Barclays ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

This unmanaged index is the long component of the Bloomberg Barclays U.S. Government/Credit Index. This unmanaged index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

(e)

This unmanaged index is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	Amount is greater than (0.005)%.
(h)	This unmanaged index is the CMBS component of the Bloomberg Barclays U.S. Aggregate Index.
(i)

This unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index. The unmanaged index is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(j)	This unmanaged index is the asset-backed securities component of the Bloomberg Barclays U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BHK is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Trust’s absolute performance over the period came from its allocations to U.S. Treasuries, corporate bonds, 30-year pass-through mortgage-backed securities (“MBS”), agency collateralized mortgage obligations (“CMOs”) and U.S. agency securities.

The principal detractors from the Trust’s absolute performance were its exposures to commercial mortgage-backed securities (“CMBS”), high yield corporate credit, emerging market debt and non-U.S. dollar exposure.

Derivatives are utilized by the Trust in order to manage and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. During the period, the Trust’s overall use of derivatives contributed to performance.

Describe recent portfolio activity.

Over the reporting period, the Trust increased its exposure in corporate securities, while also increasing exposure to emerging market debt. The Trust significantly reduced exposure to U.S. Treasuries, while trimming exposure to high yield corporate bonds.

Describe portfolio positioning at period end.

At period end, the Trust maintained a diversified exposure within non-government spread sectors, including investment grade corporate credit, high yield corporate credit, CMBS, asset-backed securities and emerging market debt. The Trust also held exposure to government-related sectors such as 30-year MBS pass-throughs, agency CMOs and U.S. agency securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2020 (continued)	BlackRock Core Bond Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	06/30/20		12/31/19
Corporate Bonds	80%		43%
Floating Rate Loan Interests	12		2
Preferred Securities	3		8
Asset-Backed Securities	3		5
Common Stocks	2		—
U.S. Government Sponsored Agency Securities	—		20
U.S. Treasury Obligations	—		15
Non-Agency Mortgage-Backed Securities	—		3
Municipal Bonds	—		2
Foreign Agency Obligations	—		2
Short-Term Securities	—		1
Options Purchased	—		— (a)
Options Written	—		(1)
Other	—	(b)	—

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Representing less than 1% of the Trust’s total investments and Other may include Warrants, Other Interests, Short-Term Securities, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (c)(d)

	06/30/20	12/31/19
AAA/Aaa(e)	2%	37%
AA/Aa	38	4
A	11	13
BBB/Baa	23	24
BB/Ba	11	10
B/B	7	8
CCC	3	2
CC	1	—
N/R	4	2

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Short-Term Securities, Options Purchased and Options Written.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	7

Trust Summary as of June 30, 2020	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($10.17)(a)	9.19%
Current Monthly Distribution per Common Share(b)	$0.0779
Current Annualized Distribution per Common Share(b)	$0.9348
Leverage as of June 30, 2020(c)	32%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust, (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$10.17	$11.20	(9.20)%	$11.73	$6.26
Net Asset Value	10.76	11.91	(9.66)	12.07	8.25

Market Price and Net Asset Value History For the Past Five Years

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2020 (continued)	BlackRock Corporate High Yield Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns
	6-Months	1 Year		3 Years	5 Years
Trust at NAV(a)(b)	(6.04)%	(0.17)%		4.22%	5.69%
Trust at Market Price(a)(b)	(5.56)	3.51		5.94	7.65
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	(3.83)	(0.00	)(d)	3.32	4.79

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An unmanaged index (the “Reference Benchmark”) comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(d)	Amount is greater than (0.005)%.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

HYT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust’s exposures to the independent energy, aerospace & defense, and gaming sectors were the largest detractors from performance. By credit rating, bonds in the B and BB ratings categories were the largest detractors over the period. From an asset allocation perspective, high yield corporate bonds weighed most heavily on the Trust’s return as they were negatively impacted by the heightened risk aversion seen in the first quarter of 2020 and benefited less than most other bond categories in the second quarter from Fed policy support. An exposure to equities also pared back the return.

From a sector perspective, wireless, technology and food & beverage were the largest positive contributors over the period. By credit rating, BBB-rated bonds were the largest contributors to return over the period. From an asset allocation perspective, the Trust’s tactical allocation to investment grade corporate bonds was the most meaningful contributor to return as the segment rebounded in the second quarter aided by the announcement of Fed bond purchasing programs.

Describe recent portfolio activity.

While key positioning themes remained broadly consistent, the investment adviser tactically navigated sector- and issuer-level positioning to take advantage of market opportunities. The Trust’s exposure to investment grade corporate bonds was increased during the period, while its allocation to floating rate loan interests (“bank loans”) remained relatively constant. The Trust increased its allocation to the independent energy, midstream and automotive sectors, while reducing exposures in the banking, electric utility and media & entertainment sectors.

Describe portfolio positioning at period end.

At period end, the Trust remained underweight BB-rated credits and overweight select CCC issues. At the same time, the Trust maintained an underweight to the highest-yielding portion of the market that contains a larger concentration of stressed assets. The Trust maintained a tactical allocation to investment grade names, as well as to bank loans as prices for these senior, secured assets remained somewhat depressed in the investment adviser’s view. The Trust’s largest sector overweights included technology, aerospace & defense, and cable & satellite, while underweights included media & entertainment, food & beverage, and home construction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of June 30, 2020 (continued)	BlackRock Corporate High Yield Fund, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	06/30/20		12/31/19
Corporate Bonds	86%		83%
Floating Rate Loan Interests	9		9
Preferred Securities	4		4
Common Stocks	1		1
Investment Companies	—		2
Asset-Backed Securities	—		1
Other	—	(a)	—	(a)

(a)	Representing less than 1% of the Trust’s total investments and Other may include Warrants, Other Interests, Short-Term Securities, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (a)(b)

	06/30/20	12/31/19
A	2%	—%
BBB/Baa	14	7
BB/Ba	38	41
B	31	39
CCC/Caa	11	10
N/R	4	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes Short-Term Securities, Options Purchased and Options Written.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments (unaudited) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 0.0%

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(a)(b)		542	$21,047

Total Common Stocks — 0.0% (Cost — $7,225)			21,047

	Par (000)

Asset-Backed Securities — 7.5%
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.70%), 3.92%, 07/15/27(c)(d)	USD	1,963	1,846,969
Anchorage Capital CLO Ltd.(c)(d):
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.20%), 4.51%, 10/13/30		720	667,503
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 3.89%, 07/28/28		1,000	923,991
Battalion CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.45%), 4.47%, 01/24/29(c)(d)		1,000	944,039
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.50%), 4.72%, 01/15/29(c)(d)		815	743,503
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 8.84%, 10/20/32(c)(d)		250	239,345
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 3.71%, 11/23/25(c)(d)		3,000	2,797,598
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.35%), 3.77%, 08/14/30(c)(d)		1,000	895,277
CarVal CLO II Ltd., Series 2019-1A(c)(d):
Class D, (3 mo. LIBOR US + 4.15%), 5.29%, 04/20/32		500	478,757
Class E, (3 mo. LIBOR US + 6.75%), 7.89%, 04/20/32		400	339,263
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.58%, 07/20/32(c)(d)		500	437,508
CarVal CLO Ltd., Series 2018-1A, Class E, 6.95%, 07/16/31(c)(e)		500	394,461
CIFC Funding Ltd.(c)(d):
Series 2014-4RA, Class A1A, (3 mo. LIBOR US + 1.13%), 2.26%, 10/17/30		1,000	982,159
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.11%), 2.21%, 01/22/31		1,000	984,276
Series 2015-5A, Class A1R, (3 mo. LIBOR US + 0.86%), 1.85%, 10/25/27		1,000	980,831
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.00%), 1.00%, 07/15/32(f)		500	500,000
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01%, 02/15/29(c)		2,000	2,033,373
Dryden CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 3.79%, 04/18/31(c)(d)		1,250	1,125,299
Dryden Senior Loan Fund, Series 2015-41A, Class AR, (3 mo. LIBOR US + 0.97%), 2.19%, 04/15/31(c)(d)		2,550	2,473,487
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 3.54%, 08/15/30(c)(d)		1,000	917,161
Eaton Vance Clo Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.25%), 2.39%, 01/20/30(c)(d)		1,000	965,825
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.22%, 10/15/32(c)(d)		1,500	1,452,124

Security	Par (000)		Value

Asset-Backed Securities (continued)
Elmwood CLO V Ltd., Series 2020-2A, Class C, (3 mo. LIBOR US + 2.75%), 1.00%, 07/24/31(c)(d)(f)	USD	500	$500,000
Galaxy CLO XXIX Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 2.79%, 11/15/26(c)(d)		805	769,253
Goldentree Loan Management US Clo 7 Ltd., Series 2020-7A, Class D, (3 mo. LIBOR US + 2.98%), 3.39%, 04/20/31(c)(d)		625	576,131
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 4.74%, 07/18/29(c)(d)		1,000	919,450
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 4.74%, 10/20/26(c)(d)		3,750	3,573,414
Long Beach Mortgage Loan Trust,Series 2006-8, Class 2A4, (1 mo. LIBOR US + 0.24%), 0.42%, 09/25/36(d)		7,177	2,979,662
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 7.54%, 01/20/29(c)(d)		250	211,344
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 3.19%, 01/27/26(c)(d)		1,800	1,735,583
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE5, Class A2D, (1 mo. LIBOR US + 0.34%), 0.52%, 03/25/37(d)		6,042	3,055,990
Nelnet Student Loan Trust, Series 2006-1, Class A5, (3 mo. LIBOR US + 0.11%), 0.47%, 08/23/27(d)		70	70,215
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.05%), 4.27%, 10/15/29(c)(d)		1,000	903,486
OCP CLO Ltd.(c)(d):
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.26%), 2.48%, 07/15/30		1,000	990,134
Series 2020-19A, Class C, (3 mo. LIBOR US + 2.95%), 3.27%, 07/20/31(a)		250	250,000
Series 2020-19A, Class D, (3 mo. LIBOR US + 4.47%), 4.79%, 07/20/31(a)		250	245,000
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 2.75%), 3.85%, 01/22/30(c)(d)		500	437,535
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 4.58%, 11/20/27(c)(d)		1,160	1,128,049
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 8.26%, 01/21/30(c)(d)		595	536,977
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 05/14/32(c)		2,000	2,072,504
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (3 mo. LIBOR US + 2.70%), 3.80%, 01/22/29(c)(d)		1,500	1,473,545
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 4.28%, 10/17/29(c)(d)		875	791,543
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 4.22%, 01/15/29(c)(d)		1,000	895,427
OZLM XXI, Series 2017-21A, Class C, (3 mo. LIBOR US + 2.67%), 3.81%, 01/20/31 (c)(d)		1,000	866,375
Palmer Square CLO Ltd., Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 3.89%, 07/20/30(c)(d)		250	221,895
Palmer Square Loan Funding Ltd. (c):
2.48%, 08/20/27(e)(d)		1,750	1,696,908
Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 5.39%, 01/20/27(d)		1,000	785,449

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2019-2A, Class B, (3 mo. LIBOR US + 2.25%), 3.39%, 04/20/27(d)	USD	750	$733,173
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.78%, 08/20/27(d)		750	731,316
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 4.27%, 10/24/27(d)		250	241,280
Regatta VI Funding Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.00%), 6.14%, 07/20/28(c)(d)		250	207,034
Rockford Tower CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 3.87%, 04/15/29(c)(d)		1,750	1,560,500
SLM Private Education Loan Trust, Series 2014-A, Class B, 3.50%, 11/15/44(c)		500	509,091
Sound Point CLO XIV Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 3.85%), 4.89%, 01/23/29(c)(d)		1,550	1,406,837
Sterling Coofs Trust(a)(c):
Series 2004-1, Class A, 2.36%, 04/15/29		1,715	30,011
Series 2004-2, Class Note, 2.08%, 03/30/30		1,501	26,276
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 02/25/32		248	238,551
TCI-Flatiron CLO Ltd., Series 2016-1A, Class DR, 4.93%, 07/17/28(c)(e)		635	617,695
TICP CLO VI Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 6.88%, 07/17/31(c)(d)		537	406,117
TICP CLO X Ltd., Series 2018-10A, Class E, (3 mo. LIBOR US + 5.50%), 6.64%, 04/20/31(c)(d)		250	203,775
TRESTLES CLO II Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 4.64%, 07/25/29(c)(d)		250	237,126
Voya CLO Ltd.(c):
Series 2017-3A, Class C, (3 mo. LIBOR US + 3.55%), 4.69%, 07/20/30(d)		1,000	919,409
Series 2018-2A, Class A2, 2.47%, 07/15/31(e)		1,000	963,954
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 4.39%, 07/20/28(c)(d)		1,185	1,098,750
York CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 4.74%, 10/20/29(c)(d)		1,750	1,636,367
York Clo-4 Ltd., Series 2016-2A, Class DR, (3 mo. LIBOR US + 3.15%), 4.29%, 04/20/32(c)(d)		1,500	1,316,098

Total Asset-Backed Securities — 7.5% (Cost — $65,399,855)			63,891,978

Corporate Bonds — 61.7%

Aerospace & Defense — 1.4%
Amsted Industries, Inc., 5.63%, 07/01/27(c)		95	97,969
Bombardier, Inc.(c):
8.75%, 12/01/21		620	503,750
5.75%, 03/15/22		62	45,759
6.00%, 10/15/22		6	4,200
6.13%, 01/15/23		204	140,311
7.50%, 12/01/24		82	53,710
7.50%, 03/15/25		25	16,315
7.88%, 04/15/27		662	433,610
CenturyLink, Inc., 4.00%, 02/15/27(c)		313	304,001
Eaton Corp., 4.15%, 11/02/42		500	591,047
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(c)(g)		202	143,420
Howmet Aerospace, Inc., 5.13%, 10/01/24		221	228,925
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		371	384,913

Security	Par (000)		Value

Aerospace & Defense (continued)
Lockheed Martin Corp., 4.09%, 09/15/52	USD	1,410	$1,841,151
Moog, Inc., 4.25%, 12/15/27(c)		89	86,330
Raytheon Technologies Corp., 6.13%, 07/15/38		1,450	2,094,269
Signature Aviation US Holdings, Inc.(c):
5.38%, 05/01/26		72	72,050
4.00%, 03/01/28		211	190,691
Sotheby’s, 7.38%, 10/15/27(c)		265	250,425
TransDigm, Inc.(c):
8.00%, 12/15/25		468	491,863
6.25%, 03/15/26		3,574	3,565,137
Wolverine Escrow LLC(c):
8.50%, 11/15/24		164	124,640
9.00%, 11/15/26		145	104,400

			11,768,886

Air Freight & Logistics — 0.2%
FedEx Corp., 4.75%, 11/15/45		1,250	1,378,254
XPO Logistics, Inc., 6.75%, 08/15/24(c)		11	11,523

			1,389,777

Airlines — 0.9%
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24		2,223	1,800,363
Series 2015-2, Class A, 4.00%, 03/22/29		1,216	1,000,863
Series 2015-2, Class AA, 3.60%, 03/22/29		1,216	1,123,901
Avianca Holdings SA, 9.00%, 05/10/23(b)(c)(h)		302	60,551
Gol Finance SA, 7.00%, 01/31/25(c)		200	112,500
Latam Finance Ltd., 6.88%, 04/11/24(b)(c)(h)		257	70,032
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)(f)		692	693,730
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 02/15/27		2,911	2,730,089

			7,592,029

Auto Components — 0.5%
Allison Transmission, Inc., 5.88%, 06/01/29(c)		450	468,000
Aptiv PLC, 4.40%, 10/01/46		465	449,087
Clarios Global LP, 6.75%, 05/15/25(c)		171	177,840
Clarios Global LP/Clarios US Finance Co., 8.50%, 05/15/27(c)		1,081	1,086,351
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(c)		176	163,020
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	105,479
Ford Motor Credit Co. LLC, 5.11%, 05/03/29	USD	200	194,366
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.75%, 02/01/24		34	34,255
4.75%, 09/15/24		73	68,634
6.38%, 12/15/25		83	82,170
6.25%, 05/15/26		57	57,040
5.25%, 05/15/27		232	223,880
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(c)		732	754,875
Tesla, Inc., 5.30%, 08/15/25(c)		270	270,000

			4,134,997

Automobiles — 0.6%
Ford Motor Co.:
4.35%, 12/08/26		7	6,530
4.75%, 01/15/43		2,000	1,575,600
5.29%, 12/08/46		19	15,623
General Motors Co.:
6.13%, 10/01/25		88	98,884
6.80%, 10/01/27		357	415,998
5.00%, 10/01/28		41	43,613
6.25%, 10/02/43		2,506	2,663,058

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Automobiles (continued)
Rolls-Royce PLC, 0.88%, 05/09/24	EUR	100	$101,505
Winnebago Industries, Inc., 6.25%(c)(f)	USD	66	66,000

			4,986,811

Banks — 1.9%
Al Ahli Bank of Kuwait KSCP (5 year USD Swap + 4.17%), 7.25%(i)(j)		200	197,188
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	109,921
Bancolombia SA (5 year CMT + 2.94%), 4.63%, 12/18/29(i)	USD	200	187,966
Bank Leumi Le-Israel BM (5 year CMT + 1.63%), 3.28%, 01/29/31(c)(i)		281	272,746
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25		200	192,688
Barclays PLC:
4.38%, 09/11/24		550	587,105
3.65%, 03/16/25		4,320	4,683,355
BBVA Bancomer SA, 6.75%, 09/30/22(c)		236	251,635
Chong Hing Bank Ltd. (5 year CMT + 3.86%), 5.70%(i)(j)		250	232,333
CIT Group, Inc., 5.00%, 08/01/23		237	241,716
Commerzbank AG (5 year EUR Swap + 4.35%), 4.00%, 12/05/30(i)	EUR	100	112,776
Cooperatieve Rabobank UA, 3.95%, 11/09/22	USD	1,500	1,587,030
Emirates NBD Bank PJSC (6 year USD Swap + 3.66%), 6.13%(i)(j)		250	248,828
HSBC Holdings PLC, 6.10%, 01/14/42		610	867,956
Itau Unibanco Holding SA, 5.13%, 05/13/23(c)		200	208,980
Santander Holdings USA, Inc., 4.50%, 07/17/25		2,000	2,162,752
Santander UK Group Holdings PLC, 2.88%, 08/05/21		1,250	1,277,315
Standard Chartered PLC (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(c)(i)		500	545,599
Unione di Banche Italiane SpA (5 year EUR Swap + 5.75%), 5.88%, 03/04/29(i)	EUR	100	121,138
Wells Fargo & Co., 3.90%, 05/01/45	USD	2,250	2,637,300

			16,726,327

Beverage: Soft Drinks — 0.0%
Energizer Holdings, Inc., 4.75%, 06/15/28(c)(f)		214	209,928

Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		4,600	5,628,953
Central American Bottling Corp., 5.75%, 01/31/27(c)		222	222,763
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		23	26,910

			5,878,626

Biotechnology — 0.6%
Amgen, Inc., 4.40%, 05/01/45		2,250	2,799,375
Baxalta, Inc., 5.25%, 06/23/45		500	670,066
Gilead Sciences, Inc., 4.80%, 04/01/44		1,000	1,352,352

			4,821,793

Building Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	100	110,805

Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(c)	USD	248	249,860
Griffon Corp., 5.75%, 03/01/28(c)		59	58,262
Jeld-Wen, Inc.(c):
6.25%, 05/15/25		98	101,675
4.63%, 12/15/25		24	23,040
4.88%, 12/15/27		2	1,920

Security	Par (000)		Value

Building Products (continued)
Masonite International Corp.(c):
5.75%, 09/15/26	USD	52	$53,560
5.38%, 02/01/28		29	29,653
Standard Industries, Inc.(c):
5.00%, 02/15/27		142	143,775
4.75%, 01/15/28		54	54,743
4.38%, 07/15/30		323	322,192

			1,038,680

Capital Markets — 2.8%
CDP Financial, Inc., 5.60%, 11/25/39(c)		5,890	8,804,906
CFLD Cayman Investment Ltd., 6.90%, 01/13/23		200	196,581
Goldman Sachs Group, Inc.:
3.75%, 05/22/25		8,965	9,933,000
Series R, (5 year CMT + 3.22%), 4.95%(i)(j)		465	441,750
Intercorp Peru Ltd., 3.88%, 08/15/29(c)		200	194,750
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	111,617
LABL Escrow Issuer LLC, 6.75%, 07/15/26(c)	USD	166	172,691
Morgan Stanley:
4.00%, 07/23/25		905	1,026,131
3.13%, 07/27/26		2,000	2,204,601
Owl Rock Capital Corp., 5.25%, 04/15/24		56	58,530
Raymond James Financial, Inc., 4.95%, 07/15/46		400	483,876
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)		90	94,050

			23,722,483

Chemicals — 0.9%
Air Liquide Finance SA, 3.50%, 09/27/46(c)		360	422,945
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(c)(g)		410	408,975
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		1,112	1,100,880
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)		311	314,887
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(c)		150	150,780
Blue Cube Spinco LLC:
9.75%, 10/15/23		263	270,890
10.00%, 10/15/25		162	168,885
Chemours Co., 6.63%, 05/15/23		234	224,640
Cydsa SAB de CV, 6.25%, 10/04/27(c)		319	312,221
Element Solutions, Inc., 5.88%, 12/01/25(c)		937	946,077
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21		200	201,250
Equate Petrochemical BV, 4.25%, 11/03/26(c)		206	218,875
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		101	100,748
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)		141	146,993
Minerals Technologies, Inc., 5.00%, 07/01/28(c)		114	115,710
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	113,614
NOVA Chemicals Corp., 4.88%, 06/01/24(c)	USD	41	38,233
Orbia Advance Corp SAB de CV(c):
4.00%, 10/04/27		200	205,500
5.50%, 01/15/48		200	207,250
PQ Corp., 5.75%, 12/15/25(c)		309	311,317
Valvoline, Inc.(c):
4.38%, 08/15/25		89	89,445
4.25%, 02/15/30		178	175,330
Vedanta Resources Finance II PLC, 9.25%, 04/23/26		482	344,329
WESCO Distribution, Inc.(c):
7.13%, 06/15/25		459	483,387
7.25%, 06/15/28		417	440,977
WR Grace & Co-Conn(c):
5.63%, 10/01/24		141	148,402
4.88%, 06/15/27		191	193,489

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
Yingde Gases Investment Ltd., 6.25%, 01/19/23	USD	200	$204,312

			8,060,341

Commercial Services & Supplies — 0.4%
ADT Security Corp.:
6.25%, 10/15/21		86	88,150
4.13%, 06/15/23		18	18,045
4.88%, 07/15/32(c)		333	303,030
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(c)		252	265,545
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(c)		441	447,615
Clean Harbors, Inc.(c):
4.88%, 07/15/27		46	47,265
5.13%, 07/15/29		109	113,050
Garda World Security Corp.(c):
4.63%, 02/15/27		180	177,300
9.50%, 11/01/27		92	97,290
GFL Environmental, Inc.(c):
7.00%, 06/01/26		359	371,565
4.25%, 06/01/25		59	59,516
5.13%, 12/15/26		292	302,220
8.50%, 05/01/27		140	152,250
Iron Mountain, Inc., 5.25%, 03/15/28(c)		77	76,615
KAR Auction Services, Inc., 5.13%, 06/01/25(c)		97	95,545
Mobile Mini, Inc., 5.88%, 07/01/24		298	306,731
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	106,508
United Rentals North America, Inc.:
4.63%, 10/15/25	USD	24	24,120
5.88%, 09/15/26		53	55,544
6.50%, 12/15/26		3	3,150
5.50%, 05/15/27		81	83,430
3.88%, 11/15/27		67	66,833
4.88%, 01/15/28		55	56,375
5.25%, 01/15/30		40	41,300
4.00%, 07/15/30		104	100,592

			3,459,584

Communications Equipment — 0.2%
CommScope Technologies LLC, 6.00%, 06/15/25(c)		266	256,876
CommScope, Inc.(c):
5.50%, 03/01/24		397	400,970
5.50%, 06/15/24		53	53,972
6.00%, 03/01/26		158	161,950
Nokia OYJ:
4.38%, 06/12/27		31	32,755
6.63%, 05/15/39		88	104,526
ViaSat, Inc.(c):
5.63%, 04/15/27		376	384,930
6.50%, 07/15/28		213	213,045

			1,609,024

Construction & Engineering — 0.6%
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		304	273,600
Delhi International Airport Ltd., 6.45%, 06/04/29		200	194,500
frontdoor, Inc., 6.75%, 08/15/26(c)		135	143,438
ITR Concession Co. LLC, 4.20%, 07/15/25(c)		4,000	4,122,254
SPIE SA, 2.63%, 06/18/26	EUR	100	108,721
SRS Distribution, Inc., 8.25%, 07/01/26(c)	USD	332	336,980

			5,179,493

Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(c)		153	148,681
Core & Main LP, 6.13%, 08/15/25(c)		1,089	1,085,352

Security	Par (000)		Value

Construction Materials (continued)
HD Supply, Inc., 5.38%, 10/15/26(c)	USD	828	$845,595
Navistar International Corp., 6.63%, 11/01/25(c)		217	205,607
New Enterprise Stone & Lime Co., Inc.(c):
10.13%, 04/01/22		94	93,530
6.25%, 03/15/26		53	53,265
PulteGroup, Inc., 6.00%, 02/15/35		27	31,077
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22		70	72,757
6.88%, 08/15/23		230	236,086

			2,771,950

Consumer Discretionary — 0.0%
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(c)		45	44,212
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	114,597

			158,809

Consumer Finance — 1.5%
Ally Financial, Inc., 8.00%, 11/01/31	USD	810	1,045,163
Capital One Financial Corp., 4.75%, 07/15/21		1,935	2,017,688
Corvias Campus Living USG LLC, 5.30%, 07/01/50(a)		5,673	5,672,924
Credito Real SAB de CV SOFOM ER, 7.25%, 07/20/23		200	195,062
Husky III Holding Ltd., (13.00% Cash or 13.00% PIK), 13.00%, 02/15/25(c)(g)		203	195,387
Muthoot Finance Ltd.:
6.13%, 10/31/22(c)		247	249,779
4.40%, 09/02/23		200	190,624
Navient Corp.:
5.00%, 10/26/20		180	179,257
7.25%, 09/25/23		46	44,960
6.13%, 03/25/24		67	63,650
5.88%, 10/25/24		39	36,636
5.00%, 03/15/27		173	145,320
OneMain Finance Corp.:
6.13%, 05/15/22		50	50,919
6.88%, 03/15/25		68	69,764
7.13%, 03/15/26		248	256,678
6.63%, 01/15/28		141	139,590
5.38%, 11/15/29		78	72,930
Refinitiv US Holdings, Inc.(c):
4.50%, 05/15/26	EUR	245	286,522
6.25%, 05/15/26	USD	177	187,620
8.25%, 11/15/26		544	589,136
Verscend Escrow Corp., 9.75%, 08/15/26(c)		1,279	1,374,094

			13,063,703

Containers & Packaging — 0.6%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(c)(g)		501	495,677
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
5.25%, 04/30/25(c)		244	250,098
4.13%, 08/15/26(c)		481	473,232
4.75%, 07/15/27	GBP	100	120,193
5.25%, 08/15/27(c)	USD	442	434,212
Ball Corp.:
5.25%, 07/01/25		12	13,125
4.88%, 03/15/26		120	130,500
Berry Global, Inc., 4.88%, 07/15/26(c)		5	5,075
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30		200	203,937
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		298	304,705

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging (continued)
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	USD	97	$98,846
Graphic Packaging International LLC, 3.50%, 03/15/28(c)		78	77,392
Intertape Polymer Group, Inc., 7.00%, 10/15/26(c)		119	122,296
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)		536	526,452
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(c)		170	170,478
Silgan Holdings, Inc., 4.13%, 02/01/28(c)		26	25,772
Trivium Packaging Finance BV:
3.75%, 08/15/26	EUR	100	110,264
5.50%, 08/15/26(c)	USD	828	835,245
8.50%, 08/15/27(c)		738	788,737

			5,186,236

Diversified Consumer Services — 0.1%
APX Group, Inc.:
7.88%, 12/01/22		80	79,600
8.50%, 11/01/24		82	79,950
Ascend Learning LLC, 6.88%, 08/01/25(c)		461	463,770
Graham Holdings Co., 5.75%, 06/01/26(c)		62	64,116
Laureate Education, Inc., 8.25%, 05/01/25(c)		72	74,700
Prime Security Services Borrower LLC/Prime Finance, Inc.(c):
5.25%, 04/15/24		49	50,103
5.75%, 04/15/26		78	80,886
Service Corp. International, 5.13%, 06/01/29		19	20,444
ServiceMaster Co. LLC, 5.13%, 11/15/24(c)		142	143,953

			1,057,522

Diversified Financial Services — 4.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(c)		1,297	1,361,850
Alpha Holding SA de CV, 9.00%, 02/10/25(c)		225	200,883
Altice France Holding SA:
8.00%, 05/15/27	EUR	100	118,402
10.50%, 05/15/27(c)	USD	1,088	1,198,486
6.00%, 02/15/28(c)		257	242,706
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	113,606
ASG Finance Designated Activity Co., 7.88%, 12/03/24(c)	USD	200	136,000
Bank of America Corp.:
5.63%, 07/01/20		2,200	2,200,000
3.25%, 10/21/27		4,000	4,411,496
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		400	405,500
8.60%, 04/08/24		200	197,188
Citigroup, Inc., Series V, (Secured Overnight Financing Rate + 3.23%), 4.70%(i)(j)		410	364,387
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(c)		200	153,440
FMR LLC, 4.95%, 02/01/33(c)		2,300	3,005,322
Ford Motor Credit Co. LLC:
5.88%, 08/02/21		300	302,910
2.98%, 08/03/22		245	234,820
3.35%, 11/01/22		314	300,743
3.81%, 01/09/24		400	384,120
4.06%, 11/01/24		200	191,006
5.13%, 06/16/25		330	330,132
4.13%, 08/04/25		279	264,618
4.39%, 01/08/26		400	380,872
General Electric Co., 6.15%, 08/07/37		2,150	2,505,781

Security	Par (000)		Value

Diversified Financial Services (continued)
General Motors Financial Co., Inc.:
4.25%, 05/15/23	USD	807	$842,673
5.65%, 01/17/29		45	50,639
Greenko Dutch BV, 5.25%, 07/24/24		200	197,812
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	200,416
Intercontinental Exchange, Inc., 4.00%, 10/15/23		470	519,744
Intesa Sanpaolo SpA, 5.02%, 06/26/24(c)		3,151	3,228,711
Intrum AB, 3.00%, 09/15/27	EUR	100	93,812
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c):
5.25%, 03/15/22	USD	17	16,150
4.25%, 02/01/27		212	169,600
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)	EUR	100	112,350
Lloyds Banking Group PLC (5 year CMT + 4.82%), 6.75%(i)(j)	USD	595	606,900
Manappuram Finance Ltd., 5.90%, 01/13/23		200	187,250
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	248,984
Moody’s Corp., 4.50%, 09/01/22		1,800	1,932,998
Murphy Oil USA, Inc., 4.75%, 09/15/29		106	108,385
Northern Trust Corp., 3.95%, 10/30/25		8,000	9,230,651
Picasso Finance Sub, Inc., 6.13%, 06/15/25(c)		338	345,605
Scenery Journey Ltd.:
11.00%, 11/06/20		200	201,562
11.50%, 10/24/22		219	207,645
13.00%, 11/06/22		200	195,375
Spectrum Brands, Inc.(c):
5.00%, 10/01/29		68	67,150
5.50%, 07/15/30		104	104,130
Vertical Midco GmbH, 5.00%(f)	EUR	100	112,350
VZ Vendor Financing BV, 2.50%, 01/31/24		100	109,771
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	186,246
WMG Acquisition Corp.(c):
5.50%, 04/15/26		84	86,915
3.88%, 07/15/30		135	136,357

			38,504,449

Diversified Telecommunication Services — 3.8%
AT&T, Inc.:
6.10%, 07/15/40		830	1,106,571
6.38%, 03/01/41		520	736,748
5.15%, 03/15/42		2,400	2,995,691
4.75%, 05/15/46		2,710	3,248,857
Axtel SAB de CV, 6.38%, 11/14/24(c)		200	207,704
CenturyLink, Inc.:
5.13%, 12/15/26(c)		572	570,570
Series P, 7.60%, 09/15/39		213	229,241
Series U, 7.65%, 03/15/42		274	293,865
Series W, 6.75%, 12/01/23		74	79,534
Series Y, 7.50%, 04/01/24		407	447,220
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		120	122,400
Frontier Communications Corp., 8.00%, 04/01/27(c)		908	920,839
GCI LLC, 6.63%, 06/15/24(c)		93	97,321
Level 3 Financing, Inc.:
5.25%, 03/15/26		183	188,033
4.63%, 09/15/27(c)		16	16,120
4.25%, 07/01/28(c)		551	550,366
Oi SA, (10% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(g)		220	183,425
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	100	113,249
5.00%, 04/15/28		100	116,282

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	74	$83,435
6.00%, 09/30/34		337	366,319
7.20%, 07/18/36		60	71,400
7.72%, 06/04/38		199	250,390
Telecom Italia SpA, 5.30%, 05/30/24(c)		200	208,714
Telecom Italia SpA/Milano, 3.00%, 09/30/25	EUR	100	114,035
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(c)	USD	297	291,060
Verizon Communications, Inc.:
6.40%, 02/15/38		5,700	7,839,315
6.55%, 09/15/43(k)		6,751	10,734,871

			32,183,575

Electric Utilities — 4.0%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energ, 6.25%, 12/10/24		200	208,000
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	561,295
CMS Energy Corp., 5.05%, 03/15/22		1,832	1,931,342
Duke Energy Carolinas LLC:
6.10%, 06/01/37		640	913,129
6.00%, 01/15/38		1,675	2,419,722
4.25%, 12/15/41		750	923,896
Duke Energy Florida LLC:
6.35%, 09/15/37		2,775	4,037,903
6.40%, 06/15/38		770	1,173,642
E.ON International Finance BV, 6.65%, 04/30/38(c)		3,100	4,272,429
Electricite de France SA, 5.60%, 01/27/40(c)		2,800	3,584,602
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(c)		201	200,812
Energuate Trust, 5.88%, 05/03/27(c)		201	197,922
Inkia Energy Ltd., 5.88%, 11/09/27(c)		200	197,000
NextEra Energy Operating Partners LP(c):
4.25%, 07/15/24		192	194,160
4.25%, 09/15/24		58	58,346
4.50%, 09/15/27		27	28,224
Ohio Power Co., Series D, 6.60%, 03/01/33		3,000	4,287,699
PacifiCorp, 6.25%, 10/15/37		1,225	1,782,320
PG&E Corp., 5.25%, 07/01/30		246	247,402
ReNew Power Synthetic, 6.67%, 03/12/24		200	201,313
Southern California Edison Co., 5.63%, 02/01/36		1,300	1,651,443
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37		3,920	5,474,177

			34,546,778

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
4.13%, 05/01/25		150	150,187
5.00%, 09/01/25		80	82,300
Corning, Inc., 4.38%, 11/15/57		2,000	2,298,380
Itron, Inc., 5.00%, 01/15/26(c)		18	17,933

			2,548,800

Energy Equipment & Services — 0.5%
Anton Oilfield Services Group, 7.50%, 12/02/22		200	128,032
Archrock Partners LP/Archrock Partners Finance Corp.(c):
6.88%, 04/01/27		182	171,444
6.25%, 04/01/28		20	18,200
ChampionX Corp., 6.38%, 05/01/26		146	135,674
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,779,884
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(c)		188	184,710
Halliburton Co., 5.00%, 11/15/45		500	513,261

Security	Par (000)		Value

Energy Equipment & Services (continued)
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)	USD	250	$251,250
Pioneer Energy Services Corp.(c)(g):
(5.00% PIK), 11/15/25(l)		152	82,148
(11% Cash), 11.00%, 05/15/25		222	177,721
Transocean, Inc., 8.00%, 02/01/27(c)		206	113,686
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		237	229,001
6.88%, 09/01/27		327	313,920

			4,098,931

Environmental, Maintenance, & Security Service — 0.1%
Tervita Corp., 7.63%, 12/01/21(c)		166	130,310
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		318	303,528

			433,838

Equity Real Estate Investment Trusts (REITs) — 1.4%
ERP Operating LP, 4.50%, 06/01/45		1,155	1,514,171
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)		150	141,750
Fortune Star BVI Ltd.:
6.88%, 01/31/21		200	202,000
5.95%, 01/29/23		200	199,000
6.75%, 07/02/23		250	252,500
Healthpeak Properties, Inc., 4.00%, 06/01/25		2,000	2,215,019
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		92	89,949
Iron Mountain, Inc.(c):
4.88%, 09/15/27		206	200,683
5.25%, 07/15/30		280	275,800
5.63%, 07/15/32		341	340,284
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		250	222,500
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		24	24,180
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		498	515,440
4.50%, 09/01/26		277	274,313
5.75%, 02/01/27		16	16,400
4.50%, 01/15/28		205	194,750
MPT Operating Partnership LP/MPT Finance Corp.:
5.00%, 10/15/27		446	458,265
4.63%, 08/01/29		375	376,875
NH Hotel Group SA, 3.75%, 10/01/23	EUR	115	115,683
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(c)	USD	282	250,980
SBA Communications Corp., 4.88%, 09/01/24		533	545,659
Simon Property Group LP, 4.75%, 03/15/42		1,670	1,904,903
Starwood Property Trust, Inc., 5.00%, 12/15/21		77	74,690
Trust F/1401, 6.95%, 01/30/44		476	514,378
Ventas Realty LP, 4.13%, 01/15/26		870	933,664

			11,853,836

Food & Staples Retailing — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
5.75%, 03/15/25		15	15,328
7.50%, 03/15/26(c)		65	70,200
4.63%, 01/15/27(c)		301	301,000
5.88%, 02/15/28(c)		180	185,719
4.88%, 02/15/30(c)		167	170,863
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		200	203,688
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(c)		212	224,616
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		1,000	1,082,835

			2,254,249

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products — 0.8%
Aramark Services, Inc.:
5.00%, 04/01/25(c)	USD	138	$135,930
6.38%, 05/01/25(c)		164	169,351
4.75%, 06/01/26		154	148,225
5.00%, 02/01/28(c)		343	325,850
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)		44	42,460
Darling Ingredients, Inc., 5.25%, 04/15/27(c)		12	12,333
Graphic Packaging International LLC, 4.75%, 07/15/27(c)		53	55,915
Grupo Bimbo SAB de CV (5 year CMT + 3.28%), 5.95%(c)(i)(j)		200	205,594
JBS USA LUX SA/JBS USA Finance, Inc. (c):
5.75%, 06/15/25		624	629,460
6.75%, 02/15/28		151	159,211
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(c):
6.50%, 04/15/29		232	246,210
5.50%, 01/15/30		241	247,025
Kraft Heinz Foods Co.:
3.88%, 05/15/27(c)		42	43,890
4.25%, 03/01/31(c)		878	930,938
5.00%, 07/15/35		85	93,524
6.88%, 01/26/39		160	197,797
4.63%, 10/01/39(c)		53	53,220
6.50%, 02/09/40		110	132,402
5.00%, 06/04/42		86	90,610
5.20%, 07/15/45		239	259,188
4.38%, 06/01/46		252	247,739
4.88%, 10/01/49(c)		684	696,528
5.50%, 06/01/50(c)		864	920,989
MHP Lux SA, 6.25%, 09/19/29(c)		400	381,500
Minerva Luxembourg SA, 6.50%, 09/20/26(c)		200	201,000
Post Holdings, Inc.(c):
5.00%, 08/15/26		3	3,011
5.75%, 03/01/27		73	75,373
4.63%, 04/15/30		335	327,898
Simmons Foods, Inc., 7.75%, 01/15/24(c)		157	163,782

			7,196,953

Health Care Equipment & Supplies — 0.4%
Avantor, Inc.(c):
6.00%, 10/01/24		925	966,625
9.00%, 10/01/25		543	583,725
Hologic, Inc., 4.63%, 02/01/28(c)		96	99,600
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(c):
7.38%, 06/01/25		400	407,000
7.25%, 02/01/28		791	804,036
Teleflex, Inc., 4.25%, 06/01/28(c)		279	285,975

			3,146,961

Health Care Providers & Services — 1.4%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		90	90,027
5.63%, 02/15/23		50	50,018
5.50%, 07/01/28(c)		138	138,345
Aetna, Inc., 4.50%, 05/15/42		575	683,986
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		140	143,850
Centene Corp.:
5.38%, 06/01/26(c)		6	6,220
5.38%, 08/15/26(c)		197	204,921
4.25%, 12/15/27		404	416,892
4.63%, 12/15/29		1,049	1,106,695
3.38%, 02/15/30		308	310,991

Security	Par (000)		Value

Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.(c):
8.63%, 01/15/24	USD	354	$346,170
6.63%, 02/15/25		98	92,120
8.00%, 03/15/26		690	652,188
HCA, Inc.:
5.38%, 02/01/25		345	369,581
5.88%, 02/15/26		3	3,289
5.38%, 09/01/26		97	105,609
5.63%, 09/01/28		444	495,615
5.88%, 02/01/29		147	166,344
3.50%, 09/01/30		782	753,201
5.50%, 06/15/47		850	1,035,123
LifePoint Health, Inc.(c):
6.75%, 04/15/25		130	134,225
4.38%, 02/15/27		65	61,425
MEDNAX, Inc.(c):
5.25%, 12/01/23		107	106,465
6.25%, 01/15/27		54	54,000
Molina Healthcare, Inc.:
5.38%, 11/15/22		4	4,080
4.38%, 06/15/28(c)		175	174,781
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)		530	492,900
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	793,022
Polaris Intermediate Corp., (8.50% Cash or 9.25% PIK), 8.50%, 12/01/22(c)(g)		265	233,348
Surgery Center Holdings, Inc.(c):
6.75%, 07/01/25		378	341,145
10.00%, 04/15/27		182	182,000
Tenet Healthcare Corp.:
8.13%, 04/01/22		641	673,050
4.63%, 07/15/24		75	73,484
4.63%, 09/01/24(c)		98	95,795
7.50%, 04/01/25(c)		123	130,841
4.88%, 01/01/26(c)		711	692,336
6.25%, 02/01/27(c)		40	39,700
5.13%, 11/01/27(c)		582	574,259
4.63%, 06/15/28(c)		96	93,523
Vizient, Inc., 6.25%, 05/15/27(c)		176	184,360

			12,305,924

Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)		518	511,525
IQVIA, Inc.(c):
5.00%, 10/15/26		280	288,036
5.00%, 05/15/27		266	272,567

			1,072,128

Hotels, Restaurants & Leisure — 1.9%
1011778 BC ULC/New Red Finance, Inc.(c):
5.75%, 04/15/25		199	208,950
5.00%, 10/15/25		659	655,119
3.88%, 01/15/28		271	262,916
4.38%, 01/15/28		312	305,819
Boyd Gaming Corp.:
6.38%, 04/01/26		64	60,800
6.00%, 08/15/26		68	63,560
Boyne USA, Inc., 7.25%, 05/01/25(c)		120	125,700
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(c)		340	341,700
Churchill Downs, Inc.(c):
5.50%, 04/01/27		421	412,075
4.75%, 01/15/28		350	337,750

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Colt Merger Sub, Inc.(c)(f):
5.75%, 07/01/25	USD	322	$323,835
6.25%, 07/01/25		1,107	1,100,081
8.13%, 07/01/27		590	570,088
Eldorado Resorts, Inc., 6.00%, 09/15/26(m)		46	49,695
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		223	242,490
5.38%, 04/15/26		98	107,074
5.30%, 01/15/29		30	32,462
Golden Nugget, Inc., 6.75%, 10/15/24(c)		741	532,594
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		56	54,331
5.38%, 05/01/25(c)		123	123,000
5.13%, 05/01/26		207	206,095
5.75%, 05/01/28(c)		148	149,480
4.88%, 01/15/30		467	459,995
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		44	42,955
Las Vegas Sands Corp.:
2.90%, 06/25/25		35	33,995
3.50%, 08/18/26		31	30,912
3.90%, 08/08/29		29	28,608
Lions Gate Capital Holdings LLC(c):
6.38%, 02/01/24		16	15,600
5.88%, 11/01/24		109	104,095
Melco Resorts Finance Ltd., 5.25%, 04/26/26		250	252,109
MGM China Holdings Ltd., 5.88%, 05/15/26		250	257,500
MGM Resorts International:
7.75%, 03/15/22		305	311,100
6.00%, 03/15/23		253	255,530
Scientific Games International, Inc.:
8.63%, 07/01/25(c)(f)		136	127,119
5.00%, 10/15/25(c)		319	294,520
3.38%, 02/15/26	EUR	100	103,362
8.25%, 03/15/26(c)	USD	156	139,913
7.00%, 05/15/28(c)		149	119,200
7.25%, 11/15/29(c)		96	76,800
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(c)		508	525,145
Studio City Finance Ltd., 7.25%, 02/11/24		250	257,109
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 06/30/27	GBP	788	990,369
Series M, 7.40%, 03/28/24		3,000	3,853,805
Series N, 6.46%, 03/30/32		100	128,843
Vail Resorts, Inc., 6.25%, 05/15/25(c)	USD	105	109,856
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(c)		125	108,063
Wynn Macau Ltd.:
4.88%, 10/01/24		200	196,000
5.50%, 10/01/27		200	196,875
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.75%, 04/15/25(c)		163	164,174
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)		286	255,613
Yum! Brands, Inc.:
3.88%, 11/01/23		27	27,648
7.75%, 04/01/25(c)		289	311,759
4.75%, 01/15/30(c)		137	139,055
5.35%, 11/01/43		44	42,240

			16,225,481

Household Durables — 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(c):
6.25%, 09/15/27		90	86,068

Security	Par (000)		Value

Household Durables (continued)
4.88%, 02/15/30	USD	154	$128,682
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(c)(f)		158	164,273
Controladora Mabe SA de CV, 5.60%, 10/23/28(c)		215	223,667
Global Prime Capital Pte Ltd., 5.50%, 10/18/23		200	192,125
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(c)		206	202,910
Lennar Corp.:
4.88%, 12/15/23		85	89,675
4.75%, 05/30/25		149	159,058
5.25%, 06/01/26		38	41,040
4.75%, 11/29/27		215	233,275
Mattamy Group Corp., 4.63%, 03/01/30(c)		159	152,640
MDC Holdings, Inc., 6.00%, 01/15/43		72	75,780
Meritage Homes Corp., 5.13%, 06/06/27		35	36,050
PulteGroup, Inc.:
5.00%, 01/15/27		16	17,120
7.88%, 06/15/32		14	17,889
6.38%, 05/15/33		216	252,720
Shui On Development Holding Ltd., 5.75%, 11/12/23		200	195,958
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(c)		132	136,718
Tempur Sealy International, Inc., 5.50%, 06/15/26		67	67,670
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	177,863
Toll Brothers Finance Corp., 4.35%, 02/15/28		8	8,300
TRI Pointe Group, Inc., 5.25%, 06/01/27		28	27,860
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		200	201,625
6.80%, 02/27/24		200	197,062

			3,086,028

Household Products — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24(c)		59	59,737
Energizer Holdings, Inc.(c):
6.38%, 07/15/26		61	63,072
7.75%, 01/15/27		66	70,374

			193,183

Independent Power and Renewable Electricity Producers — 0.4%
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	201,062
Calpine Corp.:
5.50%, 02/01/24		39	38,903
5.75%, 01/15/25		293	295,868
5.25%, 06/01/26(c)		64	64,621
4.50%, 02/15/28(c)		250	243,750
5.13%, 03/15/28(c)		943	924,140
Clearway Energy Operating LLC, 4.75%, 03/15/28(c)		287	292,723
Genneia SA, 8.75%, 01/20/22(c)		347	278,034
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		200	196,312
NRG Energy, Inc.:
6.63%, 01/15/27		40	41,750
5.75%, 01/15/28		18	18,990
5.25%, 06/15/29(c)		305	320,250
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		65	65,813
5.00%, 01/31/28		50	52,125
4.75%, 01/15/30		210	213,150

			3,247,491

Industrial Conglomerates — 0.1%
BWX Technologies, Inc. (c):
5.38%, 07/15/26		136	140,132
4.13%, 06/30/28		169	168,578
General Electric Co., 6.88%, 01/10/39		135	165,844

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Industrial Conglomerates (continued)
Grupo KUO SAB de CV, 5.75%, 07/07/27(c)	USD	200	$183,102
Smiths Group PLC, 3.63%, 10/12/22(c)		360	371,724
Vertical US Newco, Inc., 5.25%, 07/15/27(c)(f)		266	266,000

			1,295,380

Insurance — 1.9%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(c)		23	23,913
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(c)		727	724,543
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,564,534
AmWINS Group, Inc., 7.75%, 07/01/26(c)		38	39,900
Aon PLC:
3.88%, 12/15/25		1,445	1,640,618
4.60%, 06/14/44		500	612,248
Asahi Mutual Life Insurance Co.(5 year USD Swap + 4.59%), 6.50%(i)(j)		333	353,775
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.50%, 10/27/47(i)	EUR	100	127,858
Five Corners Funding Trust, 4.42%, 11/15/23(c)	USD	2,050	2,283,636
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)		171	176,022
HUB International Ltd., 7.00%, 05/01/26(c)		848	846,219
Liberty Mutual Group, Inc., 6.50%, 05/01/42(c)		2,000	2,721,213
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (3 mo. Euribor + 3.50%), 6.00%, 05/26/41(i)	EUR	400	469,106
Nationstar Mortgage Holdings, Inc., 8.13%, 07/15/23(c)	USD	234	240,131
Nationwide Building Society(5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(c)(i)		720	779,477
Prudential Financial, Inc.:
5.90%, 03/17/36		500	631,864
5.70%, 12/14/36		1,625	2,190,692
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(c)		700	830,834

			16,256,583

Interactive Media & Services — 0.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(c)		27	27,473
Match Group Holdings II LLC(c):
5.63%, 02/15/29		107	112,792
4.13%, 08/01/30		57	55,806
Netflix, Inc.:
3.63%, 06/15/25(c)		65	65,487
4.88%, 04/15/28		31	33,147
5.88%, 11/15/28		338	384,897
5.38%, 11/15/29(c)		574	628,645
3.63%, 06/15/30	EUR	100	115,440
4.88%, 06/15/30(c)	USD	210	225,225
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)		109	109,545
Sabre GLBL, Inc., 5.25%, 11/15/23(c)		29	26,680
Twitter, Inc., 3.88%, 12/15/27(c)		64	64,006
Uber Technologies, Inc. (c):
7.50%, 11/01/23		172	173,720
8.00%, 11/01/26		57	57,998
7.50%, 09/15/27		144	144,360

			2,225,221

Internet & Direct Marketing Retail — 0.1%
Expedia Group, Inc., 6.25%, 05/01/25(c)		408	434,631

Internet Software & Services — 0.1%
Match Group Holdings II LLC, 4.63%, 06/01/28(c)		126	127,103
Uber Technologies, Inc., 7.50%, 05/15/25(c)		492	495,690

			622,793

Security	Par (000)		Value

IT Services — 0.4%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	200	$201,952
Banff Merger Sub, Inc., 9.75%, 09/01/26(c)		951	956,944
Camelot Finance SA, 4.50%, 11/01/26(c)		342	342,000
Fair Isaac Corp., 4.00%, 06/15/28(c)		107	107,267
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	1,234,153
Gartner, Inc., 4.50%, 07/01/28(c)		230	232,691
Leidos, Inc., 4.38%, 05/15/30(c)		144	162,209
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(c)		217	195,300
Science Applications International Corp., 4.88%, 04/01/28(c)		173	171,972
WEX, Inc., 4.75%, 02/01/23(c)		123	122,122
Xerox Corp., 4.80%, 03/01/35		122	113,739

			3,840,349

Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(c)		272	282,200
5.88%, 12/15/27(c)		77	79,310
6.20%, 10/01/40		16	13,840
5.45%, 11/01/41		74	61,396

			436,746

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,446,281

Machinery — 0.2%
Colfax Corp.(c):
6.00%, 02/15/24		60	61,875
6.38%, 02/15/26		174	181,830
Mueller Water Products, Inc., 5.50%, 06/15/26(c)		70	72,450
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	103,751
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)	USD	187	187,935
SPX FLOW, Inc., 5.63%, 08/15/24(c)		149	152,352
Terex Corp., 5.63%, 02/01/25(c)		198	180,180
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)		388	367,145
Wabash National Corp., 5.50%, 10/01/25(c)		176	161,480

			1,468,998

Media — 5.1%
Altice Financing SA:
7.50%, 05/15/26(c)		602	630,595
3.00%, 01/15/28	EUR	100	103,081
5.00%, 01/15/28(c)	USD	239	237,413
Altice France SA(c):
7.38%, 05/01/26		781	814,427
8.13%, 02/01/27		678	741,562
5.50%, 01/15/28		391	394,910
AMC Networks, Inc.:
5.00%, 04/01/24		2	1,980
4.75%, 08/01/25		135	133,002
Block Communications, Inc., 4.88%, 03/01/28(c)		87	85,938
CCO Holdings LLC/CCO Holdings Capital Corp.(c):
5.13%, 05/01/27		285	294,861
5.88%, 05/01/27		18	18,782
5.00%, 02/01/28		189	195,143
5.38%, 06/01/29		147	155,085
4.75%, 03/01/30		152	155,525
4.50%, 08/15/30		919	937,380
4.50%, 05/01/32		864	874,800
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		4,700	5,386,591

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24	USD	395	$366,402
5.13%, 08/15/27(c)		932	894,720
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,600	3,156,144
Comcast Corp.:
6.45%, 03/15/37		790	1,168,183
4.60%, 08/15/45		2,000	2,571,132
4.70%, 10/15/48		3,000	4,034,766
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(c)		1,293	1,225,117
CSC Holdings LLC:
5.25%, 06/01/24		166	174,715
6.63%, 10/15/25(c)		200	207,750
10.88%, 10/15/25(c)		654	703,050
5.50%, 05/15/26(c)		200	205,274
5.38%, 02/01/28(c)		200	209,000
5.75%, 01/15/30(c)		443	461,384
4.13%, 12/01/30(c)		401	397,491
4.63%, 12/01/30(c)		214	207,871
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(c)		366	264,893
Discovery Communications LLC:
3.25%, 04/01/23		1,850	1,943,885
3.45%, 03/15/25		210	229,200
DISH DBS Corp.:
6.75%, 06/01/21		443	451,306
5.88%, 07/15/22		739	751,415
5.00%, 03/15/23		284	283,318
7.75%, 07/01/26		374	396,440
DISH Network Corp.(l):
2.38%, 03/15/24		210	187,918
3.38%, 08/15/26		259	237,921
Dolya Holdco 18 DAC, 5.00%, 07/15/28(c)		507	500,510
Entercom Media Corp., 6.50%, 05/01/27(c)		173	155,268
Hughes Satellite Systems Corp., 5.25%, 08/01/26		70	72,394
iHeartCommunications, Inc.:
6.38%, 05/01/26		91	90,453
5.25%, 08/15/27(c)		66	63,195
4.75%, 01/15/28(c)		50	46,125
Interpublic Group of Cos., Inc., 3.75%, 02/15/23		2,000	2,117,024
Lamar Media Corp.(c):
4.88%, 01/15/29		50	50,250
4.00%, 02/15/30		85	81,362
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(c)		200	204,000
Live Nation Entertainment, Inc., 6.50%, 05/15/27(c)		643	662,290
Meredith Corp., 6.88%, 02/01/26		23	19,125
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(c)		108	109,661
Network i2i Ltd. (5 year CMT + 4.27%), 5.65%(i)(j)		250	241,797
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(c)		104	106,133
Radiate Holdco LLC/Radiate Finance, Inc.(c):
6.88%, 02/15/23		77	77,963
6.63%, 02/15/25		74	73,646
Sable International Finance Ltd., 5.75%, 09/07/27(c)		200	203,576
Sirius XM Radio, Inc.(c):
5.00%, 08/01/27		314	320,930
5.50%, 07/01/29		279	293,681
4.13%, 07/01/30		302	298,666
TCI Communications, Inc., 7.88%, 02/15/26		610	832,460

Security	Par (000)		Value

Media (continued)
TEGNA, Inc., 5.50%, 09/15/24(c)	USD	45	$45,450
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)		200	208,500
Terrier Media Buyer, Inc., 8.88%, 12/15/27(c)		398	381,582
Tower Bersama Infrastructure Tbk PT, 4.25%, 01/21/25		200	198,692
Univision Communications, Inc.(c):
5.13%, 05/15/23		169	170,555
5.13%, 02/15/25		52	48,978
ViacomCBS, Inc., 5.85%, 09/01/43		645	758,989
Videotron Ltd., 5.13%, 04/15/27(c)		227	235,542
Virgin Media Secured Finance PLC(c):
5.50%, 05/15/29		400	418,000
4.50%, 08/15/30		233	233,291
Walt Disney Co., 7.63%, 11/30/28		385	550,826
Zayo Group Holdings Inc, 6.13%, 03/01/28(c)		723	703,117
Zayo Group Holdings, Inc., 4.00%, 03/01/27(c)		551	524,310
Ziggo Bond Co. BV(c):
6.00%, 01/15/27		150	152,250
5.13%, 02/28/30		200	198,440
Ziggo BV(c):
5.50%, 01/15/27		282	285,542
4.88%, 01/15/30		200	201,084

			43,826,027

Metals & Mining — 1.0%
ABJA Investment Co. Pte Ltd.:
5.95%, 07/31/24		250	247,031
5.45%, 01/24/28		200	184,852
ArcelorMittal SA, 1.75%, 11/19/25	EUR	100	106,836
Arconic Corp.(c):
6.00%, 05/15/25	USD	247	255,336
6.13%, 02/15/28		151	150,962
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)		240	229,200
Constellium SE(c):
5.75%, 05/15/24		255	255,000
6.63%, 03/01/25		264	266,975
5.88%, 02/15/26		519	520,386
5.63%, 06/15/28		250	245,000
Freeport-McMoRan, Inc.:
3.88%, 03/15/23		634	634,000
4.25%, 03/01/30		264	256,080
5.40%, 11/14/34		245	242,167
5.45%, 03/15/43		1,235	1,210,300
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(c)		200	214,625
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)		164	163,180
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		84	85,787
JSW Steel Ltd., 5.95%, 04/18/24		200	191,750
Kaiser Aluminum Corp.(c):
6.50%, 05/01/25		68	70,295
4.63%, 03/01/28		90	86,069
New Gold, Inc., 7.50%, 07/15/27(c)		207	213,560
Nexa Resources SA, 5.38%, 05/04/27(c)		299	288,946
Novelis Corp.(c):
5.88%, 09/30/26		551	550,311
4.75%, 01/30/30		646	616,930
Rio Tinto Finance USA PLC, 4.75%, 03/22/42		400	536,622
thyssenkrupp AG, 2.88%, 02/22/24	EUR	51	55,122
Vale Overseas Ltd., 6.25%, 08/10/26	USD	237	278,623
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		313	228,248

			8,384,193

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multiline Retail — 0.0%
Dufry One BV, 2.00%, 02/15/27	EUR	100	$87,024
Future Retail Ltd., 5.60%, 01/22/25	USD	200	132,000
Nordstrom, Inc., 8.75%, 05/15/25(c)		91	97,929

			316,953

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.38%, 04/15/28(c)		158	160,765

Oil, Gas & Consumable Fuels — 5.9%
Apache Corp.:
3.25%, 04/15/22		7	6,774
5.25%, 02/01/42		20	16,322
4.75%, 04/15/43		216	173,899
4.25%, 01/15/44		285	216,693
5.35%, 07/01/49		48	38,301
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(c)		310	264,275
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(n)		150	106,969
Buckeye Partners LP:
4.13%, 03/01/25(c)		179	171,709
4.50%, 03/01/28(c)		247	230,945
5.85%, 11/15/43		84	72,895
5.60%, 10/15/44		106	84,800
Callon Petroleum Co.:
6.13%, 10/01/24		147	55,162
8.25%, 07/15/25		128	44,800
Series WI, 6.38%, 07/01/26		122	40,260
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		251	95,071
Cenovus Energy, Inc.:
3.00%, 08/15/22		57	55,429
3.80%, 09/15/23		32	30,091
4.25%, 04/15/27		400	362,276
5.40%, 06/15/47		23	19,745
Centennial Resource Production LLC, 6.88%, 04/01/27(c)		156	82,680
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		351	385,704
Cheniere Energy Partners LP:
5.63%, 10/01/26		72	71,640
Series WI, 5.25%, 10/01/25		33	32,891
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(c)(f)(g)(l)		342	345,317
Citgo Holding, Inc., 9.25%, 08/01/24(c)		298	296,510
CNX Resources Corp.:
5.88%, 04/15/22		270	266,449
7.25%, 03/14/27(c)		46	42,320
Comstock Resources, Inc.:
7.50%, 05/15/25(c)		296	268,250
9.75%, 08/15/26		244	227,722
ConocoPhillips, 6.50%, 02/01/39		600	873,614
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		685	922,060
Continental Resources, Inc.:
5.00%, 09/15/22		288	282,960
4.50%, 04/15/23		96	91,891
4.90%, 06/01/44		157	125,011
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		11	9,790
5.63%, 05/01/27(c)		219	182,578
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)		709	635,441
CVR Energy, Inc.(c):
5.25%, 02/15/25		146	134,320

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.75%, 02/15/28	USD	48	$42,000
DCP Midstream Operating LP:
5.38%, 07/15/25		118	117,115
5.63%, 07/15/27		135	135,844
5.13%, 05/15/29		65	62,360
6.45%, 11/03/36(c)		148	133,200
6.75%, 09/15/37(c)		222	199,198
Devon Energy Corp., 5.85%, 12/15/25		1,000	1,103,956
Diamondback Energy, Inc., 3.50%, 12/01/29		306	296,382
eG Global Finance PLC:
6.75%, 02/07/25(c)		241	235,276
6.25%, 10/30/25	EUR	142	154,751
8.50%, 10/30/25(c)	USD	200	205,000
Enbridge, Inc.(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(i)		1,935	1,905,975
Endeavor Energy Resources LP/EER Finance, Inc.(c):
6.63%, 07/15/25		139	140,087
5.50%, 01/30/26		439	420,342
5.75%, 01/30/28		253	242,880
Energy Transfer Operating LP:
4.05%, 03/15/25		500	530,566
4.75%, 01/15/26		1,250	1,357,073
3.75%, 05/15/30		50	49,663
5.30%, 04/15/47		540	521,624
5.00%, 05/15/50		134	127,268
Series 30Y, 6.00%, 06/15/48		89	92,309
EnLink Midstream LLC, 5.38%, 06/01/29		50	37,500
EnLink Midstream Partners LP:
4.40%, 04/01/24		144	119,592
4.15%, 06/01/25		10	7,700
4.85%, 07/15/26		20	14,806
5.60%, 04/01/44		122	74,420
5.05%, 04/01/45		19	11,833
EOG Resources, Inc., 5.10%, 01/15/36		200	230,634
EQM Midstream Partners LP:
6.00%, 07/01/25(c)		216	218,791
4.13%, 12/01/26		68	62,347
6.50%, 07/01/27(c)		240	245,813
EQT Corp.:
3.90%, 10/01/27		224	181,953
7.00%, 02/01/30		125	128,754
Extraction Oil & Gas, Inc.(b)(c)(h):
7.38%, 05/15/24		213	41,003
5.63%, 02/01/26		306	58,905
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		93	83,700
5.63%, 06/15/24		102	88,740
6.50%, 10/01/25		29	24,795
7.75%, 02/01/28		75	66,750
Geopark Ltd., 6.50%, 09/21/24		200	182,937
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	176,625
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)		390	234,000
Hess Corp.:
4.30%, 04/01/27		1,100	1,139,124
5.80%, 04/01/47		24	26,085
Hess Midstream Operations LP, 5.63%, 02/15/26(c)		95	94,002
Hilong Holding Ltd., 8.25%, 09/26/22		200	75,000
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200	189,437
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)		1,742	1,858,422
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)		328	305,040
KeySpan Gas East Corp., 5.82%, 04/01/41(c)		1,010	1,337,533

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.:
4.30%, 06/01/25	USD	1,750	$1,963,399
5.05%, 02/15/46		1,750	2,013,625
Marathon Petroleum Corp., 6.50%, 03/01/41		2,049	2,536,214
Matador Resources Co., 5.88%, 09/15/26		395	292,300
Medco Bell Pte Ltd., 6.38%, 01/30/27		250	210,391
MEG Energy Corp.(c):
7.00%, 03/31/24		192	164,640
6.50%, 01/15/25		387	361,117
7.13%, 02/01/27		6	4,988
MPLX LP, 4.25%, 12/01/27		250	271,042
Murphy Oil Corp.:
5.75%, 08/15/25		82	73,390
6.38%, 12/01/42		18	13,966
Nabors Industries Ltd.(c):
7.25%, 01/15/26		61	37,515
7.50%, 01/15/28		45	27,675
NGPL PipeCo LLC, 7.77%, 12/15/37(c)		138	168,429
NuStar Logistics LP, 6.00%, 06/01/26		99	96,030
Occidental Petroleum Corp.:
4.85%, 03/15/21		36	35,730
2.60%, 08/13/21		392	383,098
2.70%, 08/15/22		336	312,799
2.90%, 08/15/24		170	145,262
5.55%, 03/15/26		1,500	1,369,065
3.20%, 08/15/26		30	24,375
3.00%, 02/15/27		12	9,302
3.50%, 08/15/29		41	29,996
4.30%, 08/15/39		323	222,776
6.20%, 03/15/40		482	403,675
4.50%, 07/15/44		127	87,630
4.63%, 06/15/45		314	219,800
6.60%, 03/15/46		18	15,668
4.40%, 04/15/46		309	215,534
4.10%, 02/15/47		33	22,234
4.20%, 03/15/48		217	146,952
4.40%, 08/15/49		71	48,990
Series 1, 4.10%, 02/01/21		311	312,244
Parsley Energy LLC/Parsley Finance Corp.(c):
5.38%, 01/15/25		53	51,558
5.25%, 08/15/25		40	38,414
5.63%, 10/15/27		195	192,075
4.13%, 02/15/28		192	173,760
PDC Energy, Inc.:
6.25%, 12/01/25		34	28,645
1.13%, 09/15/21(l)		132	120,910
6.13%, 09/15/24		117	108,810
5.75%, 05/15/26		95	86,450
Pertamina Persero PT, 4.30%, 05/20/23		237	249,739
Petrobras Global Finance BV:
5.30%, 01/27/25		178	184,508
8.75%, 05/23/26		222	261,960
6.00%, 01/27/28		239	249,600
5.60%, 01/03/31		309	310,390
7.25%, 03/17/44		220	238,494
Petroleos Mexicanos, 6.88%, 08/04/26		517	488,436
Puma International Financing SA, 5.13%, 10/06/24(c)		200	171,500
QEP Resources, Inc.:
6.88%, 03/01/21		113	107,915
5.38%, 10/01/22		198	150,480
5.25%, 05/01/23		93	61,380
5.63%, 03/01/26		107	67,945

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.:
5.88%, 07/01/22	USD	30	$27,600
5.00%, 08/15/22		170	154,700
5.00%, 03/15/23(k)		187	160,820
Sabine Pass Liquefaction LLC:
5.88%, 06/30/26		1,750	2,056,250
4.50%, 05/15/30(c)		75	83,265
Saudi Arabian Oil Co., 3.50%, 04/16/29		200	215,875
SM Energy Co., 10.00%, 01/15/25(c)		324	307,599
Southwestern Energy Co.:
4.10%, 03/15/22		153	146,054
6.20%, 01/23/25		85	72,781
7.50%, 04/01/26		64	56,019
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,261,720
Sunoco Logistics Partners Operations LP:
3.90%, 07/15/26		310	325,613
5.40%, 10/01/47		63	63,032
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		38	37,620
Series WI, 4.88%, 01/15/23		127	125,095
Series WI, 5.50%, 02/15/26		21	20,370
Series WI, 5.88%, 03/15/28		4	3,971
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(c)		238	214,931
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		95	91,437
5.88%, 04/15/26		184	182,160
5.38%, 02/01/27		2	1,930
6.50%, 07/15/27		105	105,262
5.00%, 01/15/28		133	125,071
6.88%, 01/15/29		450	471,375
5.50%, 03/01/30(c)		230	222,093
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	574,709
Viper Energy Partners LP, 5.38%, 11/01/27(c)		75	73,569
Western Midstream Operating LP:
4.00%, 07/01/22		29	28,907
3.95%, 06/01/25		118	110,533
4.65%, 07/01/26		89	85,244
5.38%, 06/01/21		1,425	1,421,437
3.10%, 02/01/25		57	54,008
4.75%, 08/15/28		44	42,130
4.05%, 02/01/30		112	107,810
5.45%, 04/01/44		222	184,882
5.30%, 03/01/48		253	205,246
5.50%, 08/15/48		44	35,640
5.25%, 02/01/50		213	184,309
Williams Cos., Inc.:
3.90%, 01/15/25		1,150	1,259,061
4.00%, 09/15/25		750	830,927
WPX Energy, Inc.:
8.25%, 08/01/23		43	47,730
5.25%, 09/15/24		75	73,875
5.75%, 06/01/26		16	15,520
5.25%, 10/15/27		81	75,669
5.88%, 06/15/28		139	133,572
4.50%, 01/15/30		337	296,560
YPF SA, 8.50%, 07/28/25		249	185,041

			50,894,516

Oil: Crude Producers — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(c)		295	288,475

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Paper & Forest Products — 0.1%
International Paper Co., 6.00%, 11/15/41	USD	870	$1,146,777
Norbord, Inc., 6.25%, 04/15/23(c)		111	116,573

			1,263,350

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(c)		120	123,300

Pharmaceuticals — 2.3%
AbbVie, Inc.:
5.00%, 12/15/21(c)		758	796,356
3.80%, 03/15/25(c)		3,250	3,605,926
3.60%, 05/14/25		870	962,022
3.20%, 05/14/26		500	549,720
4.55%, 03/15/35(c)		2,140	2,595,188
4.45%, 05/14/46		2,095	2,556,376
Bausch Health Americas, Inc., 8.50%, 01/31/27(c)		745	790,631
Bausch Health Cos., Inc.:
5.50%, 03/01/23(c)		98	98,000
4.50%, 05/15/23	EUR	276	306,535
5.88%, 05/15/23(c)	USD	12	11,970
9.00%, 12/15/25(c)		362	389,950
5.75%, 08/15/27(c)		231	244,860
7.00%, 01/15/28(c)		146	150,380
5.00%, 01/30/28(c)		132	124,277
6.25%, 02/15/29(c)		357	358,785
7.25%, 05/30/29(c)		274	287,700
5.25%, 01/30/30(c)		94	89,183
Catalent Pharma Solutions, Inc.:
4.88%, 01/15/26(c)		122	123,854
5.00%, 07/15/27(c)		22	22,839
2.38%, 03/01/28	EUR	100	106,265
Charles River Laboratories International, Inc.(c):
5.50%, 04/01/26	USD	154	160,160
4.25%, 05/01/28		184	183,906
CVS Health Corp.:
5.13%, 07/20/45		700	901,950
5.05%, 03/25/48		1,221	1,599,379
Elanco Animal Health, Inc., 5.65%, 08/28/28		6	6,653
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(c):
9.50%, 07/31/27		91	96,251
6.00%, 06/30/28		91	58,695
Jaguar Holding Co. II/PPD Development LP(c):
4.63%, 06/15/25		363	369,425
5.00%, 06/15/28		339	347,051
Mylan NV, 3.95%, 06/15/26		750	838,539
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	EUR	100	110,523
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)	USD	675	692,685
Synlab Bondco PLC(3 mo. Euribor + 4.75%), 4.75%, 07/01/25(d)	EUR	100	112,125

			19,648,159

Producer Durables: Miscellaneous — 0.2%
Boxer Parent Co., Inc.:
6.50%, 10/02/25		100	115,608
7.13%, 10/02/25(c)	USD	263	275,756
9.13%, 03/01/26(c)		407	421,245
Open Text Corp., 3.88%, 02/15/28(c)		294	283,066
Open Text Holdings, Inc., 4.13%, 02/15/30(c)		280	275,100

			1,370,775

Professional Services — 0.1%
ASGN, Inc., 4.63%, 05/15/28(c)		73	71,293
Dun & Bradstreet Corp.(c):
6.88%, 08/15/26		494	520,706
10.25%, 02/15/27		219	243,090

			835,089

Security	Par (000)		Value

Real Estate — 0.3%
China Aoyuan Group Ltd., 7.95%, 02/19/23	USD	450	$466,969
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		200	201,688
7.25%, 04/19/23		200	198,500
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25		200	211,593
Easy Tactic Ltd., 9.13%, 07/28/22		200	190,793
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	208,437
Logan Property Holdings Co. Ltd., 6.50%, 07/16/23		400	409,500
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	202,042
Ronshine China Holdings Ltd., 8.95%, 01/22/23		200	208,875
Zhenro Properties Group Ltd., 9.15%, 03/08/22		200	204,250

			2,502,647

Real Estate Management & Development — 1.5%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	111,181
Agile Group Holdings Ltd.:
(5 year CMT + 11.29%), 7.88%(i)(j)	USD	200	196,438
6.70%, 03/07/22		450	461,335
Central China Real Estate Ltd.:
6.88%, 08/08/22		200	197,750
7.25%, 04/24/23		200	197,412
7.65%, 08/27/23		295	291,703
China Aoyuan Group Ltd., 7.50%, 05/10/21		200	202,486
China Evergrande Group:
8.25%, 03/23/22		200	184,125
9.50%, 04/11/22		200	187,810
11.50%, 01/22/23		450	425,416
12.00%, 01/22/24		250	229,422
China SCE Group Holdings Ltd., 7.38%, 04/09/24		200	196,438
CIFI Holdings Group Co. Ltd.:
7.63%, 02/28/23		400	420,220
6.55%, 03/28/24		200	205,586
6.45%, 11/07/24		200	203,000
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	121,900
Country Garden Holdings Co. Ltd.:
8.00%, 01/27/24	USD	200	215,804
6.50%, 04/08/24		200	212,125
5.13%, 01/14/27		200	200,501
Easy Tactic Ltd.:
8.75%, 01/10/21		200	198,500
8.13%, 02/27/23		200	182,312
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	200,063
11.75%, 04/17/22		200	206,746
12.25%, 10/18/22		200	208,656
Greenland Global Investment Ltd.:
7.25%, 03/12/22		200	203,408
6.75%, 06/25/22		200	201,750
5.60%, 11/13/22		200	196,472
Hopson Development Holdings Ltd., 7.50%, 06/27/22		200	200,302
Howard Hughes Corp., 5.38%, 03/15/25(c)		30	27,918
Kaisa Group Holdings Ltd.:
11.25%, 04/09/22		200	207,687
11.50%, 01/30/23		400	408,884
10.88%, 07/23/23		200	199,688
KWG Group Holdings Ltd.:
7.88%, 08/09/21		200	204,688
7.88%, 09/01/23		200	207,184
7.40%, 03/05/24		200	203,776
Logan Group Co. Ltd.:
7.50%, 08/25/22		200	207,013

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
6.90%, 06/09/24	USD	200	$207,052
5.75%, 01/14/25		200	198,924
New Metro Global Ltd.:
6.50%, 04/23/21		200	200,402
6.80%, 08/05/23		200	201,014
Redsun Properties Group Ltd., 9.95%, 04/11/22		200	200,600
RKPF Overseas A Ltd., Class A, 6.70%, 09/30/24		513	519,573
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		200	209,765
10.50%, 03/01/22		200	212,312
Seazen Group Ltd., 6.45%, 06/11/22		200	201,243
Shimao Group Holdings Ltd.:
6.13%, 02/21/24		200	211,000
5.60%, 07/15/26		200	210,687
Sunac China Holdings Ltd.:
7.88%, 02/15/22		200	204,638
7.25%, 06/14/22		200	202,301
7.95%, 10/11/23		200	204,375
7.50%, 02/01/24		200	199,875
Times China Holdings Ltd., 6.75%, 07/16/23		513	520,535
Yango Justice International Ltd., 10.00%, 02/12/23		200	206,312
Yuzhou Group Holdings Co. Ltd.:
8.63%, 01/23/22		200	206,679
8.50%, 02/04/23		200	208,000
8.50%, 02/26/24		200	204,250
8.38%, 10/30/24		200	201,813
Zhenro Properties Group Ltd., 8.70%, 08/03/22		200	201,000

			13,058,049

Road & Rail — 0.8%
Autostrade per l’Italia SpA, 5.88%, 06/09/24	EUR	100	123,295
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	USD	1,890	2,666,241
CSX Corp., 4.75%, 05/30/42		350	446,922
Herc Holdings, Inc., 5.50%, 07/15/27(c)		222	222,477
Lima Metro Line 2 Finance Ltd.(c):
5.88%, 07/05/34		2,692	3,176,051
4.35%, 04/05/36		200	214,500

			6,849,486

Semiconductors & Semiconductor Equipment — 0.9%
AMS AG, 6.00%		100	111,226
Analog Devices, Inc., 3.90%, 12/15/25		470	535,041
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	3,079,756
Broadcom, Inc.(c):
3.46%, 09/15/26		735	788,237
4.15%, 11/15/30		470	510,740
4.30%, 11/15/32		745	817,398
Microchip Technology, Inc.:
1.63%, 02/15/25(l)		53	118,228
4.25%, 09/01/25(c)		635	639,041
ON Semiconductor Corp., 1.00%, 12/01/20(l)		168	195,284
Qorvo, Inc.:
5.50%, 07/15/26		92	95,680
4.38%, 10/15/29(c)		182	186,383
QUALCOMM, Inc., 4.65%, 05/20/35		250	332,299
Sensata Tech, Inc., 4.38%, 02/15/30(c)		54	53,460
Sensata Technologies BV, 5.00%, 10/01/25(c)		330	351,351

			7,814,124

Software — 1.7%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)		433	451,078
Castle US Holding Corp., 9.50%, 02/15/28(c)		202	186,850

Security	Par (000)		Value

Software (continued)
CDK Global, Inc.:
4.88%, 06/01/27	USD	316	$324,200
5.25%, 05/15/29(c)		44	45,690
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(c)		779	810,160
Microsoft Corp., 3.50%, 11/15/42		4,000	4,822,899
MSCI, Inc.(c):
4.00%, 11/15/29		51	52,020
3.63%, 09/01/30		61	60,695
3.88%, 02/15/31		487	496,740
Nuance Communications, Inc., 5.63%, 12/15/26		169	175,760
Oracle Corp., 5.38%, 07/15/40		3,025	4,149,618
PTC, Inc.(c):
3.63%, 02/15/25		11	10,918
4.00%, 02/15/28		126	124,755
RP Crown Parent LLC, 7.38%, 10/15/24(c)		461	459,847
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)		1,120	1,139,600
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(c)		265	267,650
SS&C Technologies, Inc., 5.50%, 09/30/27(c)		809	820,844
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(c)		168	172,200

			14,571,524

Specialty Retail — 0.6%
Asbury Automotive Group, Inc.(c):
4.50%, 03/01/28		60	58,200
4.75%, 03/01/30		58	56,550
Gap, Inc., 8.88%, 05/15/27(c)		107	114,481
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,477,635
IAA, Inc., 5.50%, 06/15/27(c)		56	57,771
L Brands, Inc.:
6.88%, 07/01/25(c)		186	192,045
6.88%, 11/01/35		215	178,859
6.75%, 07/01/36		49	40,180
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,000	1,204,336
Penske Automotive Group, Inc., 5.50%, 05/15/26		22	21,945
PetSmart, Inc.(c):
7.13%, 03/15/23		219	215,908
5.88%, 06/01/25		196	196,367
Staples, Inc., 7.50%, 04/15/26(c)		394	309,585

			5,123,862

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., 4.65%, 02/23/46		2,400	3,305,162
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(k)		1,500	1,731,408
NCR Corp.(c):
5.75%, 09/01/27		108	108,000
6.13%, 09/01/29		65	64,838
Presidio Holdings, Inc., 4.88%, 02/01/27(c)		172	168,130
Western Digital Corp., 4.75%, 02/15/26		302	312,102

			5,689,640

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 5.38%, 05/15/25(c)		84	84,945
Levi Strauss & Co., 5.00%, 05/01/25		32	32,120
William Carter Co., 5.63%, 03/15/27(c)		40	41,200

			158,265

Thrifts & Mortgage Finance — 0.0%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(c)		165	156,750

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Tobacco — 1.1%
Altria Group, Inc.:
9.95%, 11/10/38	USD	516	$801,459
10.20%, 02/06/39		894	1,482,919
5.38%, 01/31/44		2,000	2,405,258
3.88%, 09/16/46		1,250	1,248,404
Reynolds American, Inc.:
4.45%, 06/12/25		635	715,481
7.00%, 08/04/41		1,000	1,218,413
5.85%, 08/15/45		1,500	1,843,734

			9,715,668

Transportation Infrastructure — 0.2%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(c)		200	177,840
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(i)(j)	EUR	100	105,045
I 595 Express LLC, 3.31%, 12/31/31(a)	USD	788	861,529
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(c)		580	634,758

			1,779,172

Utilities — 0.1%
AES Panama SRL, 6.00%, 06/25/22(c)		228	228,997
Centrais Eletricas Brasileiras SA(c):
3.63%, 02/04/25		281	274,677
4.63%, 02/04/30		237	225,294
ContourGlobal Power Holdings SA, 4.13%, 08/01/25	EUR	100	114,906
Stoneway Capital Corp., 10.00%, 03/01/27(b)(c)(h)	USD	469	160,169
Vistra Operations Co. LLC(c):
5.63%, 02/15/27		184	188,848
5.00%, 07/31/27		7	7,079

			1,199,970

Wireless Telecommunication Services — 1.1%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(c)		200	204,534
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	100	112,860
Rogers Communications, Inc., 7.50%, 08/15/38	USD	2,325	3,581,768
SBA Communications Corp., 3.88%, 02/15/27(c)		843	839,839
Sprint Capital Corp.:
6.88%, 11/15/28		567	690,322
8.75%, 03/15/32		146	208,962
Sprint Corp.:
7.88%, 09/15/23		174	195,967
7.13%, 06/15/24		307	346,646
7.63%, 02/15/25		197	227,289
7.63%, 03/01/26		397	468,607
T-Mobile USA, Inc.:
4.50%, 02/01/26		160	161,914
4.75%, 02/01/28		240	253,536
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23		75	70,875
VICI Properties LP/VICI Note Co., Inc.(c):
3.50%, 02/15/25		159	149,460
4.25%, 12/01/26		800	766,000
3.75%, 02/15/27		277	260,380
4.63%, 12/01/29		320	312,000
4.13%, 08/15/30		555	529,331
VTR Comunicaciones SpA, 5.13%, 01/15/28(c)(f)		200	204,100

			9,584,390

Total Corporate Bonds — 61.7% (Cost — $487,945,109)			529,168,540

Security	Par (000)		Value

Floating Rate Loan Interests(d) — 2.0%

Airlines — 0.0%
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/12/24	USD	37	$36,168
Mileage Plus Holdings LLC, 2020 Term Loan B, 1.00%, 06/25/27		117	116,073
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.25%, 06/23/27(o)		117	116,073

			268,314

Auto Components — 0.0%
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/12/25		49	46,480
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 04/30/26		173	164,606

			211,086

Banks — 0.0%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 11/01/24		119	113,809

Building Products — 0.0%
CPG International, Inc., 2017 Term Loan, (12 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24		42	41,802

Capital Markets — 0.0%
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		146	137,528

Chemicals — 0.1%
Alpha 3 BV, 2017 Term Loan B1,01/31/24(o)		453	435,572
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		255	249,759
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 05/16/24		131	125,331
Illuminate Buyer LLC, Term Loan, 06/16/27(o)		183	179,981
Invictus US LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.53%, 03/30/26		37	29,094
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 05/15/24		124	115,631

			1,135,368

Commercial Services & Supplies — 0.2%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.00%, 11/10/23		30	29,643
Asurion LLC, :
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.68%, 08/04/25		261	259,043
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 3.18%, 08/04/22		49	47,539
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 09/06/24		219	200,338
GFL Environmental, Inc., 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/30/25		94	91,484
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.50%, 09/19/26		34	32,443
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/27/25		704	678,738

			1,339,228

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		952	868,911

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging — 0.0%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.56%, 04/03/24	USD	241	$216,068

Diversified Consumer Services — 0.0%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 02/01/27		42	41,142
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		33	31,567
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		209	194,746

			267,455

Diversified Telecommunication Services — 0.1%
Frontier Communications Corp., 2017 Term Loan B1, (1 mo. LIBOR + 3.75%), 5.35%, 06/15/24		593	576,621
Northwest Fiber LLC, Term Loan B, (3 mo. LIBOR + 5.50%), 5.67%, 05/21/27(a)		145	143,550

			720,171

Electric Utilities — 0.0%
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25		246	241,387

Food Products — 0.0%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/23		146	139,942

Health Care Equipment & Supplies — 0.1%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 06/15/21		822	788,724
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 06/30/25		89	82,894

			871,618

Health Care Providers & Services — 0.1%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25		201	192,627
Da Vinci Purchaser Corp., 2019 Term Loan, (6 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 01/08/27		121	117,521
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 10/10/25		408	266,191
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		107	103,791
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 11/17/25		88	82,613
Surgery Center Holdings, Inc., 2020 Term Loan B, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 09/03/24		12	12,000

			774,743

Health Care Services — 0.0%
Emerald TopCo., Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.26%, 07/24/26(a)		106	103,013

Hotels, Restaurants & Leisure — 0.0%
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		196	155,147

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.18%, 08/12/26		27	25,987

Industrial Conglomerates — 0.1%
PSAV Holdings LLC, 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25		313	186,999

Security	Par (000)		Value

Industrial Conglomerates (continued)
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 11/28/21	USD	112	$101,510

			288,509

Insurance — 0.1%
Sedgwick Claims Management Services, Inc., :
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 09/03/26		143	136,501
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		107	103,612
Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/31/25		395	371,776

			611,889

Interactive Media & Services — 0.0%
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		64	61,087

IT Services — 0.0%
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		112	97,130

Life Sciences Tools & Services — 0.1%
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 09/27/24		161	152,246
Sotera Health Holdings LLC, 2019 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		325	316,986

			469,232

Machinery — 0.1%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.18%, 09/21/26(a)		131	125,430
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.36%, 03/28/25		797	727,369

			852,799

Media — 0.3%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 4.18%, 08/14/26		108	103,969
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.26%, 08/21/26		496	448,027
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		125	117,048
Intelsat Jackson Holdings SA, :
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		123	122,552
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		198	197,609
2017 Term Loan B5, 8.63%, 01/02/24(r)		1,070	1,068,323
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 3.43%, 12/01/23		47	34,930
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 02/01/24		27	25,940
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/17/26		102	97,020
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 03/09/27		433	409,936

			2,625,354

Metals & Mining — 0.0%
Big River Steel LLC, Term Loan B, 08/23/23(d)(o)		42	39,274

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil & Gas Equipment & Services — 0.0%
McDermott Technology Americas, Inc.,(d):
2020 DIP New Money Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 1.00%, 10/21/20	USD	85	$84,296
2020 SP DIP Roll Up Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 10/21/20		155	153,504

			237,800

Oil, Gas & Consumable Fuels — 0.0%
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23(d)		158	149,589
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 4.68%, 09/27/24(d)		85	67,346

			216,935

Pharmaceuticals — 0.1%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 5.00%, 04/29/24(d)		288	271,459
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22(d)		161	158,363

			429,822

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 02/06/26(d)		289	281,165

Software — 0.3%
BMC Software Finance, Inc., 2017 Term Loan, 10/02/25(d)(o)		158	148,823
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 4.06%, 01/29/27(d)		137	124,410
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24(d)		30	29,057
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 10/01/25(d)		128	124,472
Informatica LLC,(d):
2020 USD 2nd Lien Term Loan, 7.13%, 02/25/25(r)		278	277,653
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/25/27		131	124,792
Kronos, Inc.,(d):
2017 Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 11/01/23		41	40,702
2nd Lien Term Loan, (1 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 11/01/24		353	352,281
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 11/29/24(d)		89	82,380
Renaissance Holding Corp., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 4.01%, 05/30/25(d)		10	9,214
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 10/12/23(d)		69	66,403
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/30/22(d)		10	9,634
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/01/24(d)		24	22,358
Tibco Software Inc.,(d):
2020 2nd Lien Term Loan, 03/03/28(o)		189	181,087
2020 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 06/30/26(a)		311	293,279

Security	Par (000)		Value

Software (continued)
Ultimate Software Group, Inc.,(d):
2020 Incremental Term Loan B, 05/04/26(o)	USD	123	$121,328
Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 05/04/26		148	142,782
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 07/02/25(d)		32	29,836

			2,180,491

Specialty Retail — 0.1%
PetSmart, Inc., Term Loan B2, 03/11/22(d)(o)		433	426,905

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.93%, 05/29/27(d)		188	179,070

Total Floating Rate Loan Interests — 2.0% (Cost — $17,295,540)			16,629,039

Foreign Agency Obligations — 2.6%

Bahrain — 0.0%
CBB International Sukuk Co. 7 SPC		200,000	222,500

Colombia — 0.2%
Colombia Government International Bond:
8.13%, 05/21/24		290	348,091
4.50%, 01/28/26		600	653,437
3.88%, 04/25/27		268	283,996

			1,285,524

Dominican Republic — 0.1%
Dominican Republic International Bond:
5.50%, 01/27/25		379	383,027
5.95%, 01/25/27		230	231,366

			614,393

Egypt — 0.1%
Egypt Government International Bond:
5.58%, 02/21/23(c)		200	204,313
5.88%, 06/11/25		410	413,587
8.50%, 01/31/47(c)		400	391,000

			1,008,900

Iceland — 0.5%
Iceland Government International Bond		3,555,000	3,832,324

Indonesia — 0.1%
Indonesia Government International Bond:
4.75%, 01/08/26		380	428,569
4.10%, 04/24/28		600	665,437

			1,094,006

Italy — 0.4%
Italian Government International Bond		2,925,000	3,641,655

Mexico — 0.0%
Mexico Government International Bond		260,000	278,980

Mongolia — 0.0%
Mongolia Government International Bond		250,000	269,375

Panama — 0.1%
Panama Government International Bond		412,000	443,673

Paraguay — 0.0%
Paraguay Government International Bond(c)		200,000	226,813

Peru — 0.0%
Peruvian Government International Bond		215,000	229,351

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Portugal — 0.5%
Portugal Government International Bond(c)	USD	3,970,000	$4,615,998

Qatar — 0.2%
Qatar Government International Bond:
4.50%, 04/23/28		660	777,975
4.00%, 03/14/29(c)		440	506,000

			1,283,975

Russia — 0.1%
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26		600	682,800
4.25%, 06/23/27		400	446,400

			1,129,200

Saudi Arabia — 0.1%
Saudi Government International Bond		678,000	799,362

Sri Lanka — 0.1%
Sri Lanka Government International Bond:
6.85%, 03/14/24		200	138,000
6.35%, 06/28/24		400	276,000
7.85%, 03/14/29		200	130,000
7.55%, 03/28/30		200	128,500

			672,500

Ukraine — 0.1%
Ukraine Government International Bond:
7.75%, 09/01/23		100	104,750
7.75%, 09/01/25		385	401,362

			506,112

Total Foreign Agency Obligations — 2.6% (Cost — $21,037,786)			22,154,641

Municipal Bonds — 3.2%

California — 0.9%
State of California, GO, Build America Bonds:
7.55%, 04/01/39		280	496,457
Various Purpose, 7.63%, 03/01/40		1,720	2,989,343
East Bay Municipal Utility District Water System Revenue, RB, Build America Bonds, 5.87%, 06/01/40		1,900	2,856,023
University of California, RB, Build America Bonds, 5.95%, 05/15/45		885	1,299,445

			7,641,268

Georgia — 0.3%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds, Series A, 7.06%, 04/01/57		1,970	2,795,844

Illinois — 0.3%
State of Illinois, GO, Pension, 5.10%, 06/01/33		2,000	2,029,500

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 01/15/40		2,535	3,659,146

New York — 1.3%
New York City Water & Sewer System, RB, 2nd General Resolution:
5.38%, 12/15/20(p)		510	521,832
5.38%, 06/15/43		260	265,309
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 03/15/39		1,100	1,467,114
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		1,295	2,097,110

Security	Par (000)		Value

New York (continued)
New York City Water & Sewer System, Refunding RB, 2nd General Resolution, Series GG, Build America Bonds, 5.72%, 06/15/42	USD	1,390	$2,165,148
City of New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE, 5.50%, 12/15/20(p)		930	952,115
New York State Dormitory Authority, RB, Build America Bonds, 5.60%, 03/15/40		1,900	2,707,690
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	1,041,456

			11,217,774

Total Municipal Bonds — 3.2% (Cost — $20,381,974)			27,343,532

Non-Agency Mortgage-Backed Securities — 4.7%

Collateralized Mortgage Obligations — 0.9%
Alternative Loan Trust, Series 2007-OA10, Class 2A1, (1 mo. LIBOR US + 0.25%), 0.43%, 09/25/47(d)		6,276	4,944,837
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 03/25/37		399	352,943
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		717	692,882
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 0.38%, 03/20/47(d)		616	491,609
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 3.56%, 06/19/35(e)		188	177,092
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		14	38,974
Series 2007-4F, Class 3A1, 6.00%, 07/25/37		122	108,103
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36		55	34,466
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 3.86%, 05/25/36(e)		324	282,534
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 2.27%, 05/25/47(d)		138	120,100

			7,243,540

Commercial Mortgage-Backed Securities — 3.8%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 04/14/33(c)(e)		4,170	4,418,716
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.39%, 09/10/46(e)		7,183	7,569,623
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,004	1,027,591
Commercial Mortgage Trust(e):
Series 2013-CR11, Class B, 5.28%, 08/10/50		7,000	7,251,882
Series 2015-CR22, Class C, 4.24%, 03/10/48		5,000	4,992,149
Series 2015-LC19, Class C, 4.38%, 02/10/48		3,500	3,507,626
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.41%, 04/15/50(e)		1,000	912,525
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 3.56%, 07/13/29(c)(e)		3,200	3,264,614

			32,944,726

Total Non-Agency Mortgage-Backed Securities — 4.7% (Cost — $39,405,553)			40,188,266

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Preferred Securities –8.8%

Capital Trusts — 8.8%

Banks — 2.2%
Banco Bilbao Vizcaya Argentaria SA, 6.13%(i)(j)	USD	2,200	$2,004,750
Bank of East Asia Ltd., 5.88%(i)(j)		500	482,100
Bankia SA, 6.38%(i)(j)	EUR	200	212,026
BNP Paribas SA, 7.20%(c)(i)(j)	USD	2,000	2,160,000
Burgan Bank SAK, 5.75%(i)(j)		250	242,031
Capital One Financial Corp., Series E, 4.15%(d)(j)		3,500	2,852,500
CIT Group, Inc., Series A, 5.80%(i)(j)		163	125,409
Credit Agricole SA, 7.88%(c)(i)(j)		1,000	1,084,810
Nanyang Commercial Bank Ltd., 5.00%(i)(j)		200	194,812
Nordea Bank AB, 6.13%(c)(i)(j)		2,960	3,011,800
TMB Bank PCL, 4.90%(i)(j)		250	231,094
Wells Fargo & Co.,(i)(j):
Series Q, 5.85%		75	1,857,000
Series S, 5.90%		3,390	3,347,880
Series U, 5.88%		645	670,394

			18,476,606

Capital Markets — 0.3%
China Cinda Asset Management Co. Ltd., 4.45%(i)(j)		200	200,625
Morgan Stanley, Series H, 4.83%(i)(j)		2,627	2,364,178

			2,564,803

Diversified Financial Services — 3.7%
Bank of America Corp.,(i)(j):
Series AA, 6.10%		409	431,495
Series DD, 6.30%		45	49,937
Series FF, 5.88%		3,500	3,575,403
Series X, 6.25%		4,620	4,782,023
Series Z, 6.50%		87	93,496
Bank of New York Mellon Corp.,(j):
Series D, 4.50%(i)		2,000	1,920,220
Series E, 3.73%(d)		2,000	1,897,400
BNP Paribas SA, 4.50%(c)(i)(j)		200	175,250
Credit Suisse Group AG, 6.38%(c)(i)(j)		300	304,650
HBOS Capital Funding LP, 6.85%(j)		100	101,090
HSBC Holdings PLC(i)(j):
6.00%		435	432,281
6.50%		1,090	1,118,613
JPMorgan Chase & Co.,(i)(j):
Series 1, 4.23%		3,462	3,151,459
Series FF, 5.00%		820	784,330
Series HH, 4.60%		372	332,010
Series Q, 5.15%		3,000	2,917,500
Series R, 6.00%		70	70,525
Series S, 6.75%		90	96,750
Series U, 6.13%		500	510,250
Series V, 3.62%		6,430	5,674,475
Royal Bank of Scotland Group PLC(i)(j):
6.00%		1,575	1,595,475
8.63%		200	207,950
Societe Generale SA, 7.88%(c)(i)(j)		1,000	1,049,620
Woori Bank, 4.25%(i)(j)		250	249,531

			31,521,733

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 5.88%(i)(j)	EUR	100	121,066

Electric Utilities — 0.9%
Electricite de France SA, 5.25%(c)(i)(j)	USD	4,200	4,294,500
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(i)		2,750	2,996,938
RWE AG, 2.75%,(i)	EUR	10	11,195

			7,302,633

Security	Par (000)			Value

Insurance — 1.7%
Achmea BV, 4.63%(i)(j)	USD	200		$217,307
Allstate Corp.(i):
6.50%,		4,100		4,970,717
Series B, 5.75%,		2,000		2,066,080
Heungkuk Life Insurance Co. Ltd., 4.48%(i)(j)		200		188,125
MetLife, Inc., 6.40%,		2,554		3,014,563
Voya Financial, Inc., 5.65%,(i)		4,500		4,533,750

				14,990,542

Media — 0.0%
SES SA, 4.63%(i)(j)		100		113,473

Oil, Gas & Consumable Fuels — 0.0%
BP Capital Markets PLC, 3.25%(i)(j)		100		112,814
Naturgy Finance BV, 3.38%(i)(j)		100		112,631

				225,445

Utilities — 0.0%
Electricite de France SA, 4.00%(i)(j)		100		115,200

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%,		100		112,350

Total Capital Trusts — 8.8%				75,543,851

		Shares

Preferred Stocks — 0.5%

Capital Markets — 0.5%
Goldman Sachs Group, Inc., Series J, 5.50%(i)(j)		92,000		2,336,800
Morgan Stanley, Series K, 5.85%(i)(j)		66,567		1,713,435

				4,050,235

Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp., Series S, 0.00%(e)(j)		10,000		79,500

Total Preferred Stocks — 0.5%				4,129,735

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.13%(i)		29,583		783,950

Total Trust Preferred — 0.1%				783,950

Total Preferred Securities— 9.4% (Cost — $81,214,617)				80,457,536

U.S. Government Sponsored Agency Securities — 32.5%

Agency Obligations — 1.7%
Fannie Mae, 5.63%, 07/15/37(k)		1,600		2,579,925
Federal Home Loan Bank(k):
5.25%, 12/09/22		1,375		1,540,992
5.37%, 09/09/24		4,025		4,846,970
Residual Funding Corp., 0.00%, 04/15/30(n)		6,055		5,336,765

				14,304,652

Collateralized Mortgage Obligations — 2.4%
Fannie Mae Mortgage-Backed Securities:
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636		1,913,712
Series 1991-87, Class S, (1 mo. LIBOR US + 26.68%), 26.19%, 08/25/21(d)		—	(q)	45
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(q)	—
Series G-07, Class S, (1 mo. LIBOR US + 1144.57%), 1,125.59%, 03/25/21(d)		—	(q)	2
Series 1991-46, Class S, (1 mo. LIBOR US + 2519.00%), 2,476.75%, 05/25/21(d)		—	(q)	—

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Collateralized Mortgage Obligations (continued)
Freddie Mac Mortgage-Backed Securities:
Series 4350, Class DY, 4.00%, 06/15/44	USD	2,830		$3,281,993
Series 4549, Class TZ, 4.00%, 11/15/45		2,942		3,364,488
Series 4398, Class ZX, 4.00%, 09/15/54		9,655		11,749,469
Series 1057, Class J, 1,008.00%, 03/15/21		—	(q)	—
Series 0192, Class U, (1 mo. LIBOR US + 17.25%), 1,009.03%, 02/15/22(d)		—	(q)	—

				20,309,709

Interest Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23(d)		12		153
Series 2012-96, Class DI, 4.00%, 02/25/27		1,811		47,858
Series 2012-47, Class NI, 4.50%, 04/25/42		3,094		504,662
Series G92-05, Class H, 9.00%, 01/25/22		—	(q)	—
Series 094, Class 2, 9.50%, 08/25/21		—	(q)	1
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(q)	—
Series 1991-099, Class L, 930.00%, 08/25/21		—	(q)	—
Series G-10, Class S, (1 mo. LIBOR US + 1107.27%), 1,088.92%, 05/25/21(d)		—	(q)	—
Freddie Mac Mortgage-Backed Securities:
Series 1254, Class Z, 8.50%, 04/15/22		5		228
Series 1043, Class H, (1 mo. LIBOR US + 45.00%), 44.17%, 02/15/21(d)		—	(q)	—
Series 1054, Class I, (1 mo. LIBOR US + 881.40%), 516.45%, 03/15/21(d)		—	(q)	—
Series 1056, Class KD, 1,084.50%, 03/15/21		—	(q)	—
Ginnie Mae Mortgage-Backed Securities(d):
Series 2009-78, Class SD, (1 mo. LIBOR US + 6.20%), 6.01%, 09/20/32		1,923		111,314
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 6.27%, 12/16/39		1,183		207,673
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 6.48%, 04/16/41		9,778		2,077,992

				2,949,881

Mortgage-Backed Securities — 28.1%
Fannie Mae Mortgage-Backed Securities:
3.00%, 09/01/43(k)		10,499		11,243,036
3.50%, 08/01/49(k)		7,130		7,745,523
4.00%, 12/01/41 - 04/01/56(k)		23,115		25,663,997
4.50%, 07/01/41 - 07/01/55(k)		11,919		13,276,276
5.00%, 01/01/00(k)		1,122		1,287,288
5.50%, 06/01/38(k)		552		633,297
6.00%, 12/01/38(k)		454		530,171
Freddie Mac Mortgage-Backed Securities(k):
3.00%, 04/01/33		5,685		5,978,736
3.50%, 07/01/49		10,108		10,820,596
4.50%, 03/01/47		1,309		1,455,916
Ginnie Mae Mortgage-Backed Securities:
5.50%, 08/15/33(k)		41		44,880
8.00%, 07/15/24		—	(q)	48
Uniform Mortgage-Backed Securities, Ò.50% , 07/01/50 - 08/01/50(s)		156,000		162,239,995

				240,919,759

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities(n):
Series 1993-51, Class E, 0.00%, 02/25/23		2		2,184
Series 203, Class 1, 0.00%, 02/25/23		1		616
Series 1993-70, Class A, 0.00%, 05/25/23		—	(q)	382
Series 0228, Class 1, 0.00%, 06/25/23		—	(q)	493

				3,675

Total U.S. Government Sponsored Agency Securities — 32.5% (Cost — $265,547,382)				278,487,676

Security		Par (000)	Value

U.S. Treasury Obligations — 24.5%
U.S. Treasury Bonds(k):
3.00%, 11/15/44	USD	61,400	$82,204,047
2.50%, 02/15/46		66,500	82,358,691
2.75%, 11/15/47		2,000	2,616,719
U.S. Treasury Notes:
2.75%, 09/15/21(k)		2,800	2,886,844
2.75%, 04/30/23		2,800	3,003,000
2.75%, 08/31/23(k)		1,700	1,837,461
7.50%, 11/15/24(k)		8,200	10,784,281
2.75%, 08/31/25(k)		14,800	16,644,797
3.00%, 09/30/25(k)		2,400	2,734,125
2.88%, 08/15/28(k)		1,000	1,184,297
3.13%, 11/15/28(k)		3,000	3,627,070

Total U.S. Treasury Obligations — 24.5% (Cost — $169,647,695)			209,881,332

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co., (Expires 06/30/23)(b)		7,761	29,026

Total Warrants — 0.0% (Cost — $33,290)			29,026

Total Long-Term Investments — 148.1% (Cost — $1,167,916,026)			1,268,252,613

Short-Term Securities — 4.9%

		Shares

Money Market Funds — 4.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(t)(u)		39,727,383	39,727,383

Total Money Market Funds Cost—$39,727,383)			39,727,383

U.S. Treasury Obligations — 0.3%
U.S. Treasury Bills, 2.75%, 09/30/20(k)		2,880	2,898,386

Total U.S. Treasury Obligations			2,898,386

Total Short-Term Securities — 4.9% (Cost — $42,606,415)			42,625,769

Options Purchased — 0.7% (Cost — $4,755,683)			6,894,004

Total Investments Before TBA Sale Commitments and Options Written — 153.7% (Cost — $1,215,278,124)			1,317,772,386

TBA Sale Commitments(s) — (7.3%)

Mortgage-Backed Securities — (7.3%)
Uniform Mortgage-Backed Securities, 2.25%, 08/01/50(s)		60,000	(62,315,625)

Total TBA Sale Commitments—(7.3)% (Proceeds — $61,974,988)			(62,315,625)

Options Written — (1.0)% (Premiums Received — $8,550,224)			(8,837,148)

Total Investments, Net of TBA Sale Commitments and Options Written — 145.4% (Cost — $1,144,752,912)			1,246,619,613

Liabilities in Excess of Other Assets — (45.4)%			(389,495,144)

Net Assets — 100.0%			$857,124,469

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	When-issued security.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Perpetual security with no stated maturity date.
(k)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(l)	Convertible security.
(m)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(n)	Zero-coupon bond.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(q)	Amount is less than 500.
(r)	Fixed rate.
(s)	Represents or includes a TBA transaction.
(t)	Annualized 7-day yield as of period end.

(u)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,516,974	26,210,409	(b)	—	39,727,383	$39,727,383	$98,252	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased(sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	0.20%	05/30/19	Open	$2,547,469	$2,596,459	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	0.20	05/30/19	Open	2,250,000	2,293,270	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	0.20	05/30/19	Open	1,555,469	1,585,382	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	0.17	01/02/20	Open	5,835,200	5,860,494	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.17	01/02/20	Open	68,921,500	69,220,256	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.17	01/02/20	Open	25,875,000	25,987,161	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.16	01/28/20	Open	1,795,625	1,801,161	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.16	01/28/20	Open	44,353,688	44,490,445	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.16	01/28/20	Open	3,386,250	3,396,691	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.16	01/28/20	Open	15,604,355	15,652,468	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.16	01/28/20	Open	1,113,750	1,117,184	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.16	01/28/20	Open	10,608,750	10,641,460	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.16	01/28/20	Open	2,884,000	2,892,892	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.16	01/28/20	Open	2,616,000	2,624,066	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.16	01/28/20	Open	2,282,500	2,289,538	U.S. Treasury Obligations	Open/Demand
BOFA Securities Inc.	1.25	03/17/20	Open	63,750	63,515	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	04/24/20	Open	4,125,000	4,132,282	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	04/30/20	Open	1,550,625	1,551,807	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.24	06/09/20	7/14/20	1,776,069	1,776,306	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	622,871	622,954	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	1,253,207	1,253,374	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	1,421,736	1,421,925	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	43,434	43,440	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	1,666,138	1,666,361	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	515,871	515,940	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	7,498,406	7,499,364	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	1,841,328	1,841,563	U.S. Government Sponsored Agency Securities	Up to 30 Days

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Agricole Corporate And Inves	0.23%	06/09/20	7/14/20	$15,540,982	$15,542,968	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	5,638,041	5,638,762	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	10,922,683	10,924,079	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	1,999,139	1,999,395	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	3,837,663	3,838,154	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	10,552,912	10,554,260	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	5,820,482	5,821,226	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	5,516,846	5,517,551	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$273,836,739	$274,674,153

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts 10-Year U.S. Ultra Note	139	09/21/20	$21,890	$78,123
U.S. Ultra Bond	98	09/21/20	21,379	566,228
5-Year US Treasury Notes	116	09/30/20	14,586	36,070
90-Day Euro-Dollar	605	12/14/20	150,811	23,352

				703,773

Short Contracts 10-Year U.S. Treasury Note	156	09/21/20	21,711	(46,295)
Long U.S. Treasury Bond	4	09/21/20	714	979
2-Year U.S. Treasury Note	1,431	09/30/20	316,005	(221,120)
90-Day Euro-Dollar	605	12/19/22	150,857	(156,585)

				(423,021)

				$280,752

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	5,451,000	USD	6,120,980	State Street Bank and Trust Co.	07/06/20	$3,715
GBP	4,208,000	USD	5,175,878	Standard Chartered Bank	07/06/20	38,377
GBP	319,000	USD	392,377	State Street Bank and Trust Co.	07/06/20	2,906
NZD	198,000	USD	127,322	BNP Paribas S.A.	07/06/20	450
USD	126,433	GBP	100,000	JPMorgan Chase Bank N.A.	07/06/20	2,520
USD	398,938	JPY	42,968,000	Deutsche Bank AG	07/06/20	977
USD	54,315	JPY	5,826,000	Australia and New Zealand Bank Group	08/05/20	335
AUD	9,310,000	NZD	9,941,469	Bank of America N.A.	09/16/20	11,704

						60,984

JPY	5,826,000	USD	54,295	Australia and New Zealand Bank Group	07/06/20	(336)
USD	107,263	EUR	96,000	Barclays Bank PLC	07/06/20	(601)
USD	110,272	EUR	100,000	JPMorgan Chase Bank N.A.	07/06/20	(2,088)
USD	97,953	EUR	88,000	State Street Bank and Trust Co.	07/06/20	(923)
USD	6,366,893	EUR	5,720,000	UBS AG	07/06/20	(60,048)
USD	628,180	GBP	510,000	Standard Chartered Bank	07/06/20	(3,776)
USD	5,183,103	GBP	4,208,000	Standard Chartered Bank	07/06/20	(31,152)
USD	122,806	NZD	198,000	Westpac Banking Corp.	07/06/20	(4,967)
USD	6,124,970	EUR	5,451,000	State Street Bank and Trust Co.	08/05/20	(3,746)
USD	5,176,800	GBP	4,208,000	Standard Chartered Bank	08/05/20	(38,482)
USD	392,447	GBP	319,000	State Street Bank and Trust Co.	08/05/20	(2,913)
USD	127,324	NZD	198,000	BNP Paribas S.A.	08/05/20	(454)
NOK	61,800,000	SEK	60,227,128	Morgan Stanley & Co. International PLC	09/16/20	(46,949)

						(196,435)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

Interest Rate Caps / Floors — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
5Y-30Y CMS Index Cap	0.30%	Citigroup Global Markets, Inc.	2/14/22	USD	77,750	$289,195	$136,820	$152,375
5Y-30Y CMS Index Floor	0.35	Nomura International PLC	7/08/20	USD	20,060	16,650	18,054	(1,404)

						$305,845	$154,874	$150,971

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	488	12/13/21	USD	99.75	USD	121,695	$213,500
Put
U.S. Long Bond	33	08/21/20	USD	175.00	USD	5,893	36,609

							$250,109

OTC Interest Rate Swaptions Purchased

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 08/12/22	3-Month LIBOR, 0.30%	Quarterly	1.25%	Semi-Annual	Bank of America N.A.	08/10/20	1.25%	USD	42,990	$892,824
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, (0.02)%,	Semi-Annual	0.66	Semi-Annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	35,432
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, (0.02)%,	Semi-Annual	0.66	Semi-Annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	35,432
2-Year Interest Rate Swap, 09/25/22	3-Month LIBOR, 0.30%	Quarterly	1.20	Semi-Annual	Barclays Bank PLC	09/23/20	1.20	USD	42,770	852,585
30-Year Interest Rate Swap, 11/25/50	3-Month LIBOR, 0.30%	Quarterly	0.83	Semi-Annual	Deutsche Bank AG	11/23/20	0.83	USD	1,250	54,417
20-Year Interest Rate Swap, 04/18/41	6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.78	Semi-Annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	104,687
1-Year Interest Rate Swap, 05/24/24	3-Month LIBOR, 0.30%	Quarterly	0.39	Semi-Annual	Bank of America N.A.	05/22/23	0.39	USD	13,770	46,411
10-Year Interest Rate Swap, 03/09/34	3-Month LIBOR, 0.30%	Quarterly	2.98	Semi-Annual	Barclays Bank PLC	03/07/24	2.98	USD	3,511	703,946
10-Year Interest Rate Swap, 03/14/34	3-Month LIBOR, 0.30%	Quarterly	2.95	Semi-Annual	Barclays Bank PLC	03/12/24	2.95	USD	3,510	694,648
1-Year Interest Rate Swap, 11/07/25	3-Month LIBOR, 0.30%	Quarterly	1.77	Semi-Annual	JPMorgan Chase Bank N.A.	11/05/24	1.77	USD	23,790	301,753
10-Year Interest Rate Swap, 02/27/35	3-Month LIBOR, 0.30%	Quarterly	1.49	Semi-Annual	Citibank N.A.	02/25/25	1.49	USD	2,570	206,683
10-Year Interest Rate Swap, 05/02/35	3-Month LIBOR, 0.30%	Quarterly	0.89	Semi-Annual	Deutsche Bank AG	04/30/25	0.89	USD	1,640	78,535
15-Year Interest Rate Swap, 05/05/37	3-Month LIBOR, 0.30%	Quarterly	3.25	Semi-Annual	Goldman Sachs Bank USA	05/03/22	3.25	USD	4,050	7,633
10-Year Interest Rate Swap, 06/06/35	3-Month LIBOR, 0.30%	Quarterly	1.28	Semi-Annual	Goldman Sachs Bank USA	06/04/25	1.28	USD	1,120	76,481
Call (continued) 10-Year Interest Rate Swap, 06/07/35	3-Month LIBOR, 0.30%	Quarterly	1.43	Semi-Annual	UBS AG	06/05/25	1.43%	USD	1,120	86,141
30-Year Interest Rate Swap, 06/09/51	3-Month LIBOR, 0.30%	Quarterly	3.80	Semi-Annual	Barclays Bank PLC	06/07/21	3.80	USD	3,780	2,312
10-Year Interest Rate Swap, 06/29/38	3-Month LIBOR, 0.30%	Quarterly	3.05	Semi-Annual	Deutsche Bank AG	06/27/28	3.05	USD	3,125	389,224
10-Year Interest Rate Swap, 01/12/39	3-Month LIBOR, 0.30%	Quarterly	3.04	Semi-Annual	Nomura International PLC	01/10/29	3.04	USD	1,000	195,430
10-Year Interest Rate Swap, 01/13/39	3-Month LIBOR, 0.30%	Quarterly	3.04	Semi-Annual	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	195,248
10-Year Interest Rate Swap, 01/31/39	3-Month LIBOR, 0.30%	Quarterly	3.08	Semi-Annual	Barclays Bank PLC	01/29/29	3.08	USD	1,020	202,893

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call (continued)
10-Year Interest Rate Swap, 04/29/48	3-Month LIBOR, 0.30%	Quarterly	2.99%	Semi-Annual	JPMorgan Chase Bank N.A.	04/27/38	2.99%	USD	910	$180,166
10-Year Interest Rate Swap, 02/24/49	3-Month LIBOR, 0.30%	Quarterly	2.86	Semi-Annual	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	177,460

										5,520,341

Put
10-Year Interest Rate Swap, 07/15/30	2.35%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Citibank N.A.	07/13/20	2.35	USD	8,745	—
30-Year Interest Rate Swap, 09/06/50	1.35	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Deutsche Bank AG	09/04/20	1.35	USD	1,075	7,009
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	6
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	6
30-Year Interest Rate Swap, 11/25/50	0.83	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Deutsche Bank AG	11/23/20	0.83	USD	1,250	87,501
20-Year Interest Rate Swap, 04/18/41	0.78	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	913
10-Year Interest Rate Swap, 01/13/32	1.25	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Credit Suisse International	01/11/22	1.25	JPY	250,000	115
10-Year Interest Rate Swap, 02/24/32	1.55	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Credit Suisse International	02/22/22	1.55	JPY	250,000	64
10-Year Interest Rate Swap, 03/18/32	1.60	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	JPMorgan Chase Bank N.A.	03/16/22	1.60	JPY	250,000	64
10-Year Interest Rate Swap, 04/06/32	1.45	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	JPMorgan Chase Bank N.A.	04/04/22	1.45	JPY	250,000	102
30-Year Interest Rate Swap, 05/11/52	2.85	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Nomura International PLC	05/09/22	2.85	USD	4,750	37,780
10-Year Interest Rate Swap, 08/04/32	2.25	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	08/02/22	2.25	USD	4,160	20,742
10-Year Interest Rate Swap, 08/10/32	2.25	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	08/08/22	2.25	USD	4,270	21,616
10-Year Interest Rate Swap, 03/09/34	2.98	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	03/07/24	2.98	USD	3,511	20,587
10-Year Interest Rate Swap, 03/14/34	2.95	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	03/12/24	2.95	USD	3,510	21,318
10-Year Interest Rate Swap, 06/15/34	2.50	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	06/13/24	2.50	USD	3,950	43,175
10-Year Interest Rate Swap, 06/22/34	2.50	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	2.50	USD	3,950	43,490
1-Year Interest Rate Swap, 11/07/25	1.77	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	11/05/24	1.77	USD	23,790	31,634
10-Year Interest Rate Swap, 02/27/35	1.49	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Citibank N.A.	02/25/25	1.49	USD	2,570	92,973
10-Year Interest Rate Swap, 05/02/35	0.89	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Deutsche Bank AG	04/30/25	0.89	USD	1,640	102,258
10-Year Interest Rate Swap, 06/06/35	1.28	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Goldman Sachs Bank USA	06/04/25	1.28	USD	1,120	51,101
10-Year Interest Rate Swap, 06/07/35	1.43	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	UBS AG	06/05/25	1.43	USD	1,120	45,076
10-Year Interest Rate Swap, 04/14/37	3.00	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	04/12/27	3.00	USD	2,590	38,427
10-Year Interest Rate Swap, 01/12/39	3.04	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Nomura International PLC	01/10/29	3.04	USD	1,000	18,966
10-Year Interest Rate Swap, 01/13/39	3.04	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	19,027
10-Year Interest Rate Swap, 01/31/39	3.08	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	01/29/29	3.08	USD	1,020	18,900
20-Year Interest Rate Swap, 08/11/53	4.00	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	Barclays Bank PLC	08/09/33	4.00	EUR	2,410	32,549

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
10-Year Interest Rate Swap, 04/29/48	2.99%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	04/27/38	2.99%	USD	910	$29,718
10-Year Interest Rate Swap, 02/24/49	2.86	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	32,592

										817,709

										$6,338,050

Interest Rate Caps / Floors — Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
5Y-30Y CMS Index Cap	0.55%	Citibank N.A.	2/14/22	USD	38,875	$(86,924)	$(33,044)	$(53,880)
5Y-30Y CMS Index Cap	0.55	Citibank N.A.	2/14/22	USD	38,875	(86,924)	(40,041)	(46,883)
5Y-30Y CMS Index Floor	0.25	Nomura International PLC	7/08/20	USD	40,130	—	(20,065)	20,065

						$(173,848)	$(93,150)	$(80,698)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	244	12/13/21	USD	99.38	USD	60,619	$(289,749)

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 08/12/22	0.75%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Bank of America N.A.	08/10/20	0.75%	USD	85,970	$(925,899)
10-Year Interest Rate Swap, 08/19/30	1.20	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	08/17/20	1.20	USD	5,570	(305,285)
5-Year Interest Rate Swap, 09/24/25	0.20	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Bank of America N.A.	09/22/20	0.20	USD	2,765	(4,305)
2-Year Interest Rate Swap, 09/25/22	0.70	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	09/23/20	0.70	USD	85,550	(849,313)
5-Year Interest Rate Swap, 09/26/25	0.20	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Deutsche Bank AG	09/24/20	0.20	USD	2,765	(4,399)
10-Year Interest Rate Swap, 11/04/30	1.63	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Bank of America N.A.	11/02/20	1.63	USD	2,680	(255,452)
1-Year Interest Rate Swap, 11/07/21	1.58	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	11/05/20	1.58	USD	23,790	(324,149)
2-Year Interest Rate Swap, 12/13/22	1.54	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Goldman Sachs Bank USA	12/11/20	1.54	USD	12,580	(335,261)
2-Year Interest Rate Swap, 12/16/22	1.53	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Citibank N.A.	12/14/20	1.53	USD	12,580	(334,009)
10-Year Interest Rate Swap, 03/10/31	2.79	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	03/08/21	2.79	USD	5,266	(1,086,975)
1-Year Interest Rate Swap, 03/19/22	0.41	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	03/17/21	0.41	USD	23,790	(59,397)
10-Year Interest Rate Swap, 04/03/31	0.71	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	04/01/21	0.71	USD	2,415	(56,165)
10-Year Interest Rate Swap, 04/07/31	0.69	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Deutsche Bank AG	04/05/21	0.69	USD	1,210	(27,177)
10-Year Interest Rate Swap, 04/08/31	0.69	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	04/06/21	0.69	USD	1,210	(27,447)

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call (continued)
10-Year Interest Rate Swap, 04/08/31	0.71%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	04/06/21	0.71%	USD	2,420	$(57,335)
10-Year Interest Rate Swap, 04/08/31	0.73	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	04/06/21	0.73	USD	1,440	(35,424)
10-Year Interest Rate Swap, 04/09/31	0.85	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	04/07/21	0.85	USD	965	(30,357)
10-Year Interest Rate Swap, 04/11/31	0.87	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	04/09/21	0.87	USD	2,430	(79,487)
10-Year Interest Rate Swap, 04/16/31	0.88	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	04/14/21	0.88	USD	1,220	(40,602)
10-Year Interest Rate Swap, 04/17/31	0.77	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Bank of America N.A.	04/15/21	0.77	USD	1,155	(30,799)
10-Year Interest Rate Swap, 04/17/31	0.79	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Citibank N.A.	04/15/21	0.79	USD	1,360	(38,165)
10-Year Interest Rate Swap, 04/18/31	0.72	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Bank of America N.A.	04/16/21	0.72	USD	1,155	(27,909)
10-Year Interest Rate Swap, 04/21/31	0.74	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	04/19/21	0.74	USD	3,820	(97,670)
5-Year Interest Rate Swap, 05/05/27	3.25	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	10,130	(1,459)
10-Year Interest Rate Swap, 05/15/31	0.69	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Goldman Sachs Bank USA	05/13/21	0.69	USD	2,470	(57,189)
10-Year Interest Rate Swap, 06/04/31	0.75	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Deutsche Bank AG	06/02/21	0.75	USD	4,800	(128,051)
10-Year Interest Rate Swap, 06/27/31	0.74	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Bank of America N.A.	06/25/21	0.74	USD	2,450	(65,853)
10-Year Interest Rate Swap, 07/01/31	0.72	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	BNP Paribas S.A.	06/29/21	0.72	USD	2,450	(62,675)
5-Year Interest Rate Swap, 04/06/27	(0.12)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	Barclays Bank PLC	04/04/22	(0.12)	EUR	5,250	(90,718)
5-Year Interest Rate Swap, 04/09/27	(0.02)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	Barclays Bank PLC	04/07/22	(0.02)	EUR	6,030	(126,960)
10-Year Interest Rate Swap, 05/04/32	0.74	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Deutsche Bank AG	05/02/22	0.74	USD	2,540	(80,574)
5-Year Interest Rate Swap, 06/17/27	0.61	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	06/15/22	0.61	USD	6,790	(110,755)
5-Year Interest Rate Swap, 09/14/27	(0.14)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	Barclays Bank PLC	09/12/22	(0.14)	EUR	2,720	(47,027)
5-Year Interest Rate Swap, 09/15/27	(0.04)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	Barclays Bank PLC	09/13/22	(0.04)	EUR	2,720	(57,285)
1-Year Interest Rate Swap, 04/08/24	0.61	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Bank of America N.A.	04/06/23	0.61	USD	8,740	(40,496)
1-Year Interest Rate Swap, 04/13/24	0.69	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Deutsche Bank AG	04/11/23	0.69	USD	13,770	(71,443)
10-Year Interest Rate Swap, 03/14/39	3.05	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(557,458)

										(6,530,924)

Put
10-Year Interest Rate Swap, 07/12/30	3-Month LIBOR, 0.30%	Quarterly	2.35	Semi-Annual	Nomura International PLC	07/10/20	2.35	USD	2,870	—
10-Year Interest Rate Swap, 07/15/30	3-Month LIBOR, 0.30%	Quarterly	1.95	Semi-Annual	Citibank N.A.	07/13/20	1.95	USD	4,370	—
10-Year Interest Rate Swap, 07/29/30	3-Month LIBOR, 0.30%	Quarterly	2.30	Semi-Annual	Goldman Sachs Bank USA	07/27/20	2.30	USD	4,040	—
5-Year Interest Rate Swap, 07/29/25	6-Month EURIBOR, (0.31)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	07/27/20	0.00	EUR	7,510	(9)
10-Year Interest Rate Swap, 08/05/30	3-Month LIBOR,0.30%	Quarterly	2.00	Semi-Annual	Barclays Bank PLC	08/03/20	2.00	USD	2,250	(1)
10-Year Interest Rate Swap, 08/09/30	3-Month LIBOR, 0.30%	Quarterly	1.75	Semi-Annual	Bank of America N.A.	08/07/20	1.75	USD	2,040	(6)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
10-Year Interest Rate Swap, 08/19/30	3-Month LIBOR, 0.30%	Quarterly	1.60%	Semi-Annual	JPMorgan Chase Bank N.A.	08/17/20	1.60%	USD	5,570	$(145)
2-Year Interest Rate Swap, 08/26/22	3-Month LIBOR, 0.30%	Quarterly	3.50	Semi-Annual	Barclays Bank PLC	08/24/20	3.50	USD	16,370	—
10-Year Interest Rate Swap, 09/16/30	3-Month LIBOR, 0.30%	Quarterly	1.61	Semi-Annual	Bank of America N.A.	09/14/20	1.61	USD	2,690	(442)
10-Year Interest Rate Swap, 09/18/30	3-Month LIBOR, 0.30%	Quarterly	1.76	Semi-Annual	Bank of America N.A.	09/16/20	1.76	USD	5,260	(554)
5-Year Interest Rate Swap, 09/24/25	3-Month LIBOR, 0.30%	Quarterly	0.50	Semi-Annual	Bank of America N.A.	09/22/20	0.50	USD	2,765	(3,733)
2-Year Interest Rate Swap, 09/26/22	3-Month LIBOR, 0.30%	Quarterly	0.60	Semi-Annual	Deutsche Bank AG	09/24/20	0.60	USD	19,960	(287)
5-Year Interest Rate Swap, 09/26/25	3-Month LIBOR, 0.30%	Quarterly	0.50	Semi-Annual	Deutsche Bank AG	09/24/20	0.50	USD	2,765	(3,891)
2-Year Interest Rate Swap, 09/27/22	3-Month LIBOR, 0.30%	Quarterly	0.62	Semi-Annual	Deutsche Bank AG	09/25/20	0.62	USD	20,765	(261)
2-Year Interest Rate Swap, 10/04/22	3-Month LIBOR, 0.30%	Quarterly	1.05	Semi-Annual	Goldman Sachs Bank USA	10/02/20	1.05	USD	12,050	(12)
2-Year Interest Rate Swap, 10/04/22	3-Month LIBOR, 0.30%	Quarterly	1.05	Semi-Annual	Goldman Sachs Bank USA	10/02/20	1.05	USD	12,050	(12)
2-Year Interest Rate Swap, 10/07/22	3-Month LIBOR, 0.30%	Quarterly	1.00	Semi-Annual	Deutsche Bank AG	10/05/20	1.00	USD	12,050	(18)
2-Year Interest Rate Swap, 10/07/22	3-Month LIBOR, 0.30%	Quarterly	1.00	Semi-Annual	Deutsche Bank AG	10/05/20	1.00	USD	11,215	(17)
2-Year Interest Rate Swap, 10/15/22	3-Month LIBOR, 0.30%	Quarterly	0.70	Semi-Annual	Deutsche Bank AG	10/13/20	0.70	USD	9,825	(128)
2-Year Interest Rate Swap, 10/15/22	3-Month LIBOR, 0.30%	Quarterly	0.70	Semi-Annual	Deutsche Bank AG	10/13/20	0.70	USD	14,160	(2)
2-Year Interest Rate Swap, 10/15/22	3-Month LIBOR, 0.30%	Quarterly	0.70	Semi-Annual	Deutsche Bank AG	10/13/20	0.70	USD	9,425	(122)
2-Year Interest Rate Swap, 10/15/22	3-Month LIBOR, 0.30%	Quarterly	0.75	Semi-Annual	Deutsche Bank AG	10/13/20	0.75	USD	12,770	(119)
2-Year Interest Rate Swap, 10/16/22	3-Month LIBOR, 0.30%	Quarterly	0.65	Semi-Annual	Barclays Bank PLC	10/14/20	0.65	USD	11,365	(215)
10-Year Interest Rate Swap, 11/04/30	3-Month LIBOR, 0.30%	Quarterly	1.63	Semi-Annual	Bank of America N.A.	11/02/20	1.63	USD	2,680	(1,735)
10-Year Interest Rate Swap, 11/04/30	3-Month LIBOR, 0.30%	Quarterly	1.64	Semi-Annual	UBS AG	11/02/20	1.64	USD	2,680	(1,686)
1-Year Interest Rate Swap, 11/07/21	3-Month LIBOR, 0.30%	Quarterly	1.58	Semi-Annual	JPMorgan Chase Bank N.A.	11/05/20	1.58	USD	23,790	(6)
2-Year Interest Rate Swap, 11/29/22	3-Month LIBOR, 0.30%	Quarterly	2.00	Semi-Annual	Barclays Bank PLC	11/27/20	2.00	USD	25,750	(7)
2-Year Interest Rate Swap, 12/13/22	3-Month LIBOR, 0.30%	Quarterly	1.54	Semi-Annual	Goldman Sachs Bank USA	12/11/20	1.54	USD	12,580	(18)
2-Year Interest Rate Swap, 12/16/22	3-Month LIBOR, 0.30%	Quarterly	1.53	Semi-Annual	Citibank N.A.	12/14/20	1.53	USD	12,580	(19)
2-Year Interest Rate Swap, 12/23/22	3-Month LIBOR, 0.30%	Quarterly	3.05	Semi-Annual	Nomura International PLC	12/21/20	3.05	USD	9,510	—
2-Year Interest Rate Swap, 12/31/22	3-Month LIBOR, 0.30%	Quarterly	3.25	Semi-Annual	Citibank N.A.	12/29/20	3.25	USD	14,110	—
10-Year Interest Rate Swap, 03/10/31	3-Month LIBOR, 0.30%	Quarterly	2.79	Semi-Annual	Barclays Bank PLC	03/08/21	2.79	USD	5,266	(1,272)
2-Year Interest Rate Swap, 03/10/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.30	Annual	JPMorgan Chase Bank N.A.	03/08/21	0.30	EUR	12,880	(677)
1-Year Interest Ra Swap, 03/19/22,	3-Month LIBOR, 0.30%	Quarterly	0.41	Semi-Annual	Morgan Stanley & Co. International PLC	03/17/21	0.41	USD	23,790	(5,225)
2-Year Interest Rate Swap, 03/31/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.10	Annual	Barclays Bank PLC	03/29/21	0.10	EUR	18,360	(2,519)
10-Year Interest Rate Swap, 04/03/31	3-Month LIBOR, 0.30%	Quarterly	0.71	Semi-Annual	Morgan Stanley & Co. International PLC	04/01/21	0.71	USD	2,415	(54,874)
10-Year Interest Rate Swap, 04/07/31	3-Month LIBOR, 0.30%	Quarterly	0.69	Semi-Annual	Deutsche Bank AG	04/05/21	0.69	USD	1,210	(28,883)

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
10-Year Interest Rate Swap, 04/08/31	3-Month LIBOR, 0.30%	Quarterly	0.69%	Semi-Annual	Barclays Bank PLC	04/06/21	0.69%	USD	1,210	$(28,617)
10-Year Interest Rate Swap, 04/08/31	3-Month LIBOR, 0.30	Quarterly	0.71	Semi-Annual	Barclays Bank PLC	04/06/21	0.71	USD	2,420	(54,907)
10-Year Interest Rate Swap, 04/08/31	3-Month LIBOR, 0.30%	Quarterly	0.73	Semi-Annual	Morgan Stanley & Co. International PLC	04/06/21	0.73	USD	1,440	(31,497)
10-Year Interest Rate Swap, 04/09/31	3-Month LIBOR, 0.30%	Quarterly	0.85	Semi-Annual	Morgan Stanley & Co. International PLC	04/07/21	0.85	USD	965	(16,348)
2-Year Interest Rate Swap, 04/10/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.12	Annual	Barclays Bank PLC	04/08/21	0.12	EUR	28,360	(3,901)
10-Year Interest Rate Swap, 04/11/31	3-Month LIBOR, 0.30%	Quarterly	0.87	Semi-Annual	Morgan Stanley & Co. International PLC	04/09/21	0.87	USD	2,430	(39,699)
2-Year Interest Rate Swap, 04/14/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.10	Annual	Citibank N.A.	04/12/21	0.10	EUR	14,250	(2,181)
2-Year Interest Rate Swap, 04/14/23,	6-Month EURIBOR, (0.31)%	Semi-Annual	0.16	Annual	Goldman Sachs Bank USA	04/12/21	0.16	EUR	14,250	(1,738)
10-Year Interest Rate Swap, 04/16/31	3-Month LIBOR, 0.30%	Quarterly	0.88	Semi-Annual	Barclays Bank PLC	04/14/21	0.88	USD	1,220	(19,862)
10-Year Interest Rate Swap, 04/17/31	3-Month LIBOR, 0.30%	Quarterly	0.77	Semi-Annual	Bank of America N.A.	04/15/21	0.77	USD	1,155	(24,017)
10-Year Interest Rate Swap, 04/17/31	3-Month LIBOR, 0.30%	Quarterly	0.79	Semi-Annual	Citibank N.A.	04/15/21	0.79	USD	1,360	(26,828)
10-Year Interest Rate Swap, 04/18/31	3-Month LIBOR, 0.30%	Quarterly	0.72	Semi-Annual	Bank of America N.A.	04/16/21	0.72	USD	1,155	(26,550)
10-Year Interest Rate Swap, 04/21/31	3-Month LIBOR,0.30%	Quarterly	0.74	Semi-Annual	Morgan Stanley & Co. International PLC	04/19/21	0.74	USD	3,820	(83,828)
10-Year Interest Rate Swap, 04/21/31	6-Month EURIBOR, (0.31)%	Semi-Annual	2.15	Annual	JPMorgan Chase Bank N.A.	04/19/21	2.15	EUR	4,400	(475)
2-Year Interest Rate Swap, 04/21/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.15	Annual	Morgan Stanley & Co. International PLC	04/19/21	0.15	EUR	14,050	(1,874)
10-Year Interest Rate Swap, 05/06/31	6-Month EURIBOR, (0.31)%	Semi-Annual	2.00	Annual	Barclays Bank PLC	05/04/21	2.00	EUR	2,700	(397)
10-Year Interest Rate Swap, 5/15/31	3-Month LIBOR, 0.30%	Quarterly	0.69	Semi-Annual	Goldman Sachs Bank USA	05/13/21	0.69	USD	2,470	(63,928)
1-Year Interest Rate Swap, 05/19/22	3-Month LIBOR, 0.30%	Quarterly	2.35	Semi-Annual	Citibank N.A.	05/17/21	2.35	USD	45,470	(65)
2-Year Interest Rate Swap, 05/19/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.11	Annual	Barclays Bank PLC	05/17/21	0.11	EUR	9,299	(1,731)
1-Year Interest Rate Swap, 05/30/22	3-Month LIBOR, 0.30%	Quarterly	2.15	Semi-Annual	Barclays Bank PLC	05/28/21	2.15	USD	62,210	(139)
2-Year Interest Rate Swap, 06/02/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.08	Annual	Morgan Stanley & Co. International PLC	05/31/21	0.08	EUR	6,270	(1,413)
1-Year Interest Rate Swap, 06/03/22	3-Month LIBOR, 0.30%	Quarterly	2.40	Semi-Annual	Morgan Stanley & Co. International PLC	06/01/21	2.40	USD	77,400	(118)
10-Year Interest Rate Swap, 06/03/31	3-Month LIBOR, 0.30%	Quarterly	1.00	Semi-Annual	Bank of America N.A.	06/01/21	1.00	USD	10,670	(152,339)
10-Year Interest Rate Swap, 06/04/31,	3-Month LIBOR, 0.30%	Quarterly	0.75	Semi-Annual	Deutsche Bank AG	06/02/21	0.75	USD	4,800	(114,415)
10-Year Interest Rate Swap, 06/09/31	3-Month LIBOR, 0.30%	Quarterly	3.87	Semi-Annual	Barclays Bank PLC	06/07/21	3.87	USD	8,000	(662)
2-Year Interest Rate Swap, 06/12/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.05	Annual	Barclays Bank PLC	06/10/21	0.05	EUR	9,800	(2,608)
10-Year Interest Rate Swap, 06/13/31	3-Month LIBOR, 0.30%	Quarterly	1.05	Semi-Annual	Bank of America N.A.	06/11/21	1.05	USD	2,390	(31,639)
2-Year Interest Rate Swap, 06/16/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	06/14/21	0.00	EUR	4,310	(1,419)
2-Year Interest Rate Swap, 06/16/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.00	Annual	Bank of America N.A.	06/14/21	0.00	EUR	4,430	(1,458)
2-Year Interest Rate Swap, 06/20/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.00	Annual	Goldman Sachs Bank USA	06/18/21	0.00	EUR	4,460	(1,497)
2-Year Interest Rate Swap, 06/23/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.00	Annual	Citibank N.A.	06/21/21	0.00	EUR	5,200	(1,770)

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
2-Year Interest Rate Swap, 06/27/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.00%	Annual	Nomura International PLC	06/25/21	0.00%	EUR	4,880	$(1,693)
10-Year Interest Rate Swap, 06/27/31	3-Month LIBOR, 0.30%	Quarterly	0.74	Semi-Annual	Bank of America N.A.	06/25/21	0.74	USD	2,450	(61,413)
10-Year Interest Rate Swap, 07/01/31	3-Month LIBOR, 0.30%	Quarterly	0.72	Semi-Annual	BNP Paribas S.A.	06/29/21	0.72	USD	2,450	(64,889)
2-Year Interest Rate Swap, 07/03/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	07/01/21	0.00	EUR	5,230	(1,868)
2-Year Interest Rate Swap, 07/04/23	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.05)	Annual	Barclays Bank PLC	07/02/21	(0.05)	EUR	5,120	(2,242)
2-Year Interest Rate Swap, 07/21/23	6-Month EURIBOR, (0.31)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	07/19/21	0.00	EUR	5,270	(2,098)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.15)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	12,480	(9,919)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.15)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	6,990	(5,555)
2-Year Interest Rate Swap, 09/05/23	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.25)	Annual	Barclays Bank PLC	09/03/21	(0.25)	EUR	22,950	(30,235)
10-Year Interest Rate Swap, 01/30/32	3-Month LIBOR, 0.30%	Quarterly	1.95	Semi-Annual	Morgan Stanley & Co. International PLC	01/28/22	1.95	USD	4,010	(20,509)
10-Year Interest Rate Swap, 02/24/32	3-Month LIBOR, 0.30%	Quarterly	1.85	Semi-Annual	Bank of America N.A.	02/22/22	1.85	USD	2,970	(18,954)
10-Year Interest Rate Swap, 03/02/32	3-Month LIBOR, 0.30%	Quarterly	1.60	Semi-Annual	Deutsche Bank AG	02/28/22	1.60	USD	2,840	(27,348)
10-Year Interest Rate Swap, 03/05/32	3-Month LIBOR,0.30%	Quarterly	1.60	Semi-Annual	Deutsche Bank AG	03/03/22	1.60	USD	2,840	(27,557)
10-Year Interest Rate Swap, 03/06/32	3-Month LIBOR, 0.30%	Quarterly	1.60	Semi-Annual	Deutsche Bank AG	03/04/22	1.60	USD	4,485	(43,593)
10-Year Interest Rate Swap, 03/06/32	3-Month LIBOR, 0.30%	Quarterly	1.60	Semi-Annual	Barclays Bank PLC	03/04/22	1.60	USD	2,818	(27,390)
5-Year Interest Rate Swap, 04/06/27	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.12)	Annual	Barclays Bank PLC	04/04/22	(0.12)	EUR	5,250	(45,059)
5-Year Interest Rate Swap, 04/09/27	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.02)	Annual	Barclays Bank PLC	04/07/22	(0.02)	EUR	6,030	(41,885)
1-Year Interest Rate Swap, 04/23/23	3-Month LIBOR, 0.30%	Quarterly	0.55	Semi-Annual	Deutsche Bank AG	04/21/22	0.55	USD	20,360	(18,243)
10-Year Interest Rate Swap, 05/04/32	3-Month LIBOR, 0.30%	Quarterly	0.74	Semi-Annual	Deutsche Bank AG	05/02/22	0.74	USD	2,540	(96,892)
10-Year Interest Rate Swap, 05/11/32	3-Month LIBOR, 0.30%	Quarterly	2.75	Semi-Annual	Nomura International PLC	05/09/22	2.75%	USD	10,350	(20,395)
5-Year Interest Rate Swap, 06/17/27	3-Month LIBOR, 0.30%	Quarterly	0.61	Semi-Annual	Morgan Stanley & Co. International PLC	06/15/22	0.61	USD	6,790	(94,952)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 0.30%	Quarterly	2.75	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	2.75	USD	4,160	(10,144)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 0.30%	Quarterly	3.25	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	3.25	USD	4,160	(5,096)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.30%	Quarterly	2.75	Semi-Annual	Barclays Bank PLC	08/08/22	2.75	USD	4,270	(10,605)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.30%	Quarterly	3.25	Semi-Annual	Barclays Bank PLC	08/08/22	3.25	USD	4,270	(5,343)
5-Year Interest Rate Swap, 09/14/27	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.14)	Annual	Barclays Bank PLC	09/12/22	(0.14)	EUR	2,720	(32,130)
5-Year Interest Rate Swap, 09/15/27	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.04)	Annual	Barclays Bank PLC	09/13/22	(0.04)	EUR	2,720	(26,272)
1-Year Interest Rate Swap, 04/08/24	3-Month LIBOR, 0.30%	Quarterly	0.61	Semi-Annual	Bank of America N.A.	04/06/23	0.61	USD	8,740	(17,423)
1-Year Interest Rate Swap, 04/13/24	3-Month LIBOR, 0.30%	Quarterly	0.69	Semi-Annual	Deutsche Bank AG	04/11/23	0.69	USD	13,770	(24,596)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 0.30%	Quarterly	3.00	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.00	USD	3,950	(25,595)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 0.30%	Quarterly	3.50	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.50	USD	3,950	(15,296)

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 0.30%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.00%	USD	3,950	$(25,807)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 0.30%	Quarterly	3.50	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.50	USD	3,950	(15,435)
10-Year Interest Rate Swap, 08/22/34	3-Month LIBOR, 0.30%	Quarterly	2.25	Semi-Annual	Morgan Stanley & Co. International PLC	08/20/24	2.25	USD	4,410	(66,757)
10-Year Interest Rate Swap, 03/14/39	3-Month LIBOR, 0.30%	Quarterly	3.05	Semi-Annual	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(54,624)

										(1,842,627)

										$(8,373,551)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	USD	2,185	$12,341	$119,212	$(106,871)
CDX.NA.IG.34.V1	1.00	Quarterly	06/20/25	USD	17,350	(207,124)	(192,506)	(14,618)

						$(194,783)	$(73,294)	$(121,489)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Amount (000)
3-Month LIBOR, 0.30%	Quarterly	1.53%	Semi-Annual	N/A		11/22/20	USD	11,880	$72,340	$50	$72,290
1.56%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		03/27/21	USD	5,660	(76,826)	45	(76,871)
1.77	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		06/15/21	USD	8,210	(123,516)	84	(123,600)
3-Month LIBOR, 0.30%	Quarterly	1.36	Semi-Annual	09/28/20	(a)	09/28/21	USD	3,500	39,518	37	39,481
(0.45)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	N/A		12/16/21	EUR	5,440	23,997	54	23,943
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.30)	Annual	N/A		01/16/22	EUR	11,040	17,632	250	17,382
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.48)	Annual	N/A		03/05/22	EUR	5,950	(10,687)	68	(10,755)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.48)	Annual	N/A		03/06/22	EUR	7,180	(13,251)	83	(13,334)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.49)	Annual	N/A		03/09/22	EUR	4,550	(9,331)	52	(9,383)
(0.34)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	N/A		03/20/22	EUR	2,830	(3,214)	33	(3,247)
(0.35)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	N/A		03/20/22	EUR	2,820	(1,991)	33	(2,024)
3-Month LIBOR, 0.30%	Quarterly	2.03	Semi-Annual	N/A		03/30/22	USD	1,914	70,316	20	70,296
3-Month LIBOR, 0.30%	Quarterly	0.33	Semi-Annual	04/06/21	(a)	04/06/22	USD	37,775	57,147	406	56,741
3-Month LIBOR, 0.30%	Quarterly	0.42	Semi-Annual	N/A		05/04/22	USD	8,655	27,408	95	27,313
3-Month LIBOR, 0.30%	Quarterly	0.28	Semi-Annual	05/06/21	(a)	05/06/22	USD	6,000	5,823	64	5,759
3-Month LIBOR, 0.30%	Quarterly	2.01	Semi-Annual	05/17/21	(a)	05/17/22	USD	756	13,819	2,243	11,576
1.87	Semi-Annual	6-Month LIBOR, 0.37%	Quarterly	06/03/21	(a)	06/03/22	USD	3,450	(58,387)	37	(58,424)
1.00	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		06/03/22	USD	16,983	(262,382)	193	(262,575)
3-Month LIBOR, 0.30%	Quarterly	1.50	Semi-Annual	N/A		06/03/22	USD	8,496	216,331	96	216,235
0.25	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	10/05/20	(a)	06/15/22	USD	9,270	(7,143)	109	(7,252)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.25)	Annual	N/A		06/24/22	EUR	2,499	7,020	32	6,988
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.29)	Annual	N/A		06/25/22	EUR	937	1,844	12	1,832
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.28)	Annual	N/A		06/26/22	EUR	937	2,106	12	2,094
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.28)	Annual	N/A		06/30/22	EUR	938	2,252	13	2,239
3-Month LIBOR, 0.30%	Quarterly	0.35	Semi-Annual	07/08/20	(a)	07/08/22	USD	3,820	10,049	45	10,004
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.31)	Annual	07/16/20	(a)	07/16/22	EUR	4,580	8,264	1,282	6,982
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.32)	Annual	07/16/20	(a)	07/16/22	EUR	4,580	7,390	62	7,328
3-Month LIBOR, 0.30%	Quarterly	0.32	Semi-Annual	07/17/20	(a)	07/17/22	USD	810	1,641	10	1,631
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.30)	Annual	07/20/20	(a)	07/20/22	EUR	5,250	10,347	70	10,277
3-Month LIBOR, 0.30%	Quarterly	0.31	Semi-Annual	07/28/20	(a)	07/28/22	USD	5,840	11,096	69	11,027
3-Month LIBOR, 0.30%	Quarterly	0.32	Semi-Annual	07/28/20	(a)	07/28/22	USD	5,840	12,323	69	12,254
3-Month LIBOR, 0.30%	Quarterly	0.30	Semi-Annual	07/30/20	(a)	07/30/22	USD	3,910	6,495	46	6,449
3-Month LIBOR, 0.30%	Quarterly	0.25	Semi-Annual	09/02/20	(a)	09/02/22	USD	6,480	5,823	76	5,747

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Amount (000)
3-Month LIBOR, 0.30%	Quarterly	0.66	Semi-Annual	09/08/20	(a)	09/08/22	USD	3,380	$30,740	$40	$30,700
3-Month LIBOR, 0.30%	Quarterly	0.64	Semi-Annual	09/08/20	(a)	09/08/22	USD	3,380	29,388	40	29,348
3-Month LIBOR, 0.30%	Quarterly	0.67	Semi-Annual	09/08/20	(a)	09/08/22	USD	3,380	31,145	40	31,105
3-Month LIBOR, 0.30%	Quarterly	0.69	Semi-Annual	09/08/20	(a)	09/08/22	USD	3,380	32,767	40	32,727
3-Month LIBOR, 0.30%	Quarterly	0.44	Semi-Annual	09/11/20	(a)	09/11/22	USD	2,443	11,213	29	11,184
3-Month LIBOR, 0.30%	Quarterly	0.44	Semi-Annual	09/11/20	(a)	09/11/22	USD	2,269	10,483	27	10,456
3-Month LIBOR, 0.30%	Quarterly	0.46	Semi-Annual	09/11/20	(a)	09/11/22	USD	2,268	11,568	27	11,541
3-Month LIBOR, 0.30%	Quarterly	0.51	Semi-Annual	09/11/20	(a)	09/11/22	USD	3,490	21,015	41	20,974
(0.26)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/22/20	(a)	09/22/22	EUR	5,170	(16,568)	69	(16,637)
3-Month LIBOR, 0.30%	Quarterly	1.34	Semi-Annual	09/28/20	(a)	09/28/22	USD	6,240	141,541	73	141,468
3-Month LIBOR, 0.30%	Quarterly	0.36	Semi-Annual	09/29/20	(a)	09/29/22	USD	12,635	37,996	150	37,846
3-Month LIBOR, 0.30%	Quarterly	0.36	Semi-Annual	09/29/20	(a)	09/29/22	USD	2,860	8,629	34	8,595
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.33)	Annual	10/02/20	(a)	10/02/22	EUR	6,310	10,183	85	10,098
3-Month LIBOR, 0.30%	Quarterly	0.35	Semi-Annual	10/02/20	(a)	10/02/22	USD	6,040	17,912	72	17,840
3-Month LIBOR, 0.30%	Quarterly	1.25	Semi-Annual	10/06/20	(a)	10/06/22	USD	7,335	152,901	86	152,815
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.35)	Annual	11/02/20	(a)	11/02/22	EUR	3,570	4,645	47	4,598
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.33)	Annual	02/12/21	(a)	02/12/23	EUR	1,390	2,471	19	2,452
3-Month LIBOR, 0.30%	Quarterly	1.10	Semi-Annual	03/01/21	(a)	03/01/23	USD	13,390	237,840	159	237,681
3-Month LIBOR, 0.30%	Quarterly	1.05	Semi-Annual	03/01/21	(a)	03/01/23	USD	3,325	56,135	40	56,095
3-Month LIBOR, 0.30%	Quarterly	1.06	Semi-Annual	03/01/21	(a)	03/01/23	USD	3,325	56,401	40	56,361
3-Month LIBOR, 0.30%	Quarterly	1.07	Semi-Annual	03/01/21	(a)	03/01/23	USD	3,350	57,595	40	57,555
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.41)	Annual	03/02/21	(a)	03/02/23	EUR	2,450	(148)	33	(181)
3-Month LIBOR, 0.30%	Quarterly	0.88	Semi-Annual	03/02/21	(a)	03/02/23	USD	3,350	44,931	40	44,891
3-Month LIBOR, 0.30%	Quarterly	0.88	Semi-Annual	03/02/21	(a)	03/02/23	USD	6,700	89,928	80	89,848
3-Month LIBOR, 0.30%	Quarterly	0.88	Semi-Annual	03/02/21	(a)	03/02/23	USD	6,665	89,924	79	89,845
3-Month LIBOR, 0.30%	Quarterly	0.90	Semi-Annual	03/02/21	(a)	03/02/23	USD	3,350	46,706	40	46,666
3-Month LIBOR, 0.30%	Quarterly	0.98	Semi-Annual	03/02/21	(a)	03/02/23	USD	3,360	51,885	40	51,845
3-Month LIBOR, 0.30%	Quarterly	0.99	Semi-Annual	03/02/21	(a)	03/02/23	USD	3,360	52,456	40	52,416
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.47)	Annual	03/04/21	(a)	03/04/23	EUR	2,970	(4,254)	40	(4,294)
(0.17)%	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	03/24/21	(a)	03/24/23	EUR	11,815	(64,827)	155	(64,982)
(0.18)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	03/24/21	(a)	03/24/23	EUR	11,815	(63,156)	155	(63,311)
(0.18)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	03/24/21	(a)	03/24/23	EUR	11,800	(61,735)	154	(61,889)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.31)	Annual	04/29/21	(a)	04/29/23	EUR	2,660	6,162	35	6,127
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.34)	Annual	05/03/21	(a)	05/03/23	EUR	3,560	5,368	47	5,321
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.38)	Annual	05/04/21	(a)	05/04/23	EUR	3,410	2,072	45	2,027
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.37)	Annual	05/06/21	(a)	05/06/23	EUR	1,570	1,451	21	1,430
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.42)	Annual	06/24/21	(a)	06/24/23	EUR	2,720	(614)	88	(702)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.40)	Annual	06/25/21	(a)	06/25/23	EUR	2,700	623	(20)	643
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.42)	Annual	07/02/21	(a)	07/02/23	EUR	5,690	(1,837)	206	(2,043)
(0.30)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	07/26/21	(a)	07/25/23	EUR	12,900	(30,266)	202	(30,468)
(0.29)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	07/26/21	(a)	07/26/23	EUR	14,350	(36,961)	226	(37,187)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.45)	Annual	08/11/21	(a)	08/11/23	EUR	1,730	(2,043)	27	(2,070)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.58)	Annual	08/17/21	(a)	08/17/23	EUR	1,760	(7,030)	28	(7,058)
1.61	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	11/01/21	(a)	11/01/23	USD	3,260	(88,298)	38	(88,336)
(0.17)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	12/13/21	(a)	12/13/23	EUR	5,190	(26,389)	81	(26,470)
(0.12)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	12/27/21	(a)	12/27/23	EUR	770	(4,793)	12	(4,805)
(0.05)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	01/03/22	(a)	01/03/24	EUR	2,735	(21,063)	43	(21,106)
(0.06)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	01/03/22	(a)	01/03/24	EUR	2,735	(20,656)	43	(20,699)
(0.17)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	N/A		11/11/24	EUR	1,160	(9,055)	16	(9,071)
(0.22)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	N/A		11/21/24	EUR	3,890	(21,335)	54	(21,389)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.23)	Annual	N/A		12/02/24	EUR	6,710	34,086	101	33,985
(0.18)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	N/A		03/18/25	EUR	270	(2,894)	4	(2,898)
3-Month LIBOR, 0.30%	Quarterly	0.36	Semi-Annual	N/A		06/02/25	USD	3,960	7,552	52	7,500
0.65	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	04/20/22	(a)	04/20/27	USD	530	(3,329)	7	(3,336)
3-Month LIBOR, 0.30%	Quarterly	0.65	Semi-Annual	06/20/22	(a)	06/20/27	USD	3,855	19,378	51	19,327
3-Month LIBOR, 0.30%	Quarterly	0.68	Semi-Annual	06/20/22	(a)	06/20/27	USD	3,855	24,653	51	24,602
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.37	Semi-Annual	N/A		01/29/28	JPY	181,730	49,965	22	49,943
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.36	Semi-Annual	N/A		07/31/28	JPY	113,000	31,997	14	31,983
0.19	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		01/04/29	JPY	100,000	(15,007)	13	(15,020)
1.37	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	N/A		02/20/29	EUR	1,970	(325,839)	40	(325,879)
1.38	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	N/A		02/22/29	EUR	590	(98,126)	12	(98,138)
6-Month EURIBOR, (0.31)%	Semi-Annual	0.56	Annual	N/A		03/12/29	EUR	1,640	134,439	28	134,411

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Amount (000)
6-Month EURIBOR, (0.31)%	Semi-Annual	0.06	Annual	N/A		07/26/29	EUR	930	$28,227	$16	$28,211
0.19	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	N/A		01/16/30	EUR	2,280	(99,770)	459	(100,229)
3-Month LIBOR, 0.30%	Quarterly	0.68	Semi-Annual	09/30/20	(a)	02/15/30	USD	3,900	19,656	61	19,595
1.31	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		02/27/30	USD	2,770	(194,079)	43	(194,122)
3-Month LIBOR, 0.30%	Quarterly	1.32%	Semi-Annual	N/A		02/27/30	USD	2,430	170,859	38	170,821
3-Month LIBOR, 0.30%	Quarterly	0.64	Semi-Annual	N/A		04/28/30	USD	2,160	(920)	33	(953)
3-Month LIBOR, 0.30%	Quarterly	1.57	Semi-Annual	N/A		04/29/30	USD	100	9,224	2	9,222
3-Month LIBOR, 0.30%	Quarterly	0.60	Semi-Annual	N/A		05/18/30	USD	2,320	(7,468)	36	(7,504)
0.68	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		05/20/30	USD	770	(3,942)	12	(3,954)
0.65	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		06/02/30	USD	2,020	(2,960)	32	(2,992)
3-Month LIBOR, 0.30%	Quarterly	0.67	Semi-Annual	N/A		06/03/30	USD	1,850	5,837	29	5,808
3-Month LIBOR, 0.30%	Quarterly	0.70	Semi-Annual	N/A		06/16/30	USD	760	5,057	12	5,045
3-Month LIBOR, 0.30%	Quarterly	0.66	Semi-Annual	N/A		06/17/30	USD	460	1,308	7	1,301
3-Month LIBOR, 0.30%	Quarterly	0.70	Semi-Annual	N/A		06/23/30	USD	530	3,425	8	3,417
3-Month LIBOR, 0.30%	Quarterly	0.66	Semi-Annual	N/A		06/30/30	USD	810	1,882	13	1,869
3-Month LIBOR, 0.30%	Quarterly	0.64	Semi-Annual	N/A		07/01/30	USD	510	(93)	8	(101)
3-Month LIBOR, 0.30%	Quarterly	0.64	Semi-Annual	N/A		07/02/30	USD	1,130	21	18	3
1.76	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	07/09/20	(a)	07/09/30	USD	400	(44,265)	6	(44,271)
0.67	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	07/17/20	(a)	07/17/30	USD	1,690	(4,645)	27	(4,672)
0.70	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	07/22/20	(a)	07/22/30	USD	2,530	(14,179)	40	(14,219)
1.32	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	08/27/20	(a)	08/27/30	USD	4,310	(282,475)	69	(282,544)
3-Month LIBOR, 0.30%	Quarterly	1.02	Semi-Annual	09/08/20	(a)	09/08/30	USD	1,885	68,110	30	68,080
0.68	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	09/16/20	(a)	09/16/30	USD	2,760	(6,557)	44	(6,601)
0.65	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	11/04/20	(a)	11/04/30	USD	2,740	4,187	43	4,144
3-Month LIBOR, 0.30%	Quarterly	1.76	Semi-Annual	01/11/21	(a)	01/11/31	USD	760	80,697	12	80,685
3-Month LIBOR, 0.30%	Quarterly	2.45	Semi-Annual	05/18/21	(a)	05/18/31	USD	860	146,673	13	146,660
0.76	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	06/03/21	(a)	06/03/31	USD	3,648	(15,238)	58	(15,296)
3-Month LIBOR, 0.30%	Quarterly	2.10	Semi-Annual	06/22/21	(a)	06/22/31	USD	430	58,315	7	58,308
0.52	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	11/30/21	(a)	11/30/31	JPY	95,000	(39,009)	16	(39,025)
0.77	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	05/06/22	(a)	05/06/32	USD	2,650	9,836	42	9,794
1.02	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	06/07/22	(a)	06/07/32	USD	500	(9,815)	8	(9,823)
0.36	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		02/04/34	JPY	30,720	(9,688)	4	(9,692)
0.34	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		02/08/34	JPY	50,250	(14,605)	8	(14,613)
0.34	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		03/14/34	JPY	24,760	(7,222)	4	(7,226)
2.33	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	06/24/24	(a)	06/24/34	USD	310	(39,972)	5	(39,977)
1.65	Semi-Annual	6-Month LIBOR, 0.37%	Quarterly	08/22/24	(a)	08/22/34	USD	1,355	(84,125)	21	(84,146)
1.98	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	10/23/24	(a)	10/23/34	USD	660	(61,240)	10	(61,250)
1.98	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	10/23/24	(a)	10/23/34	USD	660	(61,589)	10	(61,599)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.14	Semi-Annual	N/A		06/12/35	JPY	250,000	(2,497)	44	(2,541)
3-Month LIBOR, 0.30%	Quarterly	3.18	Semi-Annual	05/09/28	(a)	05/09/38	USD	1,590	302,925	24	302,901
3.08	Semi-Annual	6-Month LIBOR, 0.37%	Quarterly	06/29/28	(a)	06/29/38	USD	230	(41,601)	3	(41,604)
0.66	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		12/06/38	JPY	40,000	(30,917)	8	(30,925)
0.62	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		12/14/38	JPY	25,000	(17,574)	5	(17,579)
0.41	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		04/03/39	JPY	26,190	(9,254)	5	(9,259)
2.82	Semi-Annual	6-Month LIBOR, 0.37%	Quarterly	04/04/29	(a)	04/04/39	USD	3,000	(465,258)	46	(465,304)
0.33	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		06/10/39	JPY	27,540	(5,629)	6	(5,635)
0.30%	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		06/17/39	JPY	25,860	(3,722)	5	(3,727)
0.17	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		08/08/39	JPY	22,870	1,842	5	1,837
1.01	Semi-Annual	6-Month LIBOR, 0.37%	Quarterly	04/02/30	(a)	04/02/40	USD	4,100	49,461	66	49,395
0.72	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	03/21/24	(a)	03/21/44	JPY	19,000	(13,593)	4	(13,597)
0.20	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	08/28/24	(a)	08/28/44	JPY	12,720	3,164	3	3,161
0.37	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	01/30/25	(a)	01/30/45	JPY	20,250	(901)	5	(906)
0.92	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	09/30/20	(a)	11/15/45	USD	1,755	84	(806)	890
3.02	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	12/08/38	(a)	12/08/48	USD	400	(67,363)	6	(67,369)
2.38	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	07/05/39	(a)	07/05/49	USD	620	(70,823)	10	(70,833)
1.78%	Semi-Annual	6-Month LIBOR, 0.37%	Quarterly	08/16/39	(a)	08/16/49	USD	500	(32,014)	8	(32,022)
1.71	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	08/16/39	(a)	08/16/49	USD	600	(34,610)	9	(34,619)
1.67	Semi-Annual	6-Month LIBOR, 0.37%	Quarterly	08/17/39	(a)	08/17/49	USD	460	(24,882)	7	(24,889)
1.25	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		03/06/50	USD	460	(42,419)	11	(42,430)
3-Month LIBOR, 0.30%	Quarterly	1.25	Semi-Annual	09/08/20	(a)	09/08/50	USD	441	39,470	10	39,460
1.09	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	06/20/22	(a)	06/20/52	USD	700	(23,156)	16	(23,172)
1.14	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	06/20/22	(a)	06/20/52	USD	700	(31,869)	16	(31,885)
3-Month LIBOR, 0.30%	Quarterly	1.93	Semi-Annual	12/01/26	(a)	12/01/56	USD	110	26,087	2	26,085

									$(91,417)	$10,313	$(101,730)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

(a)	Forward Swap

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Altice Finco SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	20	$(1,420)	$(2,455)	$1,035
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	20	(1,420)	(2,029)	609
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	10	137	245	(108)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	10	131	257	(126)

							$(2,572)	$(3,982)	$1,410

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	12/20/23	B	EUR	30	$(5,429)	$(3,450)	$(1,979)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	10	(1,941)	(120)	(1,821)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	20	(3,882)	—	(3,882)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	10	(1,941)	558	(2,499)
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB	EUR	6	(985)	(1,129)	144
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB	EUR	14	(2,160)	(2,484)	324
Rolls-Royce PLC	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	BB	EUR	10	(1,572)	(1,471)	(101)
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	BBB-	EUR	30	(1,183)	(2,636)	1,453
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	CCC-	USD	5,000	(1,136,028)	(499,645)	(636,383)
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	CCC-	USD	2,500	(568,014)	(247,129)	(320,885)
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	CCC	USD	5,550	(1,260,991)	(728,161)	(532,830)
CDX.NA.HY.34.V6	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	CCC-	USD	8,614	(1,670,246)	(2,323,316)	653,070
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	CCC-	USD	9,450	(1,832,414)	(1,147,468)	(684,946)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	CCC	USD	5,000	(969,531)	(535,164)	(434,367)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	CCC-	USD	5,000	(969,531)	(535,164)	(434,367)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	CCC-	USD	5,000	(969,531)	(529,318)	(440,213)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	CCC	USD	5,000	(969,531)	(535,113)	(434,418)

	Total							$(10,364,910)	$(7,091,210)	$(3,273,700)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$130,351	$(193,332)	$3,316,809	$(3,540,028)	$—
OTC Swaps	1,060	(7,096,252)	656,635	(3,928,925)	—
Options Written	N/A	N/A	4,245,239	(4,532,164)	(8,837,148)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$704,752	$—	$704,752
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	60,984	—	—	60,984
Options purchased(b)
Investments at value — unaffiliated(c)	—	—	—	—	6,894,004	—	6,894,004
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	3,316,809	—	3,316,809
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	657,695	—	—	—	—	657,695

	$—	$657,695	$—	$60,984	$10,915,565	$—	$11,634,244

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$424,000	$—	$424,000
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	196,435	—	—	196,435
Options written
Options written at value	—	—	—	—	8,837,148	—	8,837,148
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	121,489	—	—	3,418,539	—	3,540,028
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	11,025,177	—	—	—	—	11,025,177

	$—	$11,146,666	$—	$196,435	$12,679,687	$—	$24,022,788

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.
(c)	Includes forward settling swaptions.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(663)	$—	$14,721,594	$—	$14,720,931
Forward foreign currency exchange contracts	—	—	—	478,481	—	—	478,481
Options purchased(a)	—	—	—	—	(383,915)	—	(383,915)
Options written	—	—	—	—	1,374,897	—	1,374,897
Swaps	—	521,753	—	—	(3,015,889)	—	(2,494,136)

	$—	$521,753	$(663)	$478,481	$12,696,687	$—	$13,696,258

(a)	Options purchased are included in net realized gain (loss) from investments.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$36	$—	$1,471,274	$—	$1,471,310
Forward foreign currency exchange contracts	—	—	—	30,441	—	—	30,441
Options purchased(a)	—	—	—	—	2,863,847	—	2,863,847
Options written	—	—	—	—	(2,756,973)	—	(2,756,973)
Swaps	—	(6,752,895)	—	—	(786,918)	—	$(7,539,813)

	$—	$(6,752,895)	$36	$30,441	$791,230	$—	$(5,931,188)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$251,216,361
Average notional value of contracts — short	$292,804,837
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$54,567,887
Average amounts sold — in USD	$41,339,173
Options:
Average value of option contracts purchased	$607,981
Average value of option contracts written	$512,402
Average notional value of swaption contracts purchased	$290,930,074
Average notional value of swaption contracts written	$1,390,359,491
Credit default swaps:
Average notional value — buy protection	$9,823,263
Average notional value — sell protection	$47,134,700
Interest rate swaps:
Average notional value — pays fixed rate	$215,158,687
Average notional value — receives fixed rate	$367,817,301

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$41,375		$159,742
Forward foreign currency exchange contracts	60,984		196,435
Options	6,894,004	(a)	8,837,148
Swaps — Centrally cleared	88,122		—
Swaps — OTC(b)	657,695		11,025,177

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,742,180		$20,218,502

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(379,606)		(449,491)

Total derivative assets and liabilities subject to an MNA	$7,362,574		$19,769,011

(a)	Includes options purchased at value which is included in Investments at value—unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Australia and New Zealand Bank Group	$335	$(335)	$—	$—	$—
Bank of America N.A.	950,939	(950,939)	—	—	—
Barclays Bank PLC	2,606,792	(2,606,792)	—	—	—
BNP Paribas S.A.	450	(450)	—	—	—
Citibank N.A.	300,124	(300,124)	—	—	—
Citigroup Global Markets, Inc.	289,195	—	—	—	289,195
Credit Suisse International	2,883	(2,883)	—	—	—
Deutsche Bank AG	719,921	(698,016)	—	—	21,905
Goldman Sachs Bank USA	135,215	(135,215)	—	—	—
JPMorgan Chase Bank N.A.	920,778	(649,637)	—	—	271,141
Morgan Stanley & Co. International PLC	990,901	(990,901)	—	—	—
Nomura International PLC	268,826	(22,088)	—	—	246,738
Standard Chartered Bank	38,377	(38,377)	—	—	—
State Street Bank and Trust Co.	6,621	(6,621)	—	—	—
UBS AG	131,217	(61,734)	—	—	69,483

	$7,362,574	$(6,464,112)	$—	$—	$898,462

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)
Australia and New Zealand Bank Group	$336	$(335)	$—	$—	$1
Bank of America N.A.	1,690,976	(950,939)	—	—	740,037
Barclays Bank PLC	4,496,669	(2,606,792)	—	—	1,889,877
BNP Paribas S.A.	128,018	(450)	—	—	127,568
Citibank N.A.	580,499	(300,124)	—	—	280,375
Credit Suisse International	4,459,179	(2,883)	—	(100,000)	4,356,296
Deutsche Bank AG	698,016	(698,016)	—	—	—
Goldman Sachs Bank USA	461,114	(135,215)	—	—	325,899
JPMorgan Chase Bank N.A.	649,637	(649,637)	—	—	—
Morgan Stanley & Co. International PLC	6,434,786	(990,901)	—	—	5,443,885
Nomura International PLC	22,088	(22,088)	—	—	—
Standard Chartered Bank	73,410	(38,377)	—	—	35,033
State Street Bank and Trust Co.	7,582	(6,621)	—	—	961
UBS AG	61,734	(61,734)	—	—	—
Westpac Banking Corp.	4,967	—	—	—	4,967

	$19,769,011	$(6,464,112)	$—	$(100,000)	$13,204,899

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$—	$—	$21,047	$21,047
Asset-Backed Securities	—	63,340,691	551,287	63,891,978
Corporate Bonds	—	520,775,665	8,392,875	529,168,540
Floating Rate Loan Interests	—	15,963,767	665,272	16,629,039
Foreign Agency Obligations	—	22,154,641	—	22,154,641
Municipal Bonds	—	27,343,532	—	27,343,532
Non-Agency Mortgage-Backed Securities	—	40,188,266	—	40,188,266
Preferred Securities	6,691,185	73,766,351	—	80,457,536
U.S. Government Sponsored Agency Securities	—	278,487,676	—	278,487,676
U.S. Treasury Obligations	—	209,881,332	—	209,881,332
Warrants	—	29,026	—	29,026
Options Purchased	250,109	6,643,895	—	6,894,004
Short-Term Securities:
Money Market Funds	39,727,383	—	—	39,727,383
U.S. Treasury Obligations	—	2,898,386	—	2,898,386
Liabilities:
Investments:
TBA Sale Commitments	—	(62,315,625)	—	(62,315,625)

	$46,668,677	$1,199,157,603	$9,630,481	$1,255,456,761

Derivative Financial Instruments (a)
Assets:
Credit contracts	$—	$656,635	$—	$656,635
Forward foreign currency contracts	—	60,984	—	60,984
Interest rate contracts	704,752	3,316,809	—	4,021,561
Liabilities:
Credit contracts	—	(4,050,414)	—	(4,050,414)
Forward foreign currency contracts	—	(196,435)	—	(196,435)
Interest rate contracts	(713,750)	(11,965,937)	—	(12,679,687)

	$(8,998)	$(12,178,358)	$—	$(12,187,356)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $274,674,153 are categorized within as Level 2 the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Grand Total
Assets:
Opening balance, as of December 31, 2019	$1,640,060	$—	$8,618,085	$845,594	$11,103,739
Transfers into Level 3	—	—	—	528,698	528,698
Transfers out of Level 3	(1,500,000)	—	—	(258,280)	(1,758,280)
Accrued discounts/premiums	(63,791)	—	—	585	(63,206)
Net realized gain (loss)	—	—	—	(28,313)	(28,313)
Net change in unrealized appreciation (depreciation)(a)(b)	(19,982)	13,822	(174,978)	(6,596)	(187,734)
Purchases	495,000	7,225	—	446,982	949,207
Sales	—	—	(50,232)	(863,398)	(913,630)

Closing balance, as of June 30, 2020	$551,287	$21,047	$8,392,875	$665,272	$9,630,481

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 (b)	$(19,982)	$13,823	$(174,978)	$(23,058)	$(204,195)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 1.7%

Building Products — 0.0%
AZEK Co., Inc.(a)		1,120	$35,683

Chemicals — 0.4%
Element Solutions, Inc.(a)		451,451	4,898,243

Consumer Finance — 0.0%
Ally Financial, Inc.		1	20

Diversified Financial Services — 0.0%
Arrow Global Group PLC		13,716	15,109
Kcad Holdings I Ltd.(a)(b)		2,223,465,984	22,235

			37,344

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA		145,490	56,625

Energy Equipment & Services — 0.0%
McDermott International, Inc.(a)		45,119	3,249
Osum Oil Sands Corp.(a)(b)(c)		400,000	441,956
Pioneer Energy Services Corp.(a)(b)		5,062	196,573

			641,778

Equity Real Estate Investment Trusts (REITs) — 0.6%
Gaming and Leisure Properties, Inc.		91,932	3,180,847
VICI Properties, Inc.		217,410	4,389,508

			7,570,355

Hotels, Restaurants & Leisure — 0.2%
Churchill Downs, Inc.		3,030	403,445
Hilton Worldwide Holdings, Inc.		11,789	865,902
Six Flags Entertainment Corp.		45,272	869,675

			2,139,022

Life Sciences Tools & Services — 0.0%
PPD, Inc.(a)		7,497	200,919

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		527,174	548,261
Emmis Communications Corp., Class A(a)		7,210	11,896
Live Nation Entertainment, Inc.(a)		19,787	877,158
Mediaco Holding, Inc., Class A(a)		912	4,752

			1,442,067

Metals & Mining — 0.2%
Constellium SE(a)		285,624	2,193,592

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc.(a)		135,652	2,481,075

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(a)		1,025	7,851

Total Common Stocks — 1.7% (Cost — $54,406,460)			21,704,574

		Par (000)

Asset-Backed Securities — 0.2%
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 2.98%, 10/15/28(d)(e)	USD	500	495,513
Anchorage Capital CLO Ltd., Series 2X, Class E, (3 mo. Euribor + 5.66%), 5.66%, 05/15/31(e)	EUR	203	217,690
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (3 mo. LIBOR US + 1.80%), 2.19%, 05/15/30(d)(e)	USD	500	467,854
Cairn CLO IV BV, Series 2014-4X, Class ERR, (3 mo. Euribor + 5.88%), 5.88%, 04/30/31(e)	EUR	1,000	1,070,980

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd., Series 2014-4RA, Class B, (3 mo. LIBOR US + 2.20%), 3.33%, 10/17/30(d)(e)	USD	250	$247,719
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (3 mo. LIBOR US + 1.95%), 2.23%, 07/15/31(d)(e)		250	237,465
Greene King Finance PLC:
Series B1, (3 mo. LIBOR GBP + 1.80%), 1.99%, 12/15/34(f)	GBP	100	104,508
Series B2, (3 mo. LIBOR GBP + 2.08%), 2.27%, 03/15/36(e)		100	92,932

Total Asset-Backed Securities — 0.2% (Cost — $3,065,744)			2,934,661

Corporate Bonds — 124.7%

Aerospace & Defense — 6.3%
Amsted Industries, Inc., 5.63%, 07/01/27(d)	USD	890	917,812
Boeing Co.:
5.15%, 05/01/30		4,000	4,460,120
5.81%, 05/01/50		6,000	7,085,914
5.93%, 05/01/60		5,000	5,929,458
Bombardier, Inc.(d):
8.75%, 12/01/21		4,812	3,909,750
5.75%, 03/15/22		404	298,172
6.13%, 01/15/23		1,200	825,360
7.50%, 12/01/24		857	561,335
7.50%, 03/15/25		449	293,017
7.88%, 04/15/27		6,651	4,356,405
CenturyLink, Inc., 4.00%, 02/15/27(d)		2,896	2,812,740
General Electric Co.:
3.63%, 05/01/30		490	490,554
4.25%, 05/01/40		805	801,038
4.35%, 05/01/50		640	632,963
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(d)(g)		1,639	1,163,690
Howmet Aerospace, Inc.:
5.13%, 10/01/24		1,123	1,163,271
5.87%, 02/23/22		1,363	1,431,150
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30(d)		2,190	2,440,285
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(d)		1,810	1,877,875
Signature Aviation US Holdings, Inc.(d):
5.38%, 05/01/26		1,467	1,468,027
4.00%, 03/01/28		1,391	1,257,116
Sotheby’s, 7.38%, 10/15/27(d)		2,000	1,890,000
SSL Robotics LLC, 9.75%, 12/31/23(d)		851	910,570
TransDigm, Inc.(d):
8.00%, 12/15/25		3,833	4,028,445
6.25%, 03/15/26		31,017	30,940,078
Wolverine Escrow LLC(d):
8.50%, 11/15/24		312	237,120
9.00%, 11/15/26		636	457,920

			82,640,185

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.25%, 05/01/25(d)		565	591,837

Airlines — 0.6%
American Airlines, Inc., 11.75%, 07/15/25(d)		855	809,847
Delta Air Lines, Inc., 7.00%, 05/01/25(d)		1,917	1,978,858
International Consolidated Airlines Group SA, 0.50%, 07/04/23	EUR	100	89,158

SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(d)(h)	USD	4,464	$4,475,160
Ryanair DAC, 1.13%, 08/15/23	EUR	200	208,576

			7,561,599

Auto Components — 2.4%
Adient US LLC, 9.00%, 04/15/25(d)	USD	1,088	1,171,994
Allison Transmission, Inc.(d):
5.00%, 10/01/24		1,327	1,323,683
5.88%, 06/01/29		2,297	2,388,880
Clarios Global LP, 6.75%, 05/15/25(d)		1,321	1,373,840
Clarios Global LP/Clarios US Finance Co.:
4.38%, 05/15/26	EUR	401	443,978
8.50%, 05/15/27(d)	USD	7,345	7,381,358
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(d)		1,626	1,506,082
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	105,479
Goodyear Tire & Rubber Co., 9.50%, 05/31/25	USD	1,085	1,160,950
Harley-Davidson Financial Services, Inc., 3.35%, 06/08/25(d)		130	132,942
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22		452	453,130
6.75%, 02/01/24		40	40,300
4.75%, 09/15/24		591	555,658
6.38%, 12/15/25		532	526,680
6.25%, 05/15/26		3,129	3,131,190
5.25%, 05/15/27		848	818,320
IHO Verwaltungs GmbH(g):
(4.63% PIK), 3.88%, 05/15/27	EUR	252	277,459
(6.00% Cash or 6.75% PIK), 6.00%, 05/15/27(d)	USD	200	203,250
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(d)		6,258	6,453,562
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30(f)	EUR	100	102,314
Tesla, Inc., 5.30%, 08/15/25(d)	USD	2,074	2,074,000
ZF Europe Finance BV, 2.00%, 02/23/26	EUR	100	103,811

			31,728,860

Automobiles — 0.9%
Fiat Chrysler Automobiles NV, 4.50%, 07/07/28		200	223,576
Ford Motor Co.:
8.50%, 04/21/23	USD	1,362	1,440,315
4.35%, 12/08/26		240	223,872
4.75%, 01/15/43		426	335,603
5.29%, 12/08/46		532	437,458
General Motors Co.:
6.13%, 10/01/25		537	603,419
6.80%, 10/01/27		2,691	3,135,715
5.00%, 10/01/28		254	270,187
5.00%, 04/01/35		655	654,261
6.25%, 10/02/43		710	754,498
5.20%, 04/01/45		808	782,612
5.95%, 04/01/49		1,690	1,776,624
Rolls-Royce PLC, 0.88%, 05/09/24	EUR	100	101,505
Winnebago Industries, Inc., 6.25%, 07/15/28(d)(h)	USD	502	502,000

			11,241,645

Banks — 0.8%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	225	247,322
Banco BPM SpA, 2.50%, 06/21/24		200	228,590

Security		Par (000)	Value

Banks (continued)
Banco de Sabadell SA, (5 year EUR Swap + 2.20%), 2.00%, 01/17/30(f)	EUR	200	$187,707
Banco Espirito Santo SA(a)(i)(j):
4.75%, 01/15/18		1,900	341,544
4.00%, 01/21/19		1,100	197,736
Barclays PLC:
4.38%, 09/11/24	USD	3,020	3,223,739
5.20%, 05/12/26		800	889,920
CIT Group, Inc.:
5.00%, 08/15/22		278	283,907
5.00%, 08/01/23		404	412,040
6.00%, 04/01/36		3,261	3,065,340
Commerzbank AG(f):
(5 year EUR Swap + 6.36%), 6.13%(k)	EUR	200	213,875
(5 year EUR Swap + 4.35%), 4.00%, 12/05/30		100	112,776
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27		100	108,452
Intesa Sanpaolo SpA, 5.15%, 06/10/30	GBP	125	161,167
Unione di Banche Italiane SpA, (5 year EUR Swap + 5.75%), 5.88%, 03/04/29(f)	EUR	200	242,276

			9,916,391

Beverages — 0.0%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	USD	155	181,350
OI European Group BV, 3.13%, 11/15/24	EUR	100	110,494
Sunshine Mid BV, 6.50%, 05/15/26		100	110,946

			402,790

Building Materials — 0.1%
Cemex SAB de CV, 3.13%, 03/19/26		150	152,989
James Hardie International Finance DAC, 5.00%, 01/15/28(d)	USD	458	467,160
James Hardie International Finance Ltd., 4.75%, 01/15/25(d)		406	413,105

			1,033,254

Building Products — 0.8%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(d)		1,464	1,474,980
Builders FirstSource, Inc., 6.75%, 06/01/27(d)		682	698,198
Griffon Corp., 5.75%, 03/01/28(d)		456	450,300
HT Troplast GmbH, 9.25%, 07/15/25(h)	EUR	128	146,980
Jeld-Wen, Inc.(d):
6.25%, 05/15/25	USD	852	883,950
4.63%, 12/15/25		207	198,720
4.88%, 12/15/27		18	17,280
Masonite International Corp.(d):
5.75%, 09/15/26		701	722,030
5.38%, 02/01/28		342	349,695
Standard Industries, Inc.:
6.00%, 10/15/25(d)		1,771	1,822,837
2.25%, 11/21/26	EUR	234	246,944
5.00%, 02/15/27(d)	USD	715	723,938
4.38%, 07/15/30(d)		2,539	2,532,652

			10,268,504

Capital Markets — 1.0%
Brookfield Finance, Inc., 4.35%, 04/15/30		750	850,505
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(f)(k)		3,780	3,591,000
Intertrust Group BV, 3.38%, 11/15/25	EUR	200	223,235
LABL Escrow Issuer LLC, 6.75%, 07/15/26(d)	USD	2,208	2,297,005
LPL Holdings, Inc., 5.75%, 09/15/25(d)		323	327,038
NFP Corp., 7.00%, 05/15/25(d)		531	557,550

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Owl Rock Capital Corp.:
5.25%, 04/15/24	USD	658	$687,724
4.00%, 03/30/25		715	706,164
3.75%, 07/22/25		2,908	2,838,382
Stevens Holding Co., Inc., 6.13%, 10/01/26(d)		813	849,585

			12,928,188

Chemicals — 3.4%
Ashland Services BV, 2.00%, 01/30/28	EUR	251	261,554
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(d)(g)	USD	2,283	2,277,292
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)		9,225	9,132,750
Axalta Coating Systems LLC, 4.88%, 08/15/24(d)		651	659,138
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(d)		1,110	1,115,772
Blue Cube Spinco LLC:
9.75%, 10/15/23		1,876	1,932,280
10.00%, 10/15/25		1,225	1,277,062
Chemours Co., 6.63%, 05/15/23		2,247	2,157,120
Element Solutions, Inc., 5.88%, 12/01/25(d)		6,016	6,074,280
GCP Applied Technologies, Inc., 5.50%, 04/15/26(d)		791	789,023
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(d)		1,083	1,129,027
Minerals Technologies, Inc., 5.00%, 07/01/28(d)		878	891,170
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	100	111,929
Monitchem HoldCo 3 SA, 5.25%, 03/15/25		222	252,223
NOVA Chemicals Corp., 4.88%, 06/01/24(d)	USD	456	425,220
OCI NV:
3.13%, 11/01/24	EUR	100	109,541
5.25%, 11/01/24(d)	USD	1,218	1,169,280
PQ Corp., 5.75%, 12/15/25(d)		3,618	3,645,135
Synthomer PLC, 3.88%, 07/01/25	EUR	100	113,681
Valvoline, Inc.(d):
4.38%, 08/15/25	USD	680	683,400
4.25%, 02/15/30		1,104	1,087,440
WESCO Distribution, Inc.(d):
7.13%, 06/15/25		3,608	3,799,693
7.25%, 06/15/28		3,271	3,459,082
WR Grace & Co-Conn(d):
5.63%, 10/01/24		559	588,348
4.88%, 06/15/27		1,473	1,492,193

			44,633,633

Commercial Services & Supplies — 2.7%
ADT Security Corp.:
4.13%, 06/15/23		293	293,733
4.88%, 07/15/32(d)		1,341	1,220,310
Advanced Disposal Services, Inc., 5.63%, 11/15/24(d)		1,104	1,145,400
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(d)		2,915	3,071,681
Ashtead Capital, Inc.(d):
4.00%, 05/01/28		1,245	1,238,775
4.25%, 11/01/29		459	459,000
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(d)		1,292	1,311,380
Clean Harbors, Inc.(d):
4.88%, 07/15/27		1,102	1,132,305
5.13%, 07/15/29		1,069	1,108,724
Diocle SpA, (3 mo. Euribor + 3.88%), 3.88%, 06/30/26(e)	EUR	104	115,686
Garda World Security Corp.(d):
4.63%, 02/15/27	USD	1,666	1,641,010
9.50%, 11/01/27		1,004	1,061,730

Security		Par (000)	Value

Commercial Services & Supplies (continued)
GFL Environmental, Inc.(d):
7.00%, 06/01/26	USD	4,001	$4,141,035
4.25%, 06/01/25		487	491,261
5.13%, 12/15/26		2,435	2,520,225
8.50%, 05/01/27		1,340	1,457,250
KAR Auction Services, Inc., 5.13%, 06/01/25(d)		1,866	1,838,010
Mobile Mini, Inc., 5.88%, 07/01/24		3,503	3,605,638
Summer BC Holdco A Sarl, 9.25%, 10/31/27	EUR	180	173,109
Summer BC Holdco B Sarl, 5.75%, 10/31/26		500	532,539
United Rentals North America, Inc.:
4.63%, 10/15/25	USD	2,387	2,398,935
5.88%, 09/15/26		341	357,368
5.50%, 05/15/27		583	600,490
3.88%, 11/15/27		771	769,072
5.25%, 01/15/30		496	512,120
4.00%, 07/15/30		507	490,386
Waste Pro USA, Inc., 5.50%, 02/15/26(d)		2,373	2,265,005

			35,952,177

Communications Equipment — 1.1%
CommScope Technologies LLC, 6.00%, 06/15/25(d)		2,109	2,036,661
CommScope, Inc.(d):
5.50%, 03/01/24		3,375	3,408,750
5.50%, 06/15/24		466	474,542
6.00%, 03/01/26		1,458	1,494,450
NetApp, Inc., 2.70%, 06/22/30		1,000	999,771
Nokia OYJ:
3.38%, 06/12/22		714	728,252
4.38%, 06/12/27		439	463,856
ViaSat, Inc.(d):
5.63%, 04/15/27		3,467	3,549,341
6.50%, 07/15/28		1,646	1,646,346

			14,801,969

Construction & Engineering — 0.5%
Brand Industrial Services, Inc., 8.50%, 07/15/25(d)		3,085	2,776,500
frontdoor, Inc., 6.75%, 08/15/26(d)		1,382	1,468,375
SPIE SA, 2.63%, 06/18/26	EUR	100	108,721
SRS Distribution, Inc., 8.25%, 07/01/26(d)	USD	2,201	2,234,015

			6,587,611

Construction Materials — 1.8%
American Builders & Contractors Supply Co., Inc.(d):
5.88%, 05/15/26		1,270	1,257,300
4.00%, 01/15/28		357	346,922
Core & Main LP, 6.13%, 08/15/25(d)		7,720	7,694,138
HD Supply, Inc., 5.38%, 10/15/26(d)		6,723	6,865,864
Navistar International Corp., 6.63%, 11/01/25(d)		2,739	2,595,202
New Enterprise Stone & Lime Co., Inc.(d):
10.13%, 04/01/22		1,002	996,990
6.25%, 03/15/26		480	482,400
Williams Scotsman International, Inc.(d):
7.88%, 12/15/22		694	721,330
6.88%, 08/15/23		2,344	2,406,022

			23,366,168

Consumer Discretionary — 0.6%
Carnival Corp., 11.50%, 04/01/23(d)		2,695	2,924,075
Explorer II AS, 3.38%, 02/24/25	EUR	100	91,565
Fiat Chrysler Automobile, 3.88%, 01/05/26		150	168,525
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(d)	USD	500	491,250

SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Discretionary (continued)
Royal Caribbean Cruises Ltd.(d):
10.88%, 06/01/23	USD	565	$580,572
9.13%, 06/15/23		884	876,259
11.50%, 06/01/25		1,215	1,267,792
ServiceMaster Co. LLC, 5.13%, 11/15/24(d)		951	964,076
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	200	229,194

			7,593,308

Consumer Finance — 3.1%
Ally Financial, Inc.:
5.80%, 05/01/25	USD	4,000	4,456,631
8.00%, 11/01/31		6,309	8,140,658
Husky III Holding Ltd., (13.00% Cash or 13.00% PIK), 13.00%, 02/15/25(d)(g)		1,253	1,206,013
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	200	235,517
Navient Corp.:
6.13%, 03/25/24	USD	1,359	1,291,050
5.88%, 10/25/24		665	624,688
5.00%, 03/15/27		42	35,280
OneMain Finance Corp.:
6.88%, 03/15/25		585	600,173
7.13%, 03/15/26		2,395	2,478,801
8.88%, 06/01/25		433	462,899
6.63%, 01/15/28		720	712,800
5.38%, 11/15/29		113	105,655
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	595	695,839
4.50%, 05/15/26(d)		2,465	2,882,762
6.25%, 05/15/26(d)	USD	482	510,920
8.25%, 11/15/26(d)		5,788	6,268,230
Verscend Escrow Corp., 9.75%, 08/15/26(d)		9,470	10,174,095

			40,882,011

Containers & Packaging — 2.8%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(d)(g)		4,109	4,065,490
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
5.25%, 04/30/25(d)		1,304	1,336,587
2.13%, 08/15/26	EUR	100	107,968
4.13%, 08/15/26(d)	USD	2,960	2,912,196
4.75%, 07/15/27(d)	GBP	427	513,223
4.75%, 07/15/27		212	254,809
5.25%, 08/15/27(d)	USD	3,429	3,368,581
Ball Corp.:
5.25%, 07/01/25		120	131,250
4.88%, 03/15/26		1,126	1,224,525
Berry Global, Inc., 1.00%, 01/15/25	EUR	100	106,013
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	USD	965	986,712
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		2,163	2,204,162
Crown European Holdings SA, 3.38%, 05/15/25	EUR	100	116,264
Graphic Packaging International LLC, 3.50%, 03/15/28(d)	USD	459	455,420
Intertape Polymer Group, Inc., 7.00%, 10/15/26(d)		747	767,692
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	123	134,048
5.50%, 04/15/24(d)	USD	2,321	2,279,657
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(d)		1,581	1,585,443

Security		Par (000)	Value

Containers & Packaging (continued)
Sealed Air Corp.(d):
5.13%, 12/01/24	USD	142	$151,585
6.88%, 07/15/33		700	827,750
Silgan Holdings, Inc.:
3.25%, 03/15/25	EUR	300	338,708
4.13%, 02/01/28(d)	USD	1,188	1,177,605
2.25%, 06/01/28	EUR	199	214,499
Trivium Packaging Finance BV:
3.75%, 08/15/26		320	352,844
5.50%, 08/15/26(d)	USD	3,583	3,614,351
8.50%, 08/15/27(d)		6,881	7,354,069

			36,581,451

Diversified Consumer Services — 1.1%
APX Group, Inc.:
7.88%, 12/01/22		840	835,800
8.50%, 11/01/24		274	267,150
6.75%, 02/15/27(d)		1,620	1,528,875
Ascend Learning LLC, 6.88%, 08/01/25(d)		4,706	4,733,850
Brink’s Co., 5.50%, 07/15/25(d)		632	643,711
Graham Holdings Co., 5.75%, 06/01/26(d)		1,199	1,239,922
Laureate Education, Inc., 8.25%, 05/01/25(d)		591	613,162
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	206	251,426
Prime Security Services Borrower LLC/Prime Finance, Inc.(d):
5.25%, 04/15/24	USD	491	502,048
5.75%, 04/15/26		653	677,161
6.25%, 01/15/28		1,187	1,118,747
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(d)		932	936,660
Service Corp. International, 5.13%, 06/01/29		937	1,008,212

			14,356,724

Diversified Financial Services — 4.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 07/15/25		315	330,279
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(d)		9,168	9,626,400
Altice France Holding SA(d):
8.00%, 05/15/27	EUR	300	355,207
10.50%, 05/15/27	USD	8,178	9,008,476
6.00%, 02/15/28		2,094	1,977,532
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	225	255,614
BNP Paribas SA, 6.50%(k)	USD	22	22,246
Cabot Financial Luxembourg II SA(3 mo. Euribor + 6.38%), 6.38%, 06/14/24(e)	EUR	148	162,670
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	123,903
Citigroup, Inc., Series V, (Secured Overnight Financing Rate + 3.23%), 4.70%(f)(k)	USD	3,485	3,097,294
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(l)	EUR	200	119,832
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(d)	USD	2,295	1,760,724
Fairstone Financial, Inc., 7.88%, 07/15/24(d)		852	834,960
Ford Motor Credit Co. LLC:
3.20%, 01/15/21		200	197,000
5.88%, 08/02/21		1,636	1,651,869
3.81%, 10/12/21		382	378,295
5.60%, 01/07/22		387	389,902
2.98%, 08/03/22		795	761,968
3.09%, 01/09/23		200	190,500
4.14%, 02/15/23		829	811,135
3.10%, 05/04/23		400	379,080

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
4.38%, 08/06/23	USD	410	$402,776
3.81%, 01/09/24		2,063	1,981,099
4.06%, 11/01/24		200	191,006
5.13%, 06/16/25		2,539	2,540,016
4.13%, 08/04/25		2,166	2,054,343
2.33%, 11/25/25	EUR	300	296,402
4.39%, 01/08/26	USD	507	482,755
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	330	349,729
General Motors Financial Co., Inc., 5.65%, 01/17/29	USD	281	316,213
Intercontinental Exchange, Inc., 3.00%, 06/15/50		682	705,477
Intrum AB, 3.50%, 07/15/26	EUR	201	196,974
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(d):
5.25%, 03/15/22	USD	264	250,800
4.25%, 02/01/27		1,504	1,203,200
Lehman Brothers Holding Escrow, 1.00%, 09/22/18(a)(i)		430	4,515
Lehman Brothers Holdings, Inc.(a)(i)(j):
5.38%, 10/17/17	EUR	350	4,522
4.75%, 01/16/18(b)		1,890	24,419
1.00%, 02/05/18		3,950	51,035
1.00%, 12/31/49	USD	1,535	16,118
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)	EUR	220	246,808
Murphy Oil USA, Inc., 4.75%, 09/15/29	USD	1,023	1,046,017
Novafives SAS, 5.00%, 06/15/25	EUR	200	153,913
Pershing Square Holdings Ltd., 5.50%, 07/15/22(d)	USD	2,100	2,218,293
Picasso Finance Sub, Inc., 6.13%, 06/15/25(d)		2,624	2,683,040
Spectrum Brands, Inc.(d):
5.00%, 10/01/29		496	489,800
5.50%, 07/15/30		792	792,990
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(d)		3,501	3,544,762
UniCredit SpA(f):
(5 year EURIBOR ICE Swap Rate + 4.74%), 4.88%, 02/20/29	EUR	200	231,688
(5 year EUR Swap + 2.80%), 2.73%, 01/15/32		200	202,926
Verisure Midholding AB, 5.75%, 12/01/23		100	112,521
Vertical Midco GmbH(h):
5.00%, 07/14/27		173	194,365
4.75%, 07/15/27(e)(j)		230	257,113
8.50%, 07/06/28(d)		558	558,000
VZ Vendor Financing BV, 2.50%, 01/31/24		318	349,071
WMG Acquisition Corp.(d):
5.50%, 04/15/26	USD	918	949,855
3.88%, 07/15/30		1,035	1,045,402

			58,582,849

Diversified Telecommunication Services — 3.1%
CenturyLink, Inc.:
5.13%, 12/15/26(d)		5,398	5,384,505
Series P, 7.60%, 09/15/39		1,795	1,931,869
Series U, 7.65%, 03/15/42		2,241	2,403,472
Series W, 6.75%, 12/01/23		1,228	1,319,842
Series Y, 7.50%, 04/01/24		1,556	1,709,764
Cincinnati Bell, Inc., 7.00%, 07/15/24(d)		1,358	1,385,160
Frontier Communications Corp., 8.00%, 04/01/27(d)		7,398	7,502,608
GCI LLC, 6.63%, 06/15/24(d)		869	909,374
Level 3 Financing, Inc.:
5.38%, 08/15/22		204	204,184

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
5.25%, 03/15/26	USD	1,302	$1,337,805
4.63%, 09/15/27(d)		662	666,965
4.25%, 07/01/28(d)		4,302	4,297,053
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/28(d)		485	504,400
Oi SA, (10% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(g)		270	225,113
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	150	169,873
4.75%, 07/30/25		515	595,702
3.13%, 09/19/25		300	320,143
5.00%, 04/15/28		500	581,411
4.00%, 09/19/29		100	110,103
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	1,153	1,300,007
6.00%, 09/30/34		2,179	2,368,573
7.20%, 07/18/36		116	138,040
7.72%, 06/04/38		371	466,807
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	83	129,553
Telecom Italia SpA:
4.00%, 04/11/24		539	632,937
5.30%, 05/30/24(d)	USD	2,204	2,300,028
2.75%, 04/15/25	EUR	239	268,923
Telecom Italia SpA/Milano, 3.00%, 09/30/25		100	114,035
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(d)	USD	1,427	1,398,460

			40,676,709

Electric Utilities — 0.2%
NextEra Energy Operating Partners LP, 4.25%, 07/15/24(d)		1,352	1,367,210
PG&E Corp., 5.25%, 07/01/30		1,898	1,908,819

			3,276,029

Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., 3.88%, 03/15/28	EUR	100	108,979
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24	USD	281	305,529
4.13%, 05/01/25		1,253	1,254,566
Itron, Inc., 5.00%, 01/15/26(d)		231	230,134

			1,899,208

Energy Equipment & Services — 0.9%
Archrock Partners LP/Archrock Partners Finance Corp.(d):
6.88%, 04/01/27		932	877,944
6.25%, 04/01/28		157	142,870
ChampionX Corp., 6.38%, 05/01/26		1,109	1,030,560
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(d)		1,756	1,725,270
Pattern Energy Group, Inc., 5.88%, 02/01/24(d)		935	939,675
Pioneer Energy Services Corp.(d)(g):
(11% Cash), 11.00%, 05/15/25		2,075	1,659,759
(5.00% PIK), 5.00%, 11/15/25(l)		1,415	764,731
Transocean, Inc.:
8.38%, 12/15/21		275	192,500
8.00%, 02/01/27(d)		1,857	1,024,832
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		1,918	1,853,268
6.88%, 09/01/27		1,418	1,361,280

			11,572,689

Entertainment — 0.0%
Motion Finco Sarl, 7.00%, 05/15/25	EUR	150	173,370

SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
Netflix, Inc., 3.00%, 06/15/25	EUR	134	$154,877

			328,247

Environmental, Maintenance, & Security Service — 0.2%
Tervita Corp., 7.63%, 12/01/21(d)	USD	2,775	2,178,375

Equity Real Estate Investment Trusts (REITs) — 2.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(d)		1,641	1,386,645
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	EUR	100	106,517
Diversified Healthcare Trust, 9.75%, 06/15/25	USD	1,165	1,250,919
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(d)		2,113	1,996,785
Iron Mountain, Inc.(d):
4.88%, 09/15/29		99	96,277
5.25%, 07/15/30		2,169	2,136,465
5.63%, 07/15/32		2,640	2,634,456
Marriott International, Inc., Series EE, 5.75%, 05/01/25		675	733,291
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		386	388,895
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		3,397	3,515,963
4.50%, 09/01/26		2,274	2,251,942
5.75%, 02/01/27		117	119,925
4.50%, 01/15/28		1,964	1,865,800
MPT Operating Partnership LP/MPT Finance Corp.:
5.00%, 10/15/27		3,135	3,221,212
4.63%, 08/01/29		3,178	3,193,890
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(d)		3,036	2,702,040
Service Properties Trust:
4.50%, 06/15/23		220	210,635
4.35%, 10/01/24		217	195,583
7.50%, 09/15/25		1,798	1,894,255
Starwood Property Trust, Inc., 5.00%, 12/15/21		1,027	996,190

			30,897,685

Food & Staples Retailing — 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
5.75%, 03/15/25		215	219,704
4.63%, 01/15/27(d)		1,524	1,524,000
5.88%, 02/15/28(d)		2,805	2,894,115
4.88%, 02/15/30(d)		909	930,025
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21	EUR	200	179,760
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(d)	USD	1,673	1,772,560
Picard Groupe SAS(3 mo. Euribor + 3.00%), 3.00%, 11/30/23(e)	EUR	200	215,413
Premier Foods Finance PLC, 6.25%, 10/15/23	GBP	100	127,841
Quatrim SASU, 5.88%, 01/15/24	EUR	100	114,822
Sysco Corp.:
6.60%, 04/01/40	USD	1,100	1,483,376
6.60%, 04/01/50		1,100	1,523,451
US Foods, Inc., 6.25%, 04/15/25(d)		841	855,717

			11,840,784

Food Products — 3.6%
Aramark Services, Inc.:
5.00%, 04/01/25(d)		20	19,700
6.38%, 05/01/25(d)		1,371	1,415,736

Security		Par (000)	Value

Food Products (continued)
4.75%, 06/01/26	USD	140	$134,750
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(d)		1,755	1,693,575
Darling Ingredients, Inc., 5.25%, 04/15/27(d)		979	1,006,197
Graphic Packaging International LLC, 4.75%, 07/15/27(d)		574	605,570
JBS USA LUX SA/JBS USA Finance, Inc.(d):
5.75%, 06/15/25		2,552	2,574,330
6.75%, 02/15/28		1,116	1,176,682
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d):
6.50%, 04/15/29		4,665	4,950,731
5.50%, 01/15/30		2,178	2,232,450
Kraft Heinz Foods Co.:
3.88%, 05/15/27(d)		305	318,721
2.25%, 05/25/28	EUR	100	110,462
4.25%, 03/01/31(d)	USD	7,031	7,454,922
5.00%, 07/15/35		750	825,213
6.88%, 01/26/39		1,474	1,822,202
4.63%, 10/01/39(d)		497	499,067
6.50%, 02/09/40		980	1,179,584
5.00%, 06/04/42		15	15,804
5.20%, 07/15/45		626	678,878
4.38%, 06/01/46		1,594	1,567,049
4.88%, 10/01/49(d)		4,984	5,075,284
5.50%, 06/01/50(d)		7,025	7,488,364
Post Holdings, Inc.(d):
5.00%, 08/15/26		110	110,413
5.75%, 03/01/27		4	4,130
5.63%, 01/15/28		484	500,940
5.50%, 12/15/29		40	41,365
4.63%, 04/15/30		1,830	1,791,204
Simmons Foods, Inc., 7.75%, 01/15/24(d)		1,306	1,362,419

			46,655,742

Gas Utilities — 0.3%
Ferrellgas LP/Ferrellgas Finance Corp., 10.00%, 04/15/25(d)		4,230	4,557,825

Health Care Equipment & Supplies — 2.1%
Avantor, Inc.:
4.75%, 10/01/24	EUR	126	145,617
6.00%, 10/01/24(d)	USD	6,471	6,762,195
9.00%, 10/01/25(d)		4,863	5,227,725
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30		1,095	1,151,192
Hologic, Inc., 4.63%, 02/01/28(d)		714	740,775
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(d):
7.38%, 06/01/25		3,136	3,190,880
7.25%, 02/01/28		7,211	7,329,837
Teleflex, Inc.:
4.88%, 06/01/26		751	773,530
4.63%, 11/15/27		214	226,243
4.25%, 06/01/28(d)		2,215	2,270,375

			27,818,369

Health Care Providers & Services — 6.1%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		1,047	1,047,314
5.63%, 02/15/23		240	240,084
5.50%, 07/01/28(d)		1,071	1,073,677
AHP Health Partners, Inc., 9.75%, 07/15/26(d)		717	736,717
Centene Corp.:
5.38%, 06/01/26(d)		1,367	1,417,114
5.38%, 08/15/26(d)		2,015	2,096,023

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
4.25%, 12/15/27	USD	2,129	$2,196,936
4.63%, 12/15/29		6,709	7,077,995
3.38%, 02/15/30		1,208	1,219,730
CHS/Community Health Systems, Inc.(d):
8.63%, 01/15/24		3,460	3,383,465
6.63%, 02/15/25		1,475	1,386,500
8.00%, 03/15/26		5,769	5,452,859
Encompass Health Corp.:
5.75%, 11/01/24		682	682,000
4.50%, 02/01/28		246	235,944
4.75%, 02/01/30		345	329,475
HCA, Inc.:
5.38%, 02/01/25		590	632,038
5.88%, 02/15/26		142	155,668
5.63%, 09/01/28		3,046	3,400,097
5.88%, 02/01/29		2,837	3,210,321
3.50%, 09/01/30		7,842	7,553,195
LifePoint Health, Inc.(d):
6.75%, 04/15/25		1,050	1,084,125
4.38%, 02/15/27		420	396,900
MEDNAX, Inc.(d):
5.25%, 12/01/23		933	928,335
6.25%, 01/15/27		701	701,000
Molina Healthcare, Inc.:
5.38%, 11/15/22		712	726,240
4.38%, 06/15/28(d)		1,368	1,366,290
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)		4,502	4,186,860
Polaris Intermediate Corp., (8.50% Cash or 9.25% PIK), 8.50%, 12/01/22(d)(g)		2,403	2,114,950
Surgery Center Holdings, Inc.(d):
6.75%, 07/01/25		1,992	1,797,780
10.00%, 04/15/27		2,892	2,892,000
Tenet Healthcare Corp.:
8.13%, 04/01/22		3,919	4,114,950
4.63%, 07/15/24		2,738	2,682,665
4.63%, 09/01/24(d)		1,234	1,206,235
7.50%, 04/01/25(d)		1,008	1,072,260
4.88%, 01/01/26(d)		4,629	4,507,489
6.25%, 02/01/27(d)		559	554,808
5.13%, 11/01/27(d)		2,492	2,458,856
4.63%, 06/15/28(d)		737	717,985
Vizient, Inc., 6.25%, 05/15/27(d)		2,585	2,707,787

			79,744,667

Health Care Technology — 0.8%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(d)		6,190	6,112,625
IQVIA, Inc.:
3.25%, 03/15/25	EUR	800	905,041
5.00%, 10/15/26(d)	USD	1,504	1,547,165
5.00%, 05/15/27(d)		1,811	1,855,709
2.88%, 06/15/28	EUR	207	231,692

			10,652,232

Hotels, Restaurants & Leisure — 6.9%
1011778 BC ULC/New Red Finance, Inc.(d):
4.25%, 05/15/24	USD	1,045	1,046,850
5.75%, 04/15/25		1,596	1,675,800
5.00%, 10/15/25		5,089	5,059,026
3.88%, 01/15/28		1,727	1,675,484
4.38%, 01/15/28		1,701	1,667,303
Boyd Gaming Corp.:
8.63%, 06/01/25(d)		780	815,100

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
6.38%, 04/01/26	USD	366	$347,700
Boyne USA, Inc., 7.25%, 05/01/25(d)		1,136	1,189,960
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(d)		2,879	2,893,395
Churchill Downs, Inc.(d):
5.50%, 04/01/27		3,439	3,366,093
4.75%, 01/15/28		1,528	1,474,520
Cirsa Finance International Sarl, 4.75%, 05/22/25	EUR	247	241,429
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(a)(d)(i)	USD	200	130,100
Colt Merger Sub, Inc.(d)(h):
5.75%, 07/01/25		2,487	2,501,176
6.25%, 07/01/25		8,548	8,494,575
8.13%, 07/01/27		4,556	4,402,235
Eldorado Resorts, Inc.:
6.00%, 04/01/25		812	849,352
6.00%, 09/15/26		466	503,429
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		1,963	2,134,566
5.38%, 04/15/26		602	657,739
5.30%, 01/15/29		180	194,774
4.00%, 01/15/31		925	918,294
Golden Nugget, Inc., 6.75%, 10/15/24(d)		6,740	4,844,375
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		2,468	2,394,454
5.38%, 05/01/25(d)		772	772,000
5.13%, 05/01/26		1,114	1,109,132
5.75%, 05/01/28(d)		600	606,000
4.88%, 01/15/30		2,837	2,794,445
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.63%, 04/01/25		350	342,198
4.88%, 04/01/27		240	234,300
International Game Technology PLC:
3.50%, 07/15/24	EUR	200	217,397
5.25%, 01/15/29(d)	USD	1,034	1,009,908
IRB Holding Corp., 7.00%, 06/15/25(d)		929	957,520
Las Vegas Sands Corp.:
2.90%, 06/25/25		238	231,169
3.50%, 08/18/26		259	258,266
3.90%, 08/08/29		239	235,772
Lions Gate Capital Holdings LLC(d):
6.38%, 02/01/24		147	143,325
5.88%, 11/01/24		1,016	970,280
MGM Resorts International:
7.75%, 03/15/22		3,086	3,147,720
6.00%, 03/15/23		1,243	1,255,430
5.75%, 06/15/25		322	318,384
Sabre GLBL, Inc.(d):
5.25%, 11/15/23		219	201,480
9.25%, 04/15/25		2,371	2,498,441
Scientific Games International, Inc.:
8.63%, 07/01/25(d)(h)		1,054	985,174
5.00%, 10/15/25(d)		2,186	2,018,246
3.38%, 02/15/26	EUR	800	826,896
8.25%, 03/15/26(d)	USD	3,338	2,993,769
7.00%, 05/15/28(d)		1,054	843,200
7.25%, 11/15/29(d)		241	192,800
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	76,661
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(d)	USD	4,069	4,206,329

SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Station Casinos LLC, 4.50%, 02/15/28(d)	USD	1,147	$970,649
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	500	644,215
Vail Resorts, Inc., 6.25%, 05/15/25(d)	USD	811	848,509
William Hill PLC, 4.75%, 05/01/26	GBP	200	249,555
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(d)	USD	1,353	1,169,668
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.(d):
7.75%, 04/15/25		1,164	1,172,381
5.13%, 10/01/29		1,924	1,719,575
Yum! Brands, Inc.:
3.88%, 11/01/23		721	738,304
7.75%, 04/01/25(d)		2,340	2,524,275
4.75%, 01/15/30(d)		1,259	1,277,885
5.35%, 11/01/43		30	28,800

			90,267,787

Household Durables — 1.6%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(d):
6.25%, 09/15/27		1,234	1,180,087
4.88%, 02/15/30		1,482	1,238,359
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(d)(h)		1,212	1,260,116
Installed Building Products, Inc., 5.75%, 02/01/28(d)		723	723,000
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(d)		2,650	2,610,250
Lennar Corp.:
4.88%, 12/15/23		968	1,021,240
4.75%, 05/30/25		128	136,640
5.25%, 06/01/26		302	326,160
4.75%, 11/29/27		2,510	2,723,350
Mattamy Group Corp.(d):
5.25%, 12/15/27		830	825,850
4.63%, 03/01/30		1,141	1,095,360
MDC Holdings, Inc., 6.00%, 01/15/43		716	753,590
Meritage Homes Corp., 5.13%, 06/06/27		286	294,580
NCR Corp., 8.13%, 04/15/25(d)		565	598,900
Newell Brands, Inc., 4.88%, 06/01/25		743	778,136
PulteGroup, Inc.:
5.00%, 01/15/27		106	113,420
7.88%, 06/15/32		94	120,113
6.38%, 05/15/33		2,805	3,281,850
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(d)		1,482	1,534,967
Toll Brothers Finance Corp., 4.35%, 02/15/28		66	68,475
TRI Pointe Group, Inc., 5.70%, 06/15/28		291	295,365

			20,979,808

Household Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28(d)		406	398,895
Energizer Holdings, Inc.(d):
6.38%, 07/15/26		514	531,456
7.75%, 01/15/27		468	499,014
4.75%, 06/15/28(h)		1,055	1,034,923

			2,464,288

Independent Power and Renewable Electricity Producers — 1.7%
Calpine Corp.:
5.50%, 02/01/24		420	418,950
5.75%, 01/15/25		1,169	1,180,445
5.25%, 06/01/26(d)		2,409	2,432,391
4.50%, 02/15/28(d)		2,536	2,472,600

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
5.13%, 03/15/28(d)	USD	7,155	$7,011,900
Clearway Energy Operating LLC:
5.75%, 10/15/25		500	516,250
4.75%, 03/15/28(d)		1,178	1,201,489
NRG Energy, Inc.:
3.75%, 06/15/24(d)		845	896,033
5.75%, 01/15/28		14	14,770
4.45%, 06/15/29(d)		2,821	2,960,794
5.25%, 06/15/29(d)		1,137	1,193,850
TerraForm Power Operating LLC(d):
4.25%, 01/31/23		595	602,438
4.75%, 01/15/30		1,556	1,579,340

			22,481,250

Industrial Conglomerates — 0.3%
BWX Technologies, Inc.(d):
5.38%, 07/15/26		200	206,076
4.13%, 06/30/28		1,344	1,340,640
IDEX Corp., 3.00%, 05/01/30		115	120,003
Vertical US Newco, Inc., 5.25%, 07/06/27(d)(h)		2,033	2,033,000

			3,699,719

Insurance — 2.0%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(d)		430	447,071
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(d)		7,186	7,161,711
AmWINS Group, Inc., 7.75%, 07/01/26(d)		2,631	2,762,550
Ardonagh Midco 2 PLC, (11.5% cash or 12.75% PIK), 11.50%, 01/15/27(d)(g)(h)		378	379,890
Ardonagh Midco 3 PLC, 8.63%, 07/15/23(d)		2,000	2,089,000
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	100	124,839
GTCR AP Finance, Inc., 8.00%, 05/15/27(d)	USD	1,775	1,827,132
HUB International Ltd., 7.00%, 05/01/26(d)		7,164	7,148,956
Nationstar Mortgage Holdings, Inc., 8.13%, 07/15/23(d)		3,308	3,394,670
NFP Corp., 8.00%, 07/15/25(d)		853	833,807
Societa Cattolica di Assicurazioni, (3 mo. Euribor + 4.46%), 4.25%, 12/14/47(f)	EUR	100	109,829
Willis North America, Inc., 2.95%, 09/15/29	USD	90	95,270

			26,374,725

Interactive Media & Services — 1.7%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(d)		1,113	1,132,478
Match Group Holdings II LLC(d):
5.63%, 02/15/29		318	335,213
4.13%, 08/01/30		1,400	1,370,684
Netflix, Inc.:
4.88%, 04/15/28		496	530,358
5.88%, 11/15/28		3,890	4,429,737
3.88%, 11/15/29	EUR	196	231,033
5.38%, 11/15/29(d)	USD	2,387	2,614,242
3.63%, 06/15/30	EUR	393	453,678
4.88%, 06/15/30(d)	USD	1,646	1,765,335
Rackspace Hosting, Inc., 8.63%, 11/15/24(d)		1,794	1,802,970
Twitter, Inc., 3.88%, 12/15/27(d)		699	699,070
Uber Technologies, Inc.(d):
7.50%, 11/01/23		1,515	1,530,150
7.50%, 05/15/25		3,847	3,875,853
8.00%, 11/01/26		1,103	1,122,303
7.50%, 09/15/27		804	806,010

			22,699,114

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet & Direct Marketing Retail — 0.8%
Booking Holdings, Inc., 4.63%, 04/13/30	USD	6,403	$7,557,589
Expedia Group, Inc., 6.25%, 05/01/25(d)		2,847	3,032,833
Kirk Beauty One GmbH, 8.75%, 07/15/23	EUR	100	54,714

			10,645,136

Internet Software & Services — 0.1%
Booking Holdings, Inc., 4.50%, 04/13/27	USD	857	984,320
Match Group Holdings II LLC, 4.63%, 06/01/28(d)		972	980,505

			1,964,825

IT Services — 2.0%
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	100	112,080
9.75%, 09/01/26(d)	USD	8,303	8,354,894
Camelot Finance SA, 4.50%, 11/01/26(d)		3,763	3,763,000
Fair Isaac Corp., 4.00%, 06/15/28(d)		915	917,288
Gartner, Inc.(d):
5.13%, 04/01/25		910	931,885
4.50%, 07/01/28		1,775	1,795,767
Leidos, Inc., 4.38%, 05/15/30(d)		1,275	1,436,224
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(d)		1,741	1,566,900
Rubis Terminal Infra SAS, 5.63%, 05/15/25	EUR	154	178,815
Science Applications International Corp., 4.88%, 04/01/28(d)	USD	1,431	1,422,500
WEX, Inc., 4.75%, 02/01/23(d)		4,000	3,971,440
Xerox Corp., 4.80%, 03/01/35		1,375	1,281,899

			25,732,692

Leisure Products — 0.3%
Mattel, Inc.:
6.75%, 12/31/25(d)		2,662	2,761,825
5.88%, 12/15/27(d)		769	792,070
6.20%, 10/01/40		169	146,185
5.45%, 11/01/41		702	582,435

			4,282,515

Machinery — 1.0%
Clark Equipment Co., 5.88%, 06/01/25(d)		1,375	1,405,938
Colfax Corp.(d):
6.00%, 02/15/24		1,762	1,817,062
6.38%, 02/15/26		1,004	1,049,180
EnPro Industries, Inc., 5.75%, 10/15/26		2,192	2,192,000
Mueller Water Products, Inc., 5.50%, 06/15/26(d)		1,130	1,169,550
Navistar International Corp., 9.50%, 05/01/25(d)		411	440,407
SPX FLOW, Inc., 5.63%, 08/15/24(d)		727	743,358
Terex Corp., 5.63%, 02/01/25(d)		1,055	960,050
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(d)		2,146	2,030,652
Wabash National Corp., 5.50%, 10/01/25(d)		2,154	1,976,295

			13,784,492

Media — 12.8%
Altice Financing SA:
2.25%, 01/15/25	EUR	170	178,580
7.50%, 05/15/26(d)	USD	3,622	3,794,045
3.00%, 01/15/28	EUR	196	202,039
5.00%, 01/15/28(d)	USD	2,220	2,205,259
Altice Finco SA, 7.63%, 02/15/25(d)		470	488,805
Altice France SA:
2.50%, 01/15/25	EUR	169	180,476
7.38%, 05/01/26(d)	USD	6,126	6,388,193
5.88%, 02/01/27	EUR	100	118,012

Security		Par (000)	Value

Media (continued)
8.13%, 02/01/27(d)	USD	5,777	$6,318,594
5.50%, 01/15/28(d)		2,881	2,909,810
AMC Networks, Inc., 4.75%, 08/01/25		1,216	1,198,003
Banijay Entertainment SASU, 3.50%, 03/01/25	EUR	152	162,660
Block Communications, Inc., 4.88%, 03/01/28(d)	USD	791	781,342
CCO Holdings LLC/CCO Holdings Capital Corp.(d):
5.13%, 05/01/27		4,660	4,821,236
5.88%, 05/01/27		142	148,170
5.00%, 02/01/28		262	270,515
5.38%, 06/01/29		2,372	2,502,460
4.75%, 03/01/30		1,417	1,449,860
4.50%, 08/15/30		5,827	5,943,540
4.50%, 05/01/32		6,993	7,080,412
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24		3,116	2,890,402
5.13%, 08/15/27(d)		7,494	7,194,240
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(d)		10,227	9,690,082
CSC Holdings LLC:
5.25%, 06/01/24		2,413	2,539,683
6.63%, 10/15/25(d)		892	926,565
10.88%, 10/15/25(d)		4,326	4,650,450
5.50%, 05/15/26(d)		1,819	1,866,967
5.38%, 02/01/28(d)		629	657,305
5.75%, 01/15/30(d)		3,700	3,853,550
4.13%, 12/01/30(d)		3,518	3,487,217
4.63%, 12/01/30(d)		2,248	2,183,617
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(d)		1,569	1,135,564
DISH DBS Corp.:
6.75%, 06/01/21		2,590	2,638,563
5.88%, 07/15/22		5,096	5,181,613
5.00%, 03/15/23		1,948	1,943,325
7.75%, 07/01/26		5,508	5,838,480
DISH Network Corp.(l):
2.38%, 03/15/24		1,680	1,503,342
3.38%, 08/15/26		2,495	2,291,944
Dolya Holdco 18 DAC, 5.00%, 07/15/28(d)		3,554	3,508,509
Entercom Media Corp., 6.50%, 05/01/27(d)		2,322	2,083,995
Hughes Satellite Systems Corp., 5.25%, 08/01/26		755	780,821
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(d)		370	375,247
Lamar Media Corp.(d):
4.88%, 01/15/29		389	390,945
4.00%, 02/15/30		695	665,254
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(d)		3,016	3,076,320
Live Nation Entertainment, Inc.:
2.50%, 03/15/23(l)		953	966,699
6.50%, 05/15/27(d)		5,006	5,156,180
Meredith Corp., 6.88%, 02/01/26		382	317,637
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(d)		972	986,949
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(d)		1,450	1,479,740
Radiate Holdco LLC/Radiate Finance, Inc.(d):
6.88%, 02/15/23		619	626,738
6.63%, 02/15/25		1,035	1,030,042
Sable International Finance Ltd., 5.75%, 09/07/27(d)		600	610,728
SES SA, (5 year EUR Swap + 5.40%), 5.63%(f)(k)	EUR	200	230,299

SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Sirius XM Radio, Inc.(d):
4.63%, 05/15/23	USD	230	$231,265
4.63%, 07/15/24		928	951,200
5.00%, 08/01/27		759	775,751
5.50%, 07/01/29		2,576	2,711,549
4.13%, 07/01/30		2,364	2,337,901
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.75%, 11/15/25(g)	EUR	151	158,641
TEGNA, Inc., 5.50%, 09/15/24(d)	USD	344	347,440
Tele Columbus AG, 3.88%, 05/02/25	EUR	200	208,971
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(d)	USD	2,000	2,085,000
Terrier Media Buyer, Inc., 8.88%, 12/15/27(d)		3,350	3,211,812
United Group BV:
4.88%, 07/01/24	EUR	199	221,323
(3 mo. Euribor + 3.25%), 3.25%, 02/15/26(e)		100	106,732
3.63%, 02/15/28		166	174,472
Univision Communications, Inc.(d):
5.13%, 05/15/23	USD	2,007	2,025,464
5.13%, 02/15/25		800	753,504
6.63%, 06/01/27		2,952	2,819,160
UPCB Finance VII Ltd., 3.63%, 06/15/29	EUR	160	174,920
Videotron Ltd., 5.13%, 04/15/27(d)	USD	1,786	1,853,207
Virgin Media Finance PLC, 3.75%, 07/15/30	EUR	142	155,947
Virgin Media Secured Finance PLC:
5.00%, 04/15/27	GBP	200	257,423
5.50%, 05/15/29(d)	USD	2,836	2,963,620
4.50%, 08/15/30(d)		1,798	1,800,248
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	100	124,530
Zayo Group Holdings Inc.(d):
4.00%, 03/01/27	USD	405	385,382
6.13%, 03/01/28		5,585	5,431,412
Ziggo Bond Co. BV(d):
6.00%, 01/15/27		291	295,365
5.13%, 02/28/30		1,395	1,384,119
Ziggo BV:
4.25%, 01/15/27	EUR	231	267,298
5.50%, 01/15/27(d)	USD	2,018	2,043,346
2.88%, 01/15/30	EUR	106	117,266
4.88%, 01/15/30(d)	USD	1,250	1,256,775

			167,532,066

Metals & Mining — 3.9%
Anglo American Capital PLC, 5.63%, 04/01/30(d)		3,225	3,895,564
ArcelorMittal SA:
1.75%, 11/19/25	EUR	100	106,836
4.25%, 07/16/29	USD	88	88,571
Arconic Corp.(d):
6.00%, 05/15/25		1,911	1,975,496
6.13%, 02/15/28		1,359	1,358,660
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(d)		1,792	1,711,360
Constellium SE(d):
5.75%, 05/15/24		1,060	1,060,000
6.63%, 03/01/25		941	951,605
5.88%, 02/15/26		4,611	4,623,311
5.63%, 06/15/28		1,235	1,210,300
Freeport-McMoRan, Inc.:
3.88%, 03/15/23		3,861	3,861,000
4.25%, 03/01/30		2,388	2,316,360
5.45%, 03/15/43		9,709	9,514,820

Security		Par (000)	Value

Metals & Mining (continued)
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(d)	USD	1,645	$1,636,775
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(d)		335	342,126
Kaiser Aluminum Corp.(d):
6.50%, 05/01/25		861	890,059
4.63%, 03/01/28		779	744,973
New Gold, Inc.(d):
6.25%, 11/15/22		2,285	2,309,278
6.38%, 05/15/25		716	723,160
7.50%, 07/15/27		1,616	1,667,211
Novelis Corp.(d):
5.88%, 09/30/26		2,012	2,009,485
4.75%, 01/30/30		4,149	3,962,295
thyssenkrupp AG:
1.88%, 03/06/23	EUR	127	136,830
2.88%, 02/22/24		737	796,571
2.50%, 02/25/25		1	1,056
United States Steel Corp., 12.00%, 06/01/25(d)	USD	2,681	2,748,025

			50,641,727

Multiline Retail — 0.7%
Dufry One BV:
2.50%, 10/15/24	EUR	100	93,777
2.00%, 02/15/27		294	255,851
Macy’s, Inc., 8.38%, 06/15/25(d)	USD	3,524	3,508,107
Marks & Spencer PLC, 4.50%, 07/10/27	GBP	200	242,256
Nordstrom, Inc., 8.75%, 05/15/25(d)	USD	4,228	4,549,934

			8,649,925

Office Supplies & Equipment — 0.1%
VMware, Inc., 4.70%, 05/15/30		1,000	1,102,930

Offshore Drilling & Other Services — 0.2%
Entegris, Inc.(d):
4.63%, 02/10/26		1,250	1,268,750
4.38%, 04/15/28		1,313	1,335,977

			2,604,727

Oil, Gas & Consumable Fuels — 14.1%
Apache Corp.:
3.25%, 04/15/22		48	46,447
5.25%, 02/01/42		135	110,176
4.75%, 04/15/43		1,832	1,474,920
4.25%, 01/15/44		1,014	770,970
5.35%, 07/01/49		305	243,371
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(d)		2,770	2,361,425
Baytex Energy Corp., 8.75%, 04/01/27(d)		1,746	925,380
BP Capital Markets PLC(f)(k):
(5 year EUR Swap + 4.12%), 3.63%	EUR	250	282,078
(5 year UK Government Bond + 4.17%), 4.25%	GBP	125	156,049
Buckeye Partners LP:
4.13%, 03/01/25(d)	USD	151	144,850
3.95%, 12/01/26		302	284,575
4.50%, 03/01/28(d)		1,312	1,226,720
5.85%, 11/15/43		648	562,334
5.60%, 10/15/44		988	790,400
Callon Petroleum Co.:
6.13%, 10/01/24		2,185	819,921
8.25%, 07/15/25		739	258,650
Series WI, 6.38%, 07/01/26		796	262,680
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		2,464	933,289
Cenovus Energy, Inc.:
3.00%, 08/15/22		453	440,517

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
3.80%, 09/15/23	USD	257	$241,668
5.40%, 06/15/47		188	161,394
Centennial Resource Production LLC, 6.88%, 04/01/27(d)		1,284	680,520
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		1,991	2,187,852
Cheniere Energy Partners LP:
5.63%, 10/01/26		1,400	1,393,000
Series WI, 5.25%, 10/01/25		329	327,914
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(d)(g)(h)(l)		2,154	2,174,894
CITGO Petroleum Corp., 7.00%, 06/15/25(d)		1,453	1,454,816
CNX Resources Corp.:
5.88%, 04/15/22		1,260	1,243,431
7.25%, 03/14/27(d)		303	278,760
Comstock Resources, Inc.:
7.50%, 05/15/25(d)		2,722	2,466,812
9.75%, 08/15/26		2,119	1,978,062
Continental Resources, Inc.:
5.00%, 09/15/22		2,304	2,263,680
4.50%, 04/15/23		729	697,799
4.90%, 06/01/44		1,171	932,409
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		385	342,650
5.63%, 05/01/27(d)		1,579	1,316,397
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)		5,663	5,075,464
CVR Energy, Inc.(d):
5.25%, 02/15/25		1,360	1,251,200
5.75%, 02/15/28		460	402,500
DCP Midstream Operating LP:
5.38%, 07/15/25		1,417	1,406,372
5.63%, 07/15/27		1,044	1,050,525
5.13%, 05/15/29		39	37,416
6.45%, 11/03/36(d)		1,282	1,153,800
6.75%, 09/15/37(d)		2,344	2,103,248
Diamondback Energy, Inc.:
4.75%, 05/31/25		710	759,719
3.50%, 12/01/29		3,200	3,099,424
eG Global Finance PLC:
4.38%, 02/07/25	EUR	133	137,326
6.75%, 02/07/25(d)	USD	1,047	1,022,134
6.25%, 10/30/25	EUR	463	504,575
8.50%, 10/30/25(d)	USD	1,386	1,420,650
Endeavor Energy Resources LP/EER Finance, Inc.(d):
6.63%, 07/15/25		1,065	1,073,328
5.50%, 01/30/26		3,633	3,478,597
5.75%, 01/30/28		2,356	2,261,760
Energy Transfer Operating LP:
3.75%, 05/15/30		320	317,841
4.90%, 03/15/35		130	130,644
6.50%, 02/01/42		1,140	1,234,889
6.25%, 04/15/49		95	100,711
5.00%, 05/15/50		2,965	2,816,049
Series 30Y, 6.00%, 06/15/48		636	659,645
EnLink Midstream LLC, 5.38%, 06/01/29		474	355,500
EnLink Midstream Partners LP:
4.40%, 04/01/24		1,638	1,360,359
4.15%, 06/01/25		108	83,160
4.85%, 07/15/26		297	219,869
5.60%, 04/01/44		1,228	749,080

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.05%, 04/01/45	USD	207	$128,920
EOG Resources, Inc.:
4.38%, 04/15/30		210	250,538
4.95%, 04/15/50		120	153,069
EQM Midstream Partners LP:
6.00%, 07/01/25(d)		1,658	1,679,421
4.13%, 12/01/26		361	330,990
6.50%, 07/01/27(d)		1,843	1,887,637
EQT Corp.:
3.90%, 10/01/27		1,920	1,559,597
7.00%, 02/01/30		886	912,607
Extraction Oil & Gas, Inc.(a)(d)(i):
7.38%, 05/15/24		2,593	499,153
5.63%, 02/01/26		2,937	565,372
Exxon Mobil Corp.:
2.61%, 10/15/30		1,080	1,156,184
3.45%, 04/15/51		635	703,218
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		579	521,100
5.63%, 06/15/24		201	174,870
6.50%, 10/01/25		350	299,250
7.75%, 02/01/28		188	167,320
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(d)		1,813	1,087,800
Hess Corp., 5.80%, 04/01/47		207	224,981
Hess Midstream Operations LP(d):
5.63%, 02/15/26		1,075	1,063,702
5.13%, 06/15/28		862	829,606
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28(d)		1,252	1,192,530
Indigo Natural Resources LLC, 6.88%, 02/15/26(d)		2,732	2,540,760
Ithaca Energy North Sea PLC, 9.38%, 07/15/24(d)		200	160,500
Kinder Morgan Energy Partners LP:
4.70%, 11/01/42		1,500	1,620,258
5.00%, 03/01/43		600	666,840
Kinder Morgan, Inc.:
5.55%, 06/01/45		535	653,073
5.20%, 03/01/48		276	332,445
Matador Resources Co., 5.88%, 09/15/26		3,623	2,681,020
MEG Energy Corp.(d):
7.00%, 03/31/24		2,151	1,844,482
6.50%, 01/15/25		2,555	2,384,122
7.13%, 02/01/27		1,372	1,140,475
MPLX LP:
5.20%, 03/01/47		500	525,790
4.70%, 04/15/48		420	423,317
5.50%, 02/15/49		1,285	1,424,070
Murphy Oil Corp.:
5.75%, 08/15/25		833	745,535
6.38%, 12/01/42		141	109,402
Nabors Industries Ltd.(d):
7.25%, 01/15/26		720	442,800
7.50%, 01/15/28		592	364,080
NGPL PipeCo LLC, 7.77%, 12/15/37(d)		1,640	2,001,615
NuStar Logistics LP, 6.00%, 06/01/26		908	880,760
Occidental Petroleum Corp.:
4.85%, 03/15/21		370	367,225
2.60%, 08/13/21		2,909	2,842,937
2.70%, 08/15/22		2,450	2,280,827
2.90%, 08/15/24		1,295	1,106,552

SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
3.20%, 08/15/26	USD	215	$174,688
3.00%, 02/15/27		97	75,194
3.50%, 08/15/29		322	235,575
4.30%, 08/15/39		2,394	1,651,166
6.20%, 03/15/40		3,492	2,924,550
4.50%, 07/15/44		1,099	758,310
4.63%, 06/15/45		2,702	1,891,400
6.60%, 03/15/46		57	49,617
4.40%, 04/15/46		2,538	1,770,306
4.10%, 02/15/47		273	183,934
4.20%, 03/15/48		1,745	1,181,714
4.40%, 08/15/49		472	325,680
Series 1, 4.10%, 02/01/21		2,459	2,468,836
Parkland Fuel Corp., 5.88%, 07/15/27(d)		1,223	1,268,862
Parsley Energy LLC/Parsley Finance Corp.(d):
5.38%, 01/15/25		1,806	1,756,877
5.25%, 08/15/25		408	391,823
5.63%, 10/15/27		937	922,945
4.13%, 02/15/28		1,738	1,572,890
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(d)		3,679	3,927,332
PDC Energy, Inc.:
1.13%, 09/15/21(l)		1,043	955,369
6.13%, 09/15/24		978	909,540
6.25%, 12/01/25		298	251,065
5.75%, 05/15/26		1,062	966,420
Plains All American Pipeline LP / PAA Finance Corp.:
3.55%, 12/15/29		864	841,756
3.80%, 09/15/30		930	911,193
6.65%, 01/15/37		535	580,771
5.15%, 06/01/42		215	208,149
4.30%, 01/31/43		210	182,734
4.90%, 02/15/45		440	408,545
QEP Resources, Inc.:
6.88%, 03/01/21		482	460,310
5.38%, 10/01/22		2,639	2,005,640
5.25%, 05/01/23		746	492,360
5.63%, 03/01/26		721	457,835
Range Resources Corp.:
5.88%, 07/01/22		230	211,600
5.00%, 08/15/22		1,313	1,194,830
5.00%, 03/15/23		1,396	1,200,560
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(d)		3,489	3,873,503
SM Energy Co., 10.00%, 01/15/25(d)		3,828	3,634,227
Southwestern Energy Co.:
4.10%, 03/15/22		1,362	1,300,165
6.20%, 01/23/25		573	490,631
7.50%, 04/01/26		569	498,046
Sunoco Logistics Partners Operations LP:
4.00%, 10/01/27		940	962,963
5.30%, 04/01/44		600	574,651
5.40%, 10/01/47		573	573,294
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		339	335,610
Series WI, 4.88%, 01/15/23		1,170	1,152,450
Series WI, 5.50%, 02/15/26		27	26,190
Series WI, 5.88%, 03/15/28		808	802,069
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(d)		1,597	1,442,203
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25%, 11/15/23		637	608,335
5.13%, 02/01/25		245	235,813

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.88%, 04/15/26	USD	1,082	$1,071,180
5.38%, 02/01/27		188	181,420
6.50%, 07/15/27		786	787,965
5.00%, 01/15/28		1,547	1,454,768
6.88%, 01/15/29		1,286	1,347,085
5.50%, 03/01/30(d)		1,677	1,619,345
Transcontinental Gas Pipe Line Co. LLC, 3.95%, 05/15/50(d)		180	191,791
UGI International LLC, 3.25%, 11/01/25	EUR	100	109,247
Viper Energy Partners LP, 5.38%, 11/01/27(d)	USD	753	738,633
Western Midstream Operating LP:
4.00%, 07/01/22		172	171,450
3.10%, 02/01/25		388	367,630
3.95%, 06/01/25		907	849,605
4.65%, 07/01/26		660	632,148
4.75%, 08/15/28		258	247,035
4.05%, 02/01/30		908	874,032
5.45%, 04/01/44		1,518	1,264,190
5.30%, 03/01/48		2,281	1,850,461
5.50%, 08/15/48		392	317,520
5.25%, 02/01/50		1,758	1,521,197
Williams Cos., Inc.:
5.80%, 11/15/43		1,500	1,718,989
5.10%, 09/15/45		340	373,144
WPX Energy, Inc.:
8.25%, 08/01/23		1,006	1,116,660
5.75%, 06/01/26		326	316,220
5.25%, 10/15/27		536	500,725
5.88%, 06/15/28		1,088	1,045,514
4.50%, 01/15/30		2,999	2,639,120

			185,016,945

Oil: Crude Producers — 0.2%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(d)		2,268	2,217,832

Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(d)		1,566	1,644,629
WEPA Hygieneprodukte GMB, (3 mo. Euribor + 2.88%), 2.88%, 12/15/26(e)	EUR	100	109,440

			1,754,069

Personal Products — 0.1%
Coty, Inc.:
4.00%, 04/15/23		100	99,698
4.75%, 04/15/26		100	98,306
6.50%, 04/15/26(d)	USD	100	85,000
Edgewell Personal Care Co., 5.50%, 06/01/28(d)		919	944,273

			1,227,277

Pharmaceuticals — 3.6%
Bausch Health Americas, Inc.(d):
8.50%, 01/31/27		4,211	4,468,924
9.25%, 04/01/26		306	331,979
Bausch Health Cos., Inc.:
5.50%, 03/01/23(d)		533	533,000
4.50%, 05/15/23	EUR	2,565	2,848,780
5.88%, 05/15/23(d)	USD	128	127,680
6.13%, 04/15/25(d)		3,258	3,304,492
5.50%, 11/01/25(d)		779	798,475
9.00%, 12/15/25(d)		1,393	1,500,554
5.75%, 08/15/27(d)		1,292	1,369,520
7.00%, 01/15/28(d)		1,393	1,434,790
5.00%, 01/30/28(d)		1,385	1,303,964

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
6.25%, 02/15/29(d)	USD	2,823	$2,837,115
7.25%, 05/30/29(d)		2,892	3,036,600
5.25%, 01/30/30(d)		1,265	1,200,169
Catalent Pharma Solutions, Inc.:
5.00%, 07/15/27(d)		1,141	1,184,506
2.38%, 03/01/28	EUR	432	459,065
Charles River Laboratories International, Inc.(d):
5.50%, 04/01/26	USD	135	140,400
4.25%, 05/01/28		1,662	1,661,152
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27	EUR	166	180,663
Elanco Animal Health, Inc., 5.65%, 08/28/28	USD	1,026	1,137,629
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(d):
9.50%, 07/31/27		837	885,295
6.00%, 06/30/28		687	443,115
Jaguar Holding Co. II/PPD Development LP(d):
4.63%, 06/15/25		3,116	3,171,153
5.00%, 06/15/28		3,019	3,090,701
Nidda BondCo GmbH:
7.25%, 09/30/25	EUR	337	385,268
5.00%, 09/30/25		100	110,040
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		344	380,200
Par Pharmaceutical, Inc., 7.50%, 04/01/27(d)	USD	6,093	6,252,637
Rossini Sarl, 6.75%, 10/30/25	EUR	201	240,448
Synlab Bondco PLC(3 mo. Euribor + 4.75%), 4.75%, 07/01/25(e)		275	308,344
Teva Pharmaceutical Finance Netherlands II BV:
1.88%, 03/31/27		100	94,620
1.63%, 10/15/28		100	91,249
West Street Merger Sub, Inc., 6.38%, 09/01/25(d)	USD	1,956	1,892,430

			47,204,957

Producer Durables: Miscellaneous — 0.8%
Boxer Parent Co., Inc.:
6.50%, 10/02/25	EUR	173	200,002
7.13%, 10/02/25(d)	USD	2,034	2,132,649
9.13%, 03/01/26(d)		3,216	3,328,560
Open Text Corp., 3.88%, 02/15/28(d)		2,540	2,445,537
Open Text Holdings, Inc., 4.13%, 02/15/30(d)		2,525	2,480,813

			10,587,561

Professional Services — 0.5%
ASGN, Inc., 4.63%, 05/15/28(d)		446	435,572
Dun & Bradstreet Corp.(d):
6.88%, 08/15/26		3,993	4,208,862
10.25%, 02/15/27		2,269	2,518,590

			7,163,024

Real Estate Management & Development — 0.4%
ADLER Real Estate AG:
1.50%, 04/17/22	EUR	100	109,118
3.00%, 04/27/26		200	222,361
Consus Real Estate AG, 9.63%, 05/15/24		200	243,799
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(d)	USD	2,092	2,180,910
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(d)		412	414,142
Heimstaden Bostad AB, (5 year EUR Swap + 3.67%), 3.25%(f)(k)	EUR	100	107,047
Howard Hughes Corp., 5.38%, 03/15/25(d)	USD	1,428	1,328,897
Peach Property Finance GmbH, 3.50%, 02/15/23	EUR	179	199,496

Security		Par (000)	Value

Real Estate Management & Development (continued)
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(d)	USD	684	$684,137
Summit Properties Ltd., 2.00%, 01/31/25	EUR	145	148,581

			5,638,488

Road & Rail — 0.3%
Autostrade per l’Italia SpA:
6.25%, 06/09/22	GBP	100	124,377
5.88%, 06/09/24	EUR	300	369,884
Herc Holdings, Inc., 5.50%, 07/15/27(d)	USD	2,667	2,672,734
Kapla Holding SAS:
(3 mo. Euribor + 3.25%), 3.25%, 12/15/26(e)	EUR	100	100,560
3.38%, 12/15/26		200	198,859
Loxam SAS:
4.25%, 04/15/24		100	106,227
3.25%, 01/14/25		268	274,150
3.75%, 07/15/26		115	118,517

			3,965,308

Semiconductors & Semiconductor Equipment — 2.2%
AMS AG, 6.00%, 07/02/25		301	334,792
Broadcom, Inc.(d):
5.00%, 04/15/30	USD	5,395	6,200,866
4.15%, 11/15/30		2,580	2,803,639
4.30%, 11/15/32		4,710	5,167,711
Infineon Technologies AG, (5 year EUR Swap + 3.39%), 2.88%(f)(k)	EUR	200	218,725
Microchip Technology, Inc., 4.25%, 09/01/25(d)	USD	5,208	5,241,140
Qorvo, Inc.:
5.50%, 07/15/26		285	296,400
4.38%, 10/15/29(d)		1,743	1,784,971
Seagate HDD Cayman, 4.13%, 01/15/31(d)		370	388,787
Sensata Tech, Inc., 4.38%, 02/15/30(d)		994	984,060
Sensata Technologies BV(d):
5.63%, 11/01/24		1,400	1,484,000
5.00%, 10/01/25		3,278	3,490,087

			28,395,178

Software — 4.7%
ACI Worldwide, Inc., 5.75%, 08/15/26(d)		3,505	3,651,334
Castle US Holding Corp., 9.50%, 02/15/28(d)		1,890	1,748,250
CDK Global, Inc.:
4.88%, 06/01/27		619	635,063
5.25%, 05/15/29(d)		614	637,590
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(d)		5,286	5,497,440
MSCI, Inc.(d):
4.75%, 08/01/26		181	187,243
4.00%, 11/15/29		455	464,100
3.63%, 09/01/30		682	678,590
3.88%, 02/15/31		3,712	3,786,240
Nuance Communications, Inc., 5.63%, 12/15/26		1,127	1,172,080
Oracle Corp.:
3.60%, 04/01/50		8,780	9,771,083
3.85%, 04/01/60		7,445	8,714,171
PTC, Inc.(d):
3.63%, 02/15/25		957	949,823
4.00%, 02/15/28		1,163	1,151,510
RP Crown Parent LLC, 7.38%, 10/15/24(d)		4,370	4,359,075
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)		11,061	11,254,567
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(d)		625	631,250
SS&C Technologies, Inc., 5.50%, 09/30/27(d)		5,157	5,232,498

SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(d)	USD	1,117	$1,144,925
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(d)		707	696,395

			62,363,227

Specialty Retail — 1.1%
Asbury Automotive Group, Inc.(d):
4.50%, 03/01/28		542	525,740
4.75%, 03/01/30		526	512,850
AutoNation, Inc., 4.75%, 06/01/30		765	828,930
Douglas GmbH, 6.25%, 07/15/22	EUR	100	94,244
Gap, Inc., 8.88%, 05/15/27(d)	USD	932	997,165
IAA, Inc., 5.50%, 06/15/27(d)		1,538	1,586,632
L Brands, Inc.:
6.88%, 07/01/25(d)		2,027	2,092,877
9.38%, 07/01/25(d)		43	43,052
6.88%, 11/01/35		2,579	2,145,470
6.75%, 07/01/36		384	314,880
Penske Automotive Group, Inc., 5.50%, 05/15/26		299	298,252
PetSmart, Inc.(d):
7.13%, 03/15/23		1,851	1,824,864
5.88%, 06/01/25		1,130	1,132,119
Staples, Inc., 7.50%, 04/15/26(d)		3,468	2,724,981

			15,122,056

Technology Hardware, Storage & Peripherals — 0.5%
NCR Corp.(d):
5.75%, 09/01/27		761	761,000
6.13%, 09/01/29		926	923,685
Presidio Holdings, Inc., 4.88%, 02/01/27(d)		1,805	1,764,388
Western Digital Corp., 4.75%, 02/15/26		2,496	2,579,491

			6,028,564

Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands, Inc., 5.38%, 05/15/25(d)		702	709,897
Levi Strauss & Co.:
5.00%, 05/01/25		229	229,861
5.00%, 05/01/25(d)		1,055	1,058,967
William Carter Co.(d):
5.50%, 05/15/25		377	388,781
5.63%, 03/15/27		543	559,290
Wolverine World Wide, Inc., 6.38%, 05/15/25(d)		391	409,573

			3,356,369

Thrifts & Mortgage Finance — 0.0%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(d)		92	87,400

Transportation Infrastructure — 0.1%
Atlantia SpA, 1.63%, 02/03/25	EUR	100	105,606
CMA CGM SA, 6.50%, 07/15/22		100	103,924
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(f)(k)		400	420,181
Heathrow Finance PLC, 4.13%, 09/01/29	GBP	215	248,158

			877,869

Utilities — 0.0%
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	100	113,361
4.13%, 08/01/25		227	260,836
Drax Finco PLC, 4.25%, 05/01/22	GBP	100	123,935
Vistra Operations Co. LLC, 3.55%, 07/15/24(d)	USD	30	30,962

			529,094

Security		Par (000)	Value

Wireless Telecommunication Services — 4.2%
Matterhorn Telecom SA:
2.63%, 09/15/24	EUR	100	$109,513
4.00%, 11/15/27		200	225,720
SBA Communications Corp., 3.88%, 02/15/27(d)	USD	6,927	6,901,024
Sprint Capital Corp.:
6.88%, 11/15/28		2,450	2,982,875
8.75%, 03/15/32		5,408	7,740,200
Sprint Corp.:
7.88%, 09/15/23		2,705	3,046,506
7.13%, 06/15/24		2,623	2,961,734
7.63%, 02/15/25		1,642	1,894,457
7.63%, 03/01/26		1,050	1,239,389
T-Mobile USA, Inc.:
6.50%, 01/15/24		2,638	2,695,245
6.50%, 01/15/26		1,494	1,561,394
4.50%, 02/01/26		1,408	1,424,840
4.75%, 02/01/28		2,710	2,862,844
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/25(d)		1,089	1,103,451
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
6.00%, 04/15/23(d)		698	680,550
8.25%, 10/15/23		622	587,790
VICI Properties LP/VICI Note Co., Inc.(d):
3.50%, 02/15/25		2,376	2,233,440
4.25%, 12/01/26		3,568	3,416,360
3.75%, 02/15/27		2,568	2,413,920
4.63%, 12/01/29		1,423	1,387,425
4.13%, 08/15/30		6,460	6,161,225
VTR Comunicaciones SpA, 5.13%, 01/15/28(d)(h)		1,065	1,086,833

			54,716,735

Total Corporate Bonds — 124.7% (Cost — $1,633,962,404)			1,635,909,394

Floating Rate Loan Interests(e) — 12.1%

Aerospace & Defense — 0.0%
WP CPP Holdings LLC, 2018 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/30/25		324	279,097

Airlines — 0.1%
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/17/24		315	307,912
Mileage Plus Holdings LLC, 2020 Term Loan B, 06/25/27(m)		962	954,381

			1,262,293

Auto Components — 0.1%
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/12/25		495	471,436
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 04/30/26		1,458	1,385,190

			1,856,626

Banks — 0.0%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 11/01/24		57	54,547

Capital Markets — 0.1%
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		653	615,586

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals — 0.6%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24	USD	2,365	$2,272,152
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		2,368	2,318,777
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 05/16/24		470	448,252
Illuminate Buyer LLC, Term Loan, 06/30/27(m)		2,177	2,141,080
Invictus US LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.53%, 03/30/26		327	259,074
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 05/15/24		463	432,557

			7,871,892

Commercial Services & Supplies — 0.9%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.00%, 11/10/23		248	244,767
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.68%, 08/04/25		2,968	2,945,740
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 09/06/24		1,233	1,130,575
GFL Environmental, Inc., 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/30/25		859	833,142
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/27/25		6,211	5,988,546

			11,142,770

Construction & Engineering — 0.8%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.45%, 06/21/24		9,520	8,686,817
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.32%, 05/23/25		1,789	1,686,271

			10,373,088

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, 04/03/24(m)		1,664	1,490,172

Diversified Consumer Services — 0.4%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 02/01/27		369	361,465
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		353	334,839
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		750	699,017
Gol LuxCo SA, 1st Lien Term Loan, (Fixed + 6.50%), 6.50%, 08/31/20(b)(n)		3,885	3,729,600

			5,124,921

Diversified Telecommunication Services — 0.4%
Frontier Communications Corp., 2017 Term Loan B1, (1 mo. LIBOR + 3.75%), 5.35%, 06/15/24		4,534	4,407,102
Northwest Fiber LLC, Term Loan B, (3 mo. LIBOR + 5.50%), 5.67%, 04/30/27(b)		1,328	1,314,720

			5,721,822

Electric Utilities — 0.1%
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25		1,559	1,529,769

Security		Par (000)	Value

Food Products — 0.0%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/23	USD	486	$465,982

Health Care Equipment & Supplies — 0.5%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 06/15/21		4,682	4,494,538
Ortho-Clinical Diagnostics SA:
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 06/30/25		780	727,624
EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	998	1,047,846

			6,270,008

Health Care Providers & Services — 0.8%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25	USD	943	905,627
Da Vinci Purchaser Corp., 2019 Term Loan, (6 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 01/08/27		1,149	1,115,966
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 10/10/25		3,849	2,511,797
EyeCare Partners LLC, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 8.56%, 02/18/28		3,500	2,975,000
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		1,297	1,253,595
Quorum Health Corp., Term Loan B, (2 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 04/29/22		1,271	1,132,499
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 11/16/25		511	477,324
Surgery Center Holdings, Inc., 2020 Term Loan B, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 08/31/24		92	91,770

			10,463,578

Health Care Services — 0.1%
Emerald TopCo., Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.26%, 07/25/26(b)		993	960,646

Hotels, Restaurants & Leisure — 0.1%
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		1,581	1,248,652
Golden Nugget, Inc., 2020 Initial Term Loan, 10/04/23(b)(m)		292	291,768

			1,540,420

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.18%, 08/12/26		94	90,394

Industrial Conglomerates — 0.2%
PSAV Holdings LLC, 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25		1,279	764,302
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 11/28/21		1,830	1,665,264

			2,429,566

Insurance — 0.3%
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 09/03/26		1,270	1,216,188

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26	USD	1,093	$1,058,385
Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/31/25		2,122	1,998,284

			4,272,857

Interactive Media & Services — 0.1%
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		123	116,659
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		913	866,537

			983,196

IT Services — 0.2%
Airbnb, Inc., Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 04/17/25(b)		383	396,405
Flexential Intermediate Corp.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 3.81%, 08/01/24		872	694,009
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 7.59%, 08/01/25		420	179,374
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		1,090	944,270

			2,214,058

Life Sciences Tools & Services — 0.3%
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 09/27/24		1,402	1,325,773
Sotera Health Holdings LLC, 2019 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		3,047	2,970,525

			4,296,298

Machinery — 0.4%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.18%, 09/21/26(b)		1,212	1,157,374
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.36%, 03/28/25		4,215	3,845,036

			5,002,410

Media — 2.2%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 4.18%, 08/14/26		1,011	969,547
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.26%, 08/21/26		4,328	3,912,371
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		1,170	1,097,442
Intelsat Jackson Holdings SA, :
2017 Term Loan B3, 11/27/23(m)		904	897,949
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		1,899	1,894,445
2017 Term Loan B5, (Fixed + 8.62%), 8.63%, 01/02/24(n)		10,040	10,019,353
2020 DIP Term Loan, 07/13/21(m)		2,266	2,296,089
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 3.43%, 12/01/23		479	356,730
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 02/01/24		221	210,762
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/17/26		857	815,193
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 03/09/27		6,898	6,531,582

			29,001,463

Security		Par (000)	Value

Metals & Mining — 0.0%
Big River Steel LLC, Term Loan B, 08/23/23(m)	USD	394	$369,550

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., 2020 SP DIP Roll Up Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 10/21/20		1,660	1,644,651

Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., 2019 Last Out Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/24/24		6,976	4,001,392
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 4.68%, 09/27/24		906	716,102

			4,717,494

Pharmaceuticals — 0.1%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 5.00%, 04/29/24		1,138	1,072,299
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		412	406,134

			1,478,433

Professional Services — 0.2%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 02/06/26		2,067	2,009,944

Software — 1.6%
BMC Software Finance, Inc., 2017 Term Loan, 10/02/25(m)		1,265	1,193,393
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 4.06%, 01/31/27		1,191	1,083,368
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		987	951,953
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 4.25%, 05/27/24		1,725	1,442,928
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 10/01/25		1,200	1,171,322
Informatica LLC:
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25(n)		2,634	2,630,707
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/25/27		1,277	1,219,344
Kronos, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 11/01/23		349	348,449
2nd Lien Term Loan, (1 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 11/01/24		3,635	3,632,247
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 11/29/24		889	827,561
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 12/01/25		613	542,800
Renaissance Holding Corp., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 4.01%, 05/30/25		46	43,720
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 10/12/23		262	253,882
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 08/01/25		718	687,266
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 03/03/23		575	554,057

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/30/22	USD	83	$80,803
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/01/24		196	186,172
Tibco Software Inc.:
2020 2nd Lien Term Loan, 03/04/28(m)		1,576	1,510,013
2020 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 06/30/26(b)		1,584	1,492,566
Ultimate Software Group, Inc.:
2020 Incremental Term Loan B, 05/04/26(m)		887	874,946
Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 05/03/26		570	551,092
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 07/02/25		188	176,766

			21,455,355

Specialty Retail — 0.2%
PetSmart, Inc., Term Loan B2, 03/11/22(m)		2,892	2,849,329

Wireless Telecommunication Services — 0.7%
Ligado Networks LLC:
2015 2nd Lien Term Loan, 0.00%, 12/07/20		9,530	4,136,082
PIK Exit Term Loan (12.20% Cash or 9.75% PIK), 0.00%, 12/07/20(g)		3,772	3,326,539
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.93%, 05/29/27		1,535	1,462,087

			8,924,708

Total Floating Rate Loan Interests — 12.1% (Cost — $174,109,489)			158,762,923

		Investment Value (000)

Other Interests(o) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow(a)(b)(i)		1,250	12

Total Other Interests — 0.0% (Cost — $—)			12

		Par (000)

Preferred Securities—5.5%

Capital Trusts — 5.3%

Banks — 0.8%
AIB Group PLC, 5.25%(f)(k)	EUR	400	422,934
Allied Irish Banks PLC, 7.38%(f)(k)		210	237,604
Banco Bilbao Vizcaya Argentaria SA, 8.88%(f)(k)		200	231,722
Banco de Sabadell SA, 6.50%(f)(k)		200	183,602
Banco Santander SA(f)(k):
4.38%		200	202,776
6.75%		200	230,178
Bankia SA, 6.38%(f)(k)		400	424,052
CaixaBank SA(f)(k):
5.25%		200	199,390
6.75%		400	449,400
CIT Group, Inc., Series A, 5.80%(f)(k)	USD	1,647	1,267,169
Erste Group Bank AG, 6.50%(f)(k)	EUR	200	233,688
ING Groep NV, 6.75%(f)(k)	USD	200	204,500
Intesa Sanpaolo SpA, 7.75%(f)(k)	EUR	200	244,923
National Westminster Bank PLC, Series C, 0.62%(j)(k)	USD	200	173,924

Security		Par (000)	Value

Banks (continued)
Stichting AK Rabobank Certificaten, 0.00%(k)	EUR	82	$97,357
Wells Fargo & Co., Series U, 5.88%(f)(k)	USD	5,131	5,333,007

			10,136,226

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(f)(k)	EUR	100	112,631

Capital Markets — 0.3%
Morgan Stanley,(f)(k):
Series H, 3.89%	USD	3,309	2,977,946
Series J, 4.09%		440	404,445
UBS Group AG, 5.75%(f)(k)	EUR	250	287,446

			3,669,837

Diversified Financial Services — 3.9%
Bank of America Corp.,(f)(k):
Series AA, 6.10%	USD	8,608	9,081,440
Series DD, 6.30%		432	479,399
Series X, 6.25%		3,534	3,657,937
Series Z, 6.50%		1,634	1,755,994
BNP Paribas SA, 4.50%(d)(f)(k)		1,230	1,077,788
Credit Suisse Group AG(d)(f)(k):
5.10%		860	814,850
6.25%		200	208,336
6.38%		3,145	3,193,747
7.50%		750	779,183
HBOS Capital Funding LP, 6.85%(k)		800	808,720
HSBC Holdings PLC, 6.00%(f)(k)		2,298	2,283,638
JPMorgan Chase & Co.,(f)(k):
Series 1, 4.23%		1,046	952,174
Series FF, 5.00%		7,650	7,317,225
Series HH, 4.60%		3,186	2,843,505
Series Q, 5.15%		850	826,625
Series S, 6.75%		5,589	6,008,175
Series U, 6.13%		4,228	4,314,674
Series V, 3.62%		3,075	2,713,687
Series X, 6.10%		640	654,941
Royal Bank of Scotland Group PLC, 8.63%(f)(k)		607	631,128
Societe Generale SA, 7.38%(d)(f)(k)		200	201,500
UniCredit SpA(f)(k):
6.75%	EUR	200	219,644
9.25%		225	267,968

			51,092,278

Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 2.00%(f)(k)		300	316,827
Telefonica Europe BV(f)(k):
4.38%		600	694,323
5.88%		200	242,132

			1,253,282

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		320	357,708

Insurance — 0.0%
Achmea BV, 4.63%(f)(k)		200	217,307
Assicurazioni Generali SpA, 4.60%(f)(k)		100	116,729
Legal & General Group PLC, 5.63%(f)(k)	GBP	200	244,784

			578,820

Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(d)(k)	USD	400	401,000

Oil, Gas & Consumable Fuels — 0.1%
BP Capital Markets PLC, 3.25%(f)(k)	EUR	250	282,035
Naturgy Finance BV(f)(k):
3.38%		100	112,631
4.13%		100	115,159

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Repsol International Finance BV(f)(k):
3.75%	EUR	100	$111,788
4.25%		100	113,536

			735,149

Real Estate Management & Development — 0.0%
Citycon OYJ, 4.50%(f)(k)		100	95,808
TLG Finance Sarl, 3.38%(f)(k)		200	212,341

			308,149

Utilities — 0.0%
Electricite de France SA(f)(k):
3.00%		200	214,067
4.00%		200	230,400
6.00%	GBP	100	130,681

			575,148

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC:
4.20%, 10/03/78(f)		200	243,116
3.10%, 01/03/79		500	561,750

			804,866

Total Capital Trusts — 5.3%			70,025,094

		Shares

Preferred Stocks — 0.2%

Auto Components — 0.2%
UCI International, Inc., 0.00%(b)		109,729	2,523,767

Banks — 0.0%
CF-B L2 (D) LLC, (Aquired 04/08/15, cost $656,673), 0.00%(p)		671,058	64,958

Total Preferred Stocks — 0.2%			2,588,725

Total Preferred Securities— 5.5% (Cost — $77,111,310)			72,613,819

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co., (Expires 06/30/23)(a)		106,505	398,329

Total Warrants — 0.0% (Cost — $456,911)			398,329

Total Long-Term Investments — 144.2% (Cost — $1,943,112,318)			1,892,323,712

	Shares	Value

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(q)(r)	3,394,178	$3,394,178

Total Short-Term Securities — 0.3% (Cost — $3,394,178)		3,394,178

Options Purchased — 0.0% (Cost — $11,969)		7,980

Total Investments Before Options Written — 144.5% (Cost — $1,946,518,465)		1,895,725,870

Options Written — (0.0)% (Premiums Received — $6,171)		(4,020)

Total Investments, Net of Options Written — 144.5% (Cost — $1,946,512,294)		1,895,721,850

Liabilities in Excess of Other Assets — (44.5)%		(583,600,765)

Net Assets — 100.0%		$1,312,121,085

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	When-issued security.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(k)	Perpetual security with no stated maturity date.
(l)	Convertible security.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Fixed rate.
(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(p)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $64,958, representing less than 0.05% of its net assets as of period end, and an original cost of $656,673.

(q)	Annualized 7-day yield as of period end.

(r)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,394,178	(b)	—	3,394,178	$3,394,178	$8,706	$—	$—
iShares iBoxx $ High Yield Corporate Bond ETF (c)	427,751	330,000		(757,751)	—	—	156,483	177,865	(426,425)

						$3,394,178	$165,189	$177,865	$(426,425)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Trust.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	571	09/21/20	$79,467	$(279,691)
Long U.S. Treasury Bond	55	09/21/20	9,821	(117,118)
U.S. Treasury Ultra Bond	178	09/21/20	38,832	(460,297)
5-Year U.S. Treasury Note	252	09/30/20	31,687	(86,117)

				$(943,223)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	957,000	USD	657,854	Deutsche Bank AG	07/06/20	$2,588
CAD	1,943,000	USD	1,419,347	JPMorgan Chase Bank N.A.	07/06/20	11,873
EUR	43,490,000	USD	48,752,290	Goldman Sachs International	07/06/20	112,682
GBP	3,965,000	USD	4,876,914	State Street Bank and Trust Co.	07/06/20	36,233
USD	38,248	EUR	34,000	Barclays Bank PLC	07/06/20	46
USD	156,900	GBP	125,000	Bank of America N.A.	07/06/20	2,009
USD	125,177	GBP	99,000	Goldman Sachs International	07/06/20	2,504
USD	118,677	GBP	94,000	UBS AG	07/06/20	2,198
USD	157,903	GBP	125,000	UBS AG	07/06/20	3,012

						173,145

USD	634,943	AUD	957,000	Bank of America N.A.	07/06/20	(25,500)
USD	1,411,975	CAD	1,943,000	BNP Paribas S.A.	07/06/20	(19,245)
USD	206,540	CHF	200,000	State Street Bank and Trust Co.	07/06/20	(4,576)
USD	210,248	EUR	189,000	Canadian Imperial Bank of Commerce	07/06/20	(2,110)
USD	93,931	EUR	84,000	Citibank N.A.	07/06/20	(450)
USD	62,819	EUR	56,000	Natwest Markets PLC	07/06/20	(102)
USD	48,005,479	EUR	43,128,000	UBS AG	07/06/20	(452,753)
USD	247,405	GBP	200,000	Citibank N.A.	07/06/20	(421)
USD	4,092,660	GBP	3,323,000	UBS AG	07/06/20	(24,966)
USD	657,913	AUD	957,000	Deutsche Bank AG	08/05/20	(2,639)
USD	1,419,477	CAD	1,943,000	JPMorgan Chase Bank N.A.	08/05/20	(11,854)
USD	48,783,777	EUR	43,490,000	Goldman Sachs International	08/05/20	(113,286)
USD	4,877,788	GBP	3,965,000	State Street Bank and Trust Co.	08/05/20	(36,327)

						(694,229)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	4	09/18/20	USD	3,400.00	USD	1,240	$7,980

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	4	09/18/20	USD	3,500.00	USD	1,240	$(4,020)

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	USD	21,528	$(121,590)	$(1,158,053)	$1,036,463

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Altice Finco SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	180	$(12,780)	$(22,093)	$9,313
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	140	(9,940)	(14,201)	4,261
Nordstrom Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	USD	318	53,255	75,489	(22,234)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	87	1,162	2,075	(913)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	83	1,111	2,191	(1,080)

							$32,808	$43,461	$(10,653)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank PLC	06/20/23	B	EUR	124	$(18,859)	$(10,317)	$(8,542)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	B	EUR	88	(13,425)	(8,175)	(5,250)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	90	(13,678)	(5,751)	(7,927)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	12/20/23	B	EUR	60	(10,858)	(6,900)	(3,958)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	NR	USD	856	(56,237)	(46,801)	(9,436)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	50	(9,706)	(605)	(9,101)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	140	(27,177)	—	(27,177)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	30	(5,824)	959	(6,783)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	70	(13,589)	3,906	(17,495)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	12/20/24	BB	EUR	90	(7,681)	2,689	(10,370)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	NR	USD	1,221	(139,796)	(165,785)	25,989
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB	EUR	38	(5,909)	(6,776)	867
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB	EUR	82	(12,958)	(14,903)	1,945
Rolls-Royce PLC	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	BB	EUR	90	(14,150)	(13,241)	(909)
Tesco PLC	1.00	Quarterly	Barclays Bank PLC	12/20/25	BBB-	EUR	200	619	(4,802)	5,421
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	BBB-	EUR	290	(11,432)	(25,477)	14,045

								$(360,660)	$(301,979)	$(58,681)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount/ Contract Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Reference	Frequency
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	Goldman Sachs International	N/A	09/20/20	USD	10,153	$336,200	$315	$335,885
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	JPMorgan Chase Bank N.A.	N/A	09/20/20	USD	2,000	(1,817)	17	(1,834)
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/20	USD	1,000	3,003	9	2,994
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/20	USD	1,695	56,912	210	56,702
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	Goldman Sachs International	N/A	12/20/20	USD	3,413	144,899	317	144,582
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	Goldman Sachs International	N/A	12/20/20	USD	3,413	141,684	317	141,367
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	Morgan Stanley & Co. International PLC	N/A	12/20/20	USD	3,389	113,006	420	112,586
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	Morgan Stanley & Co. International PLC	N/A	12/20/20	USD	1,707	64,462	212	64,250
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	JPMorgan Chase Bank N.A.	N/A	12/20/20	USD	3,000	125,952	372	125,580
3-Month LIBOR, 0.30%	Quarterly	IBOXX US Dollar Liquid High Yield	At Maturity	JPMorgan Chase Bank N.A.	N/A	12/20/20	USD	3,413	135,274	423	134,851

									$1,119,575	$2,612	$1,116,963

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(1,158,053)	$1,036,463	$—	$—
OTC Swaps	89,921	(345,827)	1,180,638	(133,009)	—
Options Written	N/A	N/A	2,151	—	(4,020)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$173,145	$—	$—	$173,145
Options purchased
Investments at value — unaffiliated(a)	—	—	7,980	—	—	—	7,980
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(b)	—	1,036,463	—	—	—	—	1,036,463
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	149,150	—	—	1,121,409	—	1,270,559

	$—	$1,185,613	$7,980	$173,145	$1,121,409	$—	$2,488,147

SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(b)	$—	$—	$—	$—	$943,223	$—	$943,223
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	694,229	—	—	694,229
Options written
Options written at value	—	—	4,020	—	—	—	4,020
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	477,002	—	—	1,834	—	478,836

	$—	$477,002	$4,020	$694,229	$945,057	$—	$2,120,308

(a)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
(b)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(2,636,659)	$—	$(308,869)	$—	$(2,945,528)
Forward foreign currency exchange contracts	—	—	—	205,974	—	—	205,974
Options purchased(a)	—	(341,596)	239,293	—	(455,260)	—	(557,563)
Options written	—	—	(231,136)	—	(4,505,328)	—	(4,736,464)
Swaps	—	(4,722,792)	—	—	(33,204)	—	(4,755,996)

	$—	$(5,064,388)	$(2,628,502)	$205,974	$(5,302,661)	$—	$(12,789,577)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$853	$—	$(978,402)	$—	$(977,549)
Forward foreign currency exchange contracts	—	—	—	514,955	—	—	514,955
Options purchased(a)	—	—	(3,989)	—	13,958	—	9,969
Options written	—	—	2,151	—	1,271	—	3,422
Swaps	—	256,511	—	—	1,116,963	—	1,373,474

	$—	$256,511	$(985)	$514,955	$153,790	$—	$924,271

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	97,052,211
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	110,109,668
Average amounts sold — in USD	54,977,351
Options:
Average value of option contracts purchased	769,308
Average value of option contracts written	473,580
Average notional value of swaption contracts purchased	64,805,000
Average notional value of swaption contracts written	25,805,000
Credit default swaps:
Average notional value — buy protection	610,815
Average notional value — sell protection	41,324,470
Total return swaps:
Average notional value	16,591,500

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$315,912		$—
Forward foreign currency exchange contracts	173,145		694,229
Options	7,980	(a)	4,020
Swaps — Centrally cleared	11,000		—
Swaps — OTC(b)	1,270,559		478,836

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$1,778,596		$1,177,085

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(334,892)		(4,020)

Total derivative assets and liabilities subject to an MNA	$1,443,704		$1,173,065

(a)

Includes options purchased at value which is included in Investments at value—unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets
Bank of America N.A..	$2,009	$(2,009)	$—	$—	$—
Barclays Bank PLC	106,945	(106,945)	—	—	—
Citibank N.A.	2,812	(2,812)	—	—	—
Credit Suisse International	25,394	(25,394)	—	—	—
Deutsche Bank AG	2,588	(2,588)	—	—	—
Goldman Sachs International	737,969	(124,144)	—	(613,825)	—
JPMorgan Chase Bank N.A.	273,116	(41,516)	—	(231,600)	—
Morgan Stanley & Co. International PLC	251,428	(25,477)	—	(225,951)	—
State Street Bank and Trust Co.	36,233	(36,233)	—	—	—
UBS AG	5,210	(5,210)	—	—	—

	$1,443,704	$(372,328)	$—	$(1,071,376)	$—

SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)(e)
Bank of America N.A.	$25,500	$(2,009)	$—	$—	$23,491
Barclays Bank PLC	267,917	(106,945)	—	(160,972)	—
BNP Paribas S.A.	19,245	—	—	—	19,245
Canadian Imperial Bank of Commerce	2,110	—	—	—	2,110
Citibank N.A.	35,975	(2,812)	—	—	33,163
Credit Suisse International	109,818	(25,394)	—	—	84,424
Deutsche Bank AG	2,639	(2,588)	—	—	51
Goldman Sachs International	124,144	(124,144)	—	—	—
JPMorgan Chase Bank N.A.	41,516	(41,516)	—	—	—
Morgan Stanley & Co. International PLC	25,477	(25,477)	—	—	—
Natwest Markets PLC	102	—	—	—	102
State Street Bank and Trust Co.	40,903	(36,233)	—	—	4,670
UBS AG	477,719	(5,210)	—	—	472,509

	$1,173,065	$(372,328)	$—	$(160,972)	$639,765

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$20,987,185	$56,625	$660,764	$21,704,574
Asset-Backed Securities	—	2,934,661	—	2,934,661
Corporate Bonds	119,832	1,635,765,143	24,419	1,635,909,394
Floating Rate Loan Interests	—	149,419,844	9,343,079	158,762,923
Other Interests	—	—	12	12
Preferred Securities	—	70,025,094	2,523,767	72,548,861
Warrants	—	398,329	—	398,329
Options Purchased:
Equity Contracts	7,980	—	—	7,980
Short-Term Securities	3,394,178	—	—	3,394,178
Unfunded floating rate loan interests (a)	—	28,709	—	28,709

Subtotal	$24,509,175	$1,858,628,405	$12,552,041	$1,895,689,621

Investments Valued at NAV(b)				64,958

Total Investments				$1,895,754,579

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$1,098,304	$—	$1,098,304
Foreign currency exchange contracts	—	173,145	—	173,145
Interest rate contracts	—	1,118,797	—	1,118,797
Liabilities:
Credit contracts	—	(131,175)	—	(131,175)
Equity contracts	(4,020)	—	—	(4,020)
Foreign currency exchange contracts	—	(694,229)	—	(694,229)
Interest rate contracts	(943,223)	(1,834)	—	(945,057)

	$(947,243)	$1,563,008	$—	$615,765

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

The breakdown of the Trust’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $617,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Total
Assets:
Opening Balance, as of December 31, 2019	$2,297,448	$25,016	$12,707,738	$12	$2,496,335	$17,526,549
Transfers into Level 3	—	—	3,253,906	—	—	3,253,906
Transfers out of Level 3	—	—	(2,985,152)	—	—	(2,985,152)
Accrued discounts/premiums	—	—	5,359	—	—	5,359
Net realized gain (loss)	—	1,838	(259,639)	—	—	(257,801)
Net change in unrealized appreciation (depreciation)(a)(b)	(1,704,161)	(597)	(152,642)	—	27,432	(1,829,968)
Purchases	67,477	—	3,504,731	—	—	3,572,208
Sales	—	(1,838)	(6,731,222)	—	—	(6,733,060)

Closing Balance, as June 30, 2020	$660,764	$24,419	$9,343,079	$12	$2,523,767	$12,552,041

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 (b)	$(1,704,161)	$(597)	$(304,551)	$—	$27,432	$(1,981,877)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	73

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BHK	HYT(a)

ASSETS
Investments at value — unaffiliated(b)	$1,278,045,003	$1,892,331,692
Investments at value — affiliated(c)	39,727,383	3,394,178
Cash	—	363,948
Cash pledged:
Collateral — OTC derivatives	13,398,000	240,000
Futures contracts	1,508,970	3,450,000
Centrally cleared swaps	1,941,940	2,990,000
Foreign currency at value(d)	2,096,407	1,204,597
Receivables:
Investments sold	4,279,746	44,050,141
Options written	128,074	—
TBA sale commitments	61,974,988	—
Dividends — affiliated	3,262	230
Dividends — unaffiliated	24,339	64,679
Interest — unaffiliated	10,616,482	26,523,417
Principal paydowns	17,455	—
Variation margin on futures contracts	41,375	315,912
Variation margin on centrally cleared swaps	88,122	11,000
Swap premiums paid	1,060	89,921
Unrealized appreciation on:
Forward foreign currency exchange contracts	60,984	173,145
OTC swaps	656,635	1,180,638
Unfunded floating rate loan interests	—	28,709
Prepaid expenses	11,651	38,155

Total assets	1,414,621,876	1,976,450,362

LIABILITIES
Bank overdraft	577,502	—
Cash received:
Collateral — reverse repurchase agreements	28,527,475	—
Collateral — OTC derivatives	330,000	1,670,000
Options written at value(e)	8,837,148	4,020
TBA sale commitments at value(f)	62,315,625	—
Reverse repurchase agreements at value	274,674,153	—
Payables:
Investments purchased	169,628,331	40,789,245
Bank borrowings	—	617,000,000
Income dividend distributions	85,853	903,257
Interest expense	—	502,185
Investment advisory fees	460,678	945,391
Trustees’ and Officer’s	220,802	593,603
Options written	34,861	—
Other accrued expenses	423,625	748,511
Variation margin on futures contracts	159,742	—
Swap premiums received	7,096,252	345,827
Unrealized depreciation on:
Forward foreign currency exchange contracts	196,435	694,229
OTC swaps	3,928,925	133,009

Total liabilities	557,497,407	664,329,277

NET ASSETS	$857,124,469	$1,312,121,085

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$754,357,286	$1,576,025,774
Accumulated earnings (loss)	102,767,183	(263,904,689)

NET ASSETS	$857,124,469	$1,312,121,085

Net asset value	$15.89	$10.76

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$1,175,550,741	$1,943,124,287
(c) Investments at cost — affiliated	$39,727,383	$3,394,178
(d) Foreign currency at cost	$2,076,354	$1,203,000
(e) Premiums received	$8,550,224	$6,171
(f) Proceeds from TBA sale commitments	$61,974,988	$—
(g) Par value	$0.001	$0.100
(h) Shares outstanding	53,935,126	121,904,056
(i) Shares authorized	Unlimited	200 million

See notes to financial statements.

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BHK	HYT(a)

INVESTMENT INCOME
Dividends — affiliated	$98,252	$165,189
Dividends — unaffiliated	197,687	223,252
Interest — unaffiliated	23,215,180	58,016,618
Other income	—	314,140
Foreign taxes withheld	(5,845)	(675)

Total investment income	23,505,274	58,718,524

EXPENSES
Investment advisory	2,756,417	5,682,732
Professional	89,580	151,105
Accounting services	72,913	107,066
Custodian	48,771	41,308
Transfer agent	39,910	71,622
Printing	12,408	17,109
Registration	9,826	24,426
Trustees and Officer	6,607	—
Miscellaneous	92,808	49,278

Total expenses excluding interest expense	3,129,240	6,144,646
Interest expense	1,166,900	4,675,910

Total expenses	4,296,140	10,820,556
Less fees waived and/or reimbursed by the Manager	(12,392)	(32,822)

Total expenses after fees waived and/or reimbursed	4,283,748	10,787,734

Net investment income	19,221,526	47,930,790

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	14,720,931	(2,945,528)
Forward foreign currency exchange contracts	478,481	205,974
Foreign currency transactions	(72,035)	3,295
Investments — affiliated	—	177,865
Investments — unaffiliated	(1,276,146)	(43,313,164)
Options written	1,374,897	(4,736,464)
Swaps	(2,494,136)	(4,755,996)

	12,731,992	(55,364,018)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,471,310	(977,549)
Forward foreign currency exchange contracts	30,441	514,955
Foreign currency translations	1,204	(9,353)
Investments — affiliated	—	(426,425)
Investments — unaffiliated	25,853,258	(85,259,055)
Options written	(2,756,973)	3,422
Swaps	(7,539,813)	1,373,474
Unfunded floating rate loan interests	(7,384)	(51,291)

	17,052,043	(84,831,822)

Net realized and unrealized gain (loss)	29,784,035	(140,195,840)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,005,561	$(92,265,050)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets

	BHK			HYT(a)
	Six Months Ended 06/30/20 (unaudited)	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19	Six Months Ended 06/30/20 (unaudited)		Period from 09/01/19 to 12/31/19	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,221,526	$11,549,998	$35,463,470	$47,930,790		$30,768,015	$97,471,136
Net realized gain (loss)	12,731,992	(3,632,135)	7,295,704	(55,364,018)		(141,412)	(67,566,669)
Net change in unrealized appreciation (depreciation)	17,052,043	(15,398,745)	91,036,294	(84,831,822)		27,567,317	60,848,469

Net increase (decrease) in net assets resulting from operations	49,005,561	(7,480,882)	133,795,468	(92,265,050)		58,193,920	90,752,936

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(18,230,072)	(16,633,478)	(41,530,051)	(47,481,630	)(c)	(43,177,944)	(106,289,272)
From return of capital	—	(1,186,687)	—	—		(3,584,451)	—

Decrease in net assets resulting from distributions to Common shareholders	(18,230,072)	(17,820,165)	(41,530,051)	(47,481,630)		(46,762,395)	(106,289,272)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	—		—	(26,449,511)

NET ASSETS
Total increase (decrease) in net assets	30,775,489	(25,301,047)	92,265,417	(139,746,680)		11,431,525	(41,985,847)
Beginning of period	826,348,980	851,650,027	759,384,610	1,451,867,765		1,440,436,240	1,482,422,087

End of period	$857,124,469	$826,348,980	$851,650,027	$1,312,121,085		$1,451,867,765	$1,440,436,240

(a)	Consolidated Statement of Changes.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended June 30, 2020

	BHK	HYT(a)

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$49,005,561	$(92,265,050)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	454,598,784	1,029,926,293
Purchases of long-term investments	(459,992,734)	(1,008,826,790)
Net proceeds from purchases of short-term securities	(27,353,097)	(7,026,889)
Amortization of premium and accretion of discount on investments and other fees	1,422,047	(49,508)
Premiums received from options written	4,575,558	5,910,723
Premiums paid on closing options written	(3,896,733)	(10,692,626)
Net realized (gain) loss on investments	(98,751)	47,871,763
Net unrealized (appreciation) depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(15,578,741)	84,046,091

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	16,083	2,838
Dividends — unaffiliated	(3)	(64,679)
Interest — unaffiliated	239,262	2,568,938
Variation margin on futures contracts	100,952	(313,599)
Variation margin on centrally cleared swaps	104,073	(11,000)
Swap premiums paid	3,072	(62,375)
Prepaid expenses	(5,286)	(27,232)

Increase (Decrease) in Liabilities:
Cash received
Collateral — OTC derivatives	—	1,670,000
Collateral — reverse repurchase agreements	24,532,188	—
Payables:
Investment advisory fees	(453,078)	(1,047,619)
Interest expense and fees	(1,135,110)	(764,058)
Trustees’ and Officer’s fees	(14,882)	(80,343)
Variation margin on futures contracts	(198,528)	(3,827)
Variation margin on centrally cleared swaps	—	(2,395)
Other accrued expenses	(92,673)	(107,507)
Swap premiums received	2,286,576	(19,905)

Net cash provided by operating activities	28,064,540	50,631,244

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(21,790,234)	(56,074,699)
Payments for bank borrowings	—	(468,000,000)
Proceeds from bank borrowings	—	478,000,000
Increase in bank overdraft	577,502	—
Net borrowing of reverse repurchase agreements	4,060,552	—

Net cash used for financing activities	(17,152,180)	(46,074,699)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$2,590	$(8,722)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	10,914,950	4,547,823
Restricted and unrestricted cash and foreign currency at beginning of period	8,030,367	3,700,722

Restricted and unrestricted cash and foreign currency at end of period	$18,945,317	$8,248,545

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,302,010	$6,444,338

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2020

	BHK	HYT(a)

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$363,948
Cash pledged:
Collateral — OTC derivatives	13,398,000	240,000
Futures contracts	1,508,970	3,450,000
Centrally cleared swaps	1,941,940	2,990,000
Foreign currency at value	2,096,407	1,204,597

	$18,945,317	$8,248,545

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$94,669	$782,055
Cash pledged:
Collateral — OTC derivatives	1,788,000	410,000
Futures contracts	1,981,092	47,150
Centrally cleared swaps	3,264,940	1,418,000
Foreign currency at value	901,666	1,043,517

	$8,030,367	$3,700,722

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BHK
	Six Months Ended 06/30/20 (unaudited)		Period from 09/01/19 to 12/31/19		Year Ended August 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.32		$15.79		$14.08	$14.96	$15.25	$14.29	$15.24

Net investment income(a)	0.36		0.22		0.66	0.72	0.76	0.79	0.86
Net realized and unrealized gain (loss)	0.55		(0.36)		1.82	(0.82)	(0.27)	1.01	(0.73)

Net increase (decrease) from investment operations	0.91		(0.14)		2.48	(0.10)	0.49	1.80	0.13

Distributions(b)
From net investment income	(0.34)		(0.27)		(0.73)	(0.78)	(0.78)	(0.84)	(1.04)
From net realized gain	—		(0.04)		(0.04)	—	—	—	—
From return of capital	—		(0.02)		—	—	—	—	—
In excess of net investment income(c)	—		—		—	—	—	—	(0.04)

Total distributions	(0.34)		(0.33)		(0.77)	(0.78)	(0.78)	(0.84)	(1.08)

Net asset value, end of period	$15.89		$15.32		$15.79	$14.08	$14.96	$15.25	$14.29

Market price, end of period	$15.37		$14.58		$14.56	$12.85	$14.10	$14.33	$12.63

Total Return(d)
Based on net asset value	6.10	%(e)	(0.75	)%(e)	18.86%	(0.24)%	3.88%	13.67%	1.62%

Based on market price	7.84	%(e)	2.43	%(e)	20.09%	(3.40)%	4.20%	20.85%	0.35%

Ratios to Average Net Assets
Total expenses	1.04	%(f)(g)	1.42	%(f)(h)	1.72%	1.60%	1.16%	0.97%	0.95	%(i)

Total expenses after fees waived and/or reimbursed	1.03	%(f)(g)	1.42	%(f)	1.72%	1.60%	1.16%	0.97%	0.95	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.75	%(f)(g)	0.79	%(f)	0.77%	0.82%	0.78%	0.78%	0.82	%(i)

Net investment income	4.63	%(f)(g)	4.15	%(f)	4.63%	4.99%	5.19%	5.48%	5.83%

Supplemental Data
Net assets, end of period (000)	$857,124		$826,349		$851,650	$759,385	$806,848	$822,549	$770,822

Borrowings outstanding, end of period (000)	$274,674		$271,749		$273,621	$316,216	$289,078	$288,239	$303,651

Portfolio turnover rate(j)	44%		21%		27%	28%	32%	35%	55%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.45%.

(i)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015.

(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 09/01/19 to 12/31/19	Year Ended August 31,
			2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	30%	11%	27%	28%	32%	35%	51%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	HYT
	Six Months Ended 06/30/20 (unaudited)		Period from 09/01/19 to 12/31/19		Year Ended August 31,
					2019	2018	2017		2016		2015

Net asset value, beginning of period	$11.91		$11.82		$11.90	$12.22	$11.79		$12.06		$13.47

Net investment income(a)	0.39		0.25		0.79	0.83	0.85		0.82		0.87
Net realized and unrealized gain (loss)	(1.15)		0.22		(0.01)	(0.31)	0.47		(0.10)		(1.31)

Net increase (decrease) from investment operations	(0.76)		0.47		0.78	0.52	1.32		0.72		(0.44)

Distributions(b)
From net investment income	(0.39	)(c)	(0.35)		(0.86)	(0.84)	(0.89)		(0.99)		(0.97)
From return of capital	—		(0.03)		—	—	—		—		—

Total distributions	(0.39)		(0.38)		(0.86)	(0.84)	(0.89)		(0.99)		(0.97)

Net asset value, end of period	$10.76		$11.91		$11.82	$11.90	$12.22		$11.79		$12.06	(d)

Market price, end of period	$10.17		$11.20		$10.51	$10.70	$11.13		$10.88		$9.97

Total Return(e)
Based on net asset value	(6.04	)%(f)	4.28	%(f)	8.06%	5.25%	12.41	%(g)	7.76%		(2.40	)%(d)

Based on market price	(5.56	)%(f)	10.28	%(f)	6.86%	3.91%	10.94%		20.29%		(9.96)%

Ratios to Average Net Assets(h)
Total expenses	1.64	%(i)	1.92	%(i)(j)	2.19%	1.99%	1.54%		1.39	%(k)	1.37%

Total expenses after fees waived and/or reimbursed	1.64	%(i)	1.92	%(i)	2.19%	1.99%	1.54%		1.39%		1.37%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93	%(i)	0.93	%(i)	0.92%	0.94%	0.91%		0.93%		0.96%

Net investment income	7.28	%(i)	6.39	%(i)	6.87%	6.88%	7.04%		7.30%		6.88%

Supplemental Data
Net assets, end of period (000)	$1,312,121		$1,451,868		$1,440,436	$1,482,422	$1,545,622		$1,492,948		$1,527,307

Borrowings outstanding, end of period (000)	$617,000		$607,000		$486,000	$647,000	$649,000		$604,000		$631,000

Asset coverage, end of period per $1,000 of bank borrowings	3,128		3,392		3,965	3,292	3,382		3,472		3,419

Portfolio turnover rate	54%		20%		64%	65%	75%		66%		57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 09/01/19 to 12/31/19	Year Ended August 31,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	0.01%	0.04%	0.11%	—%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.95%.

(k)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

See notes to financial statements.

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On September 5, 2019, the Board approved a change in the fiscal year-end of BHK and HYT, effective as of December 31, 2019, from August 31 to December 31.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (collectively, the “Taxable Subsidiaries”), which are wholly-owned taxable subsidiaries of HYT and which hold shares of private Canadian companies. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiaries may be taxable to such subsidiary in Luxembourg. An income tax provision for income, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. The net assets of the Taxable Subsidiaries as of period end were $307,351, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income and net realized and unrealized gains on investments and/or return of capital.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (unaudited) (continued)

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2020. The adjusted cost basis of securities at December 31, 2019 are as follows:

BHK	$1,090,384,851
HYT	2,017,057,740

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (unaudited) (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of HYT were fair valued using net asset value per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, HYT had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
HYT	Intelsat Jackson Holdings SA.	$2,174,127	$2,173,964	$2,202,673	$28,709

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BHK were $ 274,724,086 and 0.85%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of BHK’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BHK
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount (b)
BNP Paribas S.A.	$120,527,411	$(120,527,411)	$—	$—
BofA Securities, Inc.	63,515	(63,515)	—	—
Credit Agricole Corporate And Inves	69,177,322	(69,177,322)	—	—
Nomura Securities International, Inc.	84,905,905	(84,905,905)	—	—

	$274,674,153	$(274,674,153)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $276,649,010 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (unaudited) (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Trust would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BHK pays the Manager a monthly fee at an annual rate equal to 0.50% of the average weekly value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities.

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiaries.

Effective November 21, 2019, with respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and, with respect to BHK, BlackRock (Singapore) Limited (“BRS”) (together, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of each Trust for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

	BHK	HYT
Amounts waived	$12,392	$705

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, HYT waived $32,117 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BHK	$1,144,866	$2,814,471	$(2,944)
HYT	9,330,226	16,366,807	47,461

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

	BHK *	HYT
Purchases	$523,364,634	$1,030,785,842
Sales	495,070,101	1,068,036,631

*	Includes paydowns/payups.

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
BHK	$157,539,503	$157,736,657

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for the period ended December 31, 2019 and each of the four years ended August 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2019, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BHK	HYT
$5,785,613	$143,923,343

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BHK	HYT
Tax cost	$1,216,233,411	$1,949,517,955

Gross unrealized appreciation	$132,842,579	$55,601,611
Gross unrealized depreciation	(35,175,531)	(108,771,760)

Net unrealized appreciation (depreciation)	$97,667,048	$(53,170,149)

9.	BANK BORROWINGS

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of period end, HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment of $732,000,000 for HYT.

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, HYT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended June 30, 2020, the average amount of bank borrowings and the daily weighted average interest rates for HYT for loans under the revolving credit agreements were $ 581,637,363 and 1.61%, respectively.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (unaudited) (continued)

in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”) or are unrated, which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Each Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Trust was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BHK		HYT
	Shares	Amount	Shares	Amount
Year ended August 31, 2019	—	$—	2,645,529	$26,449,511

For the six months ended June 30, 2020 and period ended December 31, 2019, the Trusts did not repurchase any shares.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Dividend Per Common Share
	Paid (a)	Declared (b)
BHK	$0.067600	$0.067600
HYT	0.077900	0.077900

(a)	Net investment income dividend paid on July 31, 2020 to Common Shareholders of record on July 15, 2020.
(b)	Net investment income dividend declared on August 3, 2020, payable to shareholders of record on August 14, 2020.

NOTES TO FINANCIAL STATEMENTS	93

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (“BHK”) and BlackRock Corporate High Yield Fund, Inc. (“HYT” and together with BHK, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the performance of BHK as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, BHK outperformed its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BHK, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, HYT ranked in the first, first and second quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets,

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	95

Disclosure of Investment Advisory Agreements  (continued)

which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BHK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board noted that HYT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	97

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BHK only.

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of each Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trusts may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

ADDITIONAL INFORMATION	99

Additional Information  (continued)

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

NGN	Nigerian Naira

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

PIK	Payment-In-Kind

RB	Revenue Bonds

GLOSSARY OF TERMS USED IN THIS REPORT	101

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

2

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: September 4, 2020

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